UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2023

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

FS Multi-Strategy Alternatives Fund

FS Managed Futures Fund

FS Chiron Real Development Fund

(Formerly, FS Chiron Real Asset Fund)

Annual Report	December 31, 2023

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available after August 30 (i) without charge, upon request, by calling 1-877-924-4766; and (ii) on the SEC’s website at https://www.sec.gov

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2023

FS Multi-Strategy Alternatives Fund

Dear Shareholder:

For the fiscal year ended December 31, 2023, FS Multi-Strategy Alternatives Fund (the “Fund”) returned 5.44% (Class I shares) with a realized 1.5% annualized monthly volatility and a 0.50 correlation to equities. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (which tracks the performance of the U.S. dollar-denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with remaining term to final maturity of less than 3 months), the primary benchmark for the Fund, had a positive return of 5.01% over this time period.

The Fund follows a “hybrid” investment approach — allocating to both skilled hedge fund managers for alpha and rules-based alternative beta strategies for long/short sources of return that can be captured systematically. These strategies trade long and short across different asset groups: stocks of major developed markets, country indices, bond futures, interest rate futures, currencies, bonds, and credit securities.

The fund allocates to four hedge fund managers:

●

MidOcean Credit Fund Management, L.P. (“MidOcean”) – implements an event driven long/short credit strategy which seeks to capture current income and growth from three primary pockets of inefficiencies in the credit market: callable bonds, short-dated credit, and crossover credit.

●

Mariner Investment Group (“Mariner”) – executes a disciplined relative value strategy by investing primarily in interest-only Agency MBS seeking income with low duration and an asymmetric risk return profile.

●

Waterfall Asset Management (“Waterfall”) – invests in ABS and implements a relative-value methodology to seek absolute returns as well as low volatility and low correlation relative to traditional equity and fixed income markets.

●	Electron Capital Partners (“Electron”) – pursues a global long/short equity strategy focused on clean energy, infrastructure, and transitioning utility companies.

The Fund invests across four main alternative beta strategy categories:

●	Equity: Investing in stocks seeking to generate returns less sensitive to market direction based on specific factors (e.g., size, quality).

●	Macro: Investing in bonds, currencies and commodities seeking to generate risk-adjusted returns through specific factors (e.g., value, carry).

●	Technical trading: Investing across asset classes seeking to generate uncorrelated returns-based on price trends and trading patterns (e.g., momentum, mean reversion).

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2023

●	Volatility: Investing in volatility markets seeking to profit from price inefficiencies and relative value opportunities (e.g., realized volatility vs implied volatility).

The Fund uses derivatives to execute investment objectives for a variety of purposes, such as to seek economic exposure to one or more alternative strategies, enhance returns, increase investment flexibility, speculate on a targeted investment opportunity, or for hedging purposes. In attempting to achieve its investment objectives, the Fund primarily uses total return basket swaps that seek both long and short exposure on variety of strategies, in a notional amount, that the Funds could not otherwise have exposure to on a name by name basis. The total return basket swaps include exposure to equity, foreign currency, commodity, and interest rate risk.

Performance this year was driven primarily by positive contributions from the Fund’s hedge fund managers, Mariner and MidOcean, while Crabel and Electron negatively contributed. The Fund’s direct strategies and cash return also positively contributed during the year. The Fund’s best performing direct strategies categories were Equity risk premia and Macro risk premia, particularly those strategies seeking to capture Equity dividends, opportunistic equity thematic trades, and a steepening of the yield curve, while the Dynamic Trading and Volatility premia categories negatively contributed.

Despite the contrasting market environments of 2022 & 2023, the Fund delivered a consistent, benchmark-beating return profile with timely diversification benefits and strong capital preservation. After 2022 when most traditional asset classes and liquid alternative strategies suffered from a coordinated sell-off in equity and bond markets, 2023 in contrast, closed out with a strong rebound in risk assets. The S&P roared back 24.2%, bonds finished in positive territory and IG and HY spreads tightened towards their lowest levels in the last two years. However, these end results mask the full story as 2023 had bouts of notable volatility during March, August, September and October and a concentrated equity rally with the “Magnificent 7” positively skewing headline equity performance. We believe the potential for continued underlying market volatility remains as the economic backdrop continues to evolve. This type of environment creates a great opportunity set for the Fund’s alternative risk premia strategies and alpha managers as our balanced, macro-aware portfolio allows us to navigate and capitalize on changing market conditions. We continue to seek broad-based contribution from uncorrelated return streams to generate a differentiated return with diversification benefits like low correlation to stocks and bonds and capital preservation, ultimately delivering a core alternative solution for investors.

Sincerely,

●	Michael Kelly

●	Scott Burr

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2023

The FS Chiron Funds are distributed by SEI Investments Distribution Co. (SIDCo). SIDCo is not affiliated with FS Fund Advisor, LLC.

Investing in the Fund involves risk, including the risk that a shareholder may receive little or no return on their investment or that a shareholder may lose part or all of their investment. The strategies used by the Adviser, Underlying Managers, and Alternative Beta Providers may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. These errors may result in, among other things, execution and allocation failures and failures to properly gather and organize large amounts of data from third parties and other external sources. The Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses. The stability and liquidity of many derivative transactions depend in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. The Fund may seek to profit from the occurrence of specific corporate or other events. A delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on the Fund’s performance. A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses. If there is a perception that a proposed merger, exchange offer, or cash tender offer transaction will not be consummated or will be delayed, the market price of the security may decline sharply negatively affecting the fund. In addition to the normal risks associated with investing, international and emerging markets may involve the risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles, or social, economic, or political instability in other nations. The Fund is subject to interest rate risk and will decline in value as interest rates rise. Mortgage Backed Securities may experience significantly greater price and yield volatility than traditional debt securities. Including the potential for a complete loss of expected future cash flow based on the prepayment behavior of underlying borrowers. Investments in commodities are subject to higher volatility than more traditional investments. The Fund may engage in leveraging and other speculative investment practices that may increase the risk of loss of investment, and accelerate the velocity of potential losses. The Fund is classified as a “non-diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

FS Fund Advisor, LLC is a registered investment adviser.

Not a Deposit   Not FDIC Insured   May Lose Value   No Bank Guarantee   Not Insured By Any Federal Government Agency

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2023

Definition of Comparative Indices

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a month. At the end of the month, that issue is sold and rolled into a newly selected issue. The S&P 500 Index is a benchmark of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies.

THE ADVISORS’ INNER CIRCLE FUND III	FS MANAGED FUTURES FUND DECEMBER 31, 2023

FS Managed Futures Fund

Dear Shareholder:

For the fiscal year ended December 31, 2023, FS Managed Futures Fund (the “Fund”) returned -1.98% (Class I shares) with a realized 8.9% annualized monthly volatility and a -0.43 correlation to equities. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (which tracks the performance of the U.S. dollar-denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with remaining term to final maturity of less than 3 months), the primary benchmark for the Fund, had a positive return of

1.46% over this time period.

The Fund seeks to achieve its investment objective by allocating its assets across a broad spectrum of alternative investment strategies. The Fund may provide exposure to alternative strategies across the five major asset classes (commodities, currencies, fixed income, equities, and credit). The strategy will normally be implemented through rules-based strategies that typically use historical price data to determine whether to take a long, short, or cash position in a given instrument. A rules-based strategy is a methodology based on a systematic approach. Principal strategies include “momentum/trend” based strategies that buy and sell securities in the same direction as the historical price movement and “counter-trend/mean reversion” based strategies that buy and sell securities in the opposite direction as the historical price movement. Other alternative strategies that do not rely on historical prices may also be utilized to enhance return.

The Fund uses derivatives to execute investment objectives for a variety of purposes, such as to seek economic exposure to one or more alternative strategies, enhance returns, increase investment flexibility, speculate on a targeted investment opportunity, or for hedging purposes. In attempting to achieve its investment objectives, the Fund primarily uses total return basket swaps that seek both long and short exposure on variety of strategies, in a notional amount, that the Fund could not otherwise have exposure to on a name by name basis. The total return basket swaps include exposure to equity, foreign currency, and interest rate risk.

In 2023, the main drivers of negative performance were the Cross Asset Trend, Equity Intraday Momentum, Equity Mean reversion strategies, and commodity related strategies. The top performing strategies for the Fund were the FX mean reversion and Equity momentum strategies.

THE ADVISORS’ INNER CIRCLE FUND III	FS MANAGED FUTURES FUND DECEMBER 31, 2023

Though 2023 closed out with a strong rebound in risk assets, these end results mask the full story as there were bouts of notable volatility during March, August, September and October solidifying the need for an alternative solution. Because the Managed Futures Fund is designed to monetize the market across time frames – intraday, weekly, and monthly – it is well positioned to deliver in a market that swings from risk on, to risk off to rangebound. The inclusion of this type of diversifier is likely to improve the overall risk adjusted return of traditional asset allocations.

Sincerely,

●	Michael Kelly

●	Scott Burr

The FS Chiron Funds are distributed by SEI Investments Distribution Co. (SIDCo). SIDCo is not affiliated with FS Fund Advisor, LLC.

Investing in the Fund involves risk, including the risk that a shareholder may receive little or no return on their investment or that a shareholder may lose part or all of their investment. The strategies used by the Adviser and Alternative Beta Providers may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. These errors may result in, among other things, execution and allocation failures and failures to properly gather and organize large amounts of data from third parties and other external sources. The Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses. The stability and liquidity of many derivative transactions depend in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. The Fund may seek to profit from the occurrence of specific corporate or other events. A delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on the Fund’s performance. Investments in commodities are subject to higher volatility than more traditional investments. The Fund may engage in leveraging and other speculative investment practices that may increase the risk of loss of investment, and accelerate the velocity of potential losses. The Fund is classified as a “non-diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

FS Fund Advisor, LLC is a registered investment adviser.

Not a Deposit   Not FDIC Insured   May Lose Value   No Bank Guarantee   Not Insured By Any Federal Government Agency

THE ADVISORS’ INNER CIRCLE FUND III	FS MANAGED FUTURES FUND DECEMBER 31, 2023

Definition of Comparative Index

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a month. At the end of the month, that issue is sold and rolled into a newly selected issue. The S&P 500 Index is a benchmark of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON REAL DEVELOPMENT FUND DECEMBER 31, 2023

FS Chiron Real Development Fund

Dear Shareholder:

Fund Performance

For the fiscal year ended December 31, 2023, FS Chiron Real Development Fund (the “Fund”) returned 5.48% (Class I shares), underperforming its benchmark return of 15.37% by 989bps. The Fund’s blended benchmark is weighted 60% MSCI All Country World Index (MSCI ACWI) and 40% Bloomberg U.S. Aggregate Total Return Index. While we measure the Fund against a blended benchmark, we do not manage to a static benchmark profile.

The Fund seeks to achieve its investment objective by actively allocating its assets across a broad spectrum of traditional real asset investments, including energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities as well as next generation real assets which we believe will play a critical role in building and maintaining the world’s digital, physical and social infrastructure. Next generation real assets may include companies with business activities in logistics, data centers, communication towers, life sciences office and lab space, cold storage, and renewable power among others. The Fund also invests in various fixed income assets, including inflation-indexed securities that have historically generated returns in inflationary environments.

Portfolio Positioning

As we entered 2023 our models pointed to improving sentiment. Our quantitative work continued to point to Value in most parts of the world. January’s rally was led by high-beta stocks in both the value and growth cohorts, which led to a tightening in our valuation spreads. Still, valuation dispersion remained wide of historical averages, especially outside the U.S., portending opportunities there. January felt like a release of pent-up investor energy following a year of relentless pressure on nearly all manner of assets. The macro albatrosses that hung around the market’s neck throughout 2022 – Zero COVID in China, Europe’s energy crisis, and inflation/Fed – all seemed to improve simultaneously. We believed that Russian weaponization of energy could fuel further price increases: Geopolitical tensions in eastern Europe continued to cause uncertainty across the energy and broader commodities complex. Russia curtailed natural gas flows to Europe via the Nord Stream pipeline, hindering European nations’ ability to build supply stores in preparation for colder weather. There was speculation that the end of Zero COVID in China could increase demand for commodities: As the world’s second largest economy continued to come back online after years of severe lockdowns, we expected an increase in demand for energy and raw materials used in manufacturing, which will likely continue to keep commodity prices elevated.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON REAL DEVELOPMENT FUND DECEMBER 31, 2023

The Fund maintained its net equity exposure to start the year, with the largest allocations remaining in financials and technology. Within growth-leaning areas of the markets, like tech, we emphasize the need to find attractively valued GARP issues. The largest regional exposures ex-US were in Europe, emerging markets (“EM”), and Asia. We kept our commodity exposure unchanged. We continued to believe that there were secular trends in the commodities markets and limited supply that should remain supportive for prices, supporting our roughly 23% weight to the asset class. We believed that there could be supply shocks that might create a sustained commodity opportunity. A confluence of factors impacted food related supply chains that would prove difficult to navigate in the short and medium term. Diminished output from Russia and Ukraine contributed to rising prices. Plus, unpredictable weather patterns and fertilizer shortages caused farmers to scale back planting. Our allocation to fixed income overall was largely unchanged month-over-month and was comprised of inflation protected, corporate and sovereign bonds. Higher long-term interest rates increased the attractiveness of fixed income, but we were mindful of the potential for moderating economic growth to weigh on corporate issuers and remained selective while investing in this asset class.

By the end of the first quarter, 2023, our models moved toward growth in the U.S. and most of Europe. EM and developed Asia remained in a value setting. The Fund returned 2.86% for the first quarter, underperforming its benchmark, which returned 5.57%, by 271bps. The loudest signal in our work continued to be on the valuation front; our quantitative work wanted valuation support, regardless of the sector or region. The Fund’s equity positions rose alongside the broader market in March despite substantial intra-month volatility. In a volatile month, the Fund’s commodities allocation detracted from performance, as gains in our precious and Industrial metals were offset by declines in energy. We continued to believe that there were secular trends in the commodities markets and limited supply that would remain supportive for prices, supporting our roughly 20% weight to the asset class. The Fund’s fixed income allocation led performance in the last month of the quarter. The sharp decline in long-term interest rates, fueled by both falling real yields and inflation expectations, drove gains in our inflation-linked and corporate bonds.

The Fund returned -1.53% for the second quarter, underperforming its benchmark which returned 3.37% by 490bps. Though our net equity exposure remained unchanged to start the quarter, we reallocated toward more defensive sectors including communication services, healthcare, and consumer staples. We pared exposure to technology and financials to reduce downside risk driven by banking system uncertainty and our belief that lofty tech valuations were likely to normalize in the second half of the year. We maintained the Fund’s exposure to commodities. The market faced crosscurrents in the near term. We believed that the easing of lockdown measures in China would continue to increase commodity demand, which must be weighed against the potential for demand to wane as global growth slows.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON REAL DEVELOPMENT FUND DECEMBER 31, 2023

We modestly increased the Fund’s exposure to precious metals in May, specifically increasing our holdings in gold to serve as a ballast in the portfolio. We continued to believe there were secular trends in the commodities markets and limited supply that would remain supportive of our weight to the asset class.

To finish the quarter, we remained defensively postured and continued to rotate out of cyclicals. The fund’s commodities allocation detracted from performance in June, driven predominantly by losses in agriculture holdings, specifically corn. Corn futures plunged in June following the USDA’s report on expected plantings coming in much higher than anticipated. We modestly increased the Fund’s exposure to precious metals, specifically increasing our holdings in gold to serve as a ballast in the portfolio. Within the growth-leaning areas of the market, we emphasized the need to find companies at attractive relative valuations. We did reduce exposure to emerging markets and Europe due to resilient economic data in the U.S. and persistent core inflation that we believed would likely force the Fed to take rates higher in 2023. Our allocation to fixed income was largely unchanged in June and was comprised of inflation protected, corporate and sovereign bonds. Elevated long-term interest rates had increased the attractiveness of fixed income, but we were mindful of the potential for moderating economic growth to weigh on corporate issuers and remained selective while investing in this asset class.

The Fund returned -2.46% for the third quarter, outperforming its benchmark return by 85bps. We continued to rotate the portfolio out of cyclical stocks in September to reflect a more defensive posture — namely out of communication services and technology stocks, where we saw high valuations and elevated rates posing downside risks. We increased exposure to defensive names in utilities, materials, and energy sectors, where we held an overweight versus the benchmark for each. In Fixed Income, we moved out of longer dated U.S. sovereign bonds, increasingly concentrating our fixed income exposure to shorter-dated government debt as we remained mindful of duration risk as rates continue to climb. The Fund’s commodities allocation detracted from performance in September, led by holdings in precious metals as rising yields and a weakening economic outlook drove prices down for copper, silver and gold. Performance was slightly offset by our energy holdings, which saw positive returns in September as supply constraints continue to place upward pressure on prices for crude oil and natural gas.

To finish the year our models sat near neutral, and valuations still advocated for caution. Market performance over the second half of the year swung our models from Growth to Value, and the surge in cyclicals during December nudged them back toward Neutral. With equity multiples still quite elevated, our models continued to accentuate the importance of valuation. The Fund returned 6.77% for the quarter, underperforming the benchmark return of 9.36% by 259bps. In December, equity performance was led by our strategic overweight in materials, particularly, investments

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON REAL DEVELOPMENT FUND DECEMBER 31, 2023

in U.S. copper mining companies that were able to capitalize on the upswing in copper prices. The Fund’s fixed income allocation contributed in December as interest rates continued to fall across global markets. All fixed income holdings, comprised of corporate and sovereign bonds, were positive for the month with performance predominantly driven by corporate bond holdings. Commodities detracted to finish the year, losses were led by energy holdings as oil prices continued to fall amid record-high crude oil production in the U.S. and Brazil. Performance was partially offset by gains in our precious metals holdings as gold prices continued to climb in December. We continued to increase our net equity exposure as we approached the year end, adding names in communication services and healthcare. The Fund’s largest overweights continued to be tech, energy, and industrials. We reduced our holdings in sovereign bonds, particularly U.S. longer-dated treasuries, taking advantage of price appreciation from the drop in yields in November and December. We remained mindful of duration risk and continued to focus on shorter-dated government debt.

Portfolio Positioning

During our fiscal year, the Fund had a beginning allocation to net equity of 40%, this represented a low point on an allocation basis, it increased as the year progressed, only to dip again in September to 41% and then pick up to finish the year at 66%.

In Commodities, we started off the year with a 23% allocation, with only 80bps weight in Precious Metals, this weight in Commodities declined to 7.6% by July, only to increase again and finish the year at just under 21%. In Fixed Income, we commenced the year at a high point of 32%, with 15% in Inflation-linked bonds. By mid-year, we had exited inflation linked bonds. US Treasuries went from no allocation to a 10% allocation by July, only to go back to zero by year end. We took a small 1% position in digital assets in October and maintained that weight through year end.

By sector, Information Technology, Financials, and Industrials were the biggest sectors by allocation to start the year and Energy, Information Technology and Materials were the largest sectors at year end. By region, our North America exposure was in a range of 49%-63%, Europe 8%-20%, Emerging Markets 5%-20%, Asia 2%-13% and UK 1%-25%. By Market Cap, Large Cap companies were in a range of 29%-58%, Mid Cap’s 14%-23% and Small Cap’s 34%-45%.

Outlook

As we look forward to 2024, we believe that macro uncertainties will continue to drive volatility and that markets will continue to face mounting uncertainties as inflation remains elevated, credit conditions tighten, and investors continue to recalibrate rate expectations. We believe investors should remain cautious in the face of mounting concerns. Geopolitical conflict and reduced OPEC+ output could fuel commodity price increases leading to geopolitical uncertainty in both the Middle East and Eastern Europe. Production cuts from Saudi Arabia and Russia, could place

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON REAL DEVELOPMENT FUND DECEMBER 31, 2023

upward pressure on oil prices. The war in Ukraine continues to cause uncertainty across the broader commodities complex, specifically agriculture as the country is a top exporter of staple grains.

Secular trends will drive demand for traditional and next generation real assets. We believe accessing the full opportunity set in real assets requires a blend of traditional real assets (energy, commodities, infrastructure, real estate) and next generation real assets. This includes those investments that will play a critical role in the trend toward automation, the rebuilding of supply chains, decarbonization and more equitable access to health and basic needs, including food supply.

Sincerely,

●	Ryan Caldwell

●	Scott Burr

●	Brian Cho

●	Scott Sullivan

The FS Chiron Real Development Fund is distributed by SEI Investments Distribution Co. (SIDCo). SIDCo is not affiliated with Chiron Investment Management, LLC and FS Fund Advisor, LLC.

Investing in the Fund involves risk, including the risk that a shareholder may receive little or no return on their investment or that a shareholder may lose part or all of their investment. The Fund is subject to interest rate risk and will decline in value as interest rates rise. The Fund may engage in leveraging and other speculative investment practices that may increase the risk of loss of investment, and accelerate the velocity of potential losses. In addition to the normal risks associated with investing, international and emerging markets may involve risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles or from social, economic, or political instability in other nations. The Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses. Investments in commodities are subject to higher volatility than more traditional investments. In addition to the normal risks associated with investing, REIT investments are subject to changes in local economic conditions, credit risk, possible lack of availability of financing and changes in interest rates or property values. Bitcoin futures contracts involve the risk that changes in their value may not move as expected relative to changes in the value of Bitcoin. Futures contracts exhibit “futures basis,” which refers to the difference between the current market value of Bitcoin (the “spot” price) and the price of the cash-settled Bitcoin futures contracts. As a result, the use of Bitcoin futures contracts involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets, and may be considered a speculative investment. The Fund is classified as a “non-diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

FS Fund Advisor, LLC is a registered investment adviser.

The Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses. Chiron Investment Management, LLC is a registered investment adviser. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed. Forward-looking statements are not guarantees of future results. They involve risks, uncertainties and assumptions, there can be no assurance that actual results will not differ materially from expectations. Past performance is no guarantee of future results. No part of this material may be reproduced in any form, or referred to in any other publication, without express written permission from Chiron Investment Management, LLC.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON REAL DEVELOPMENT FUND DECEMBER 31, 2023

Not a Deposit   Not FDIC Insured   May Lose Value   No Bank Guarantee   Not Insured By Any Federal Government Agency

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON REAL DEVELOPMENT FUND DECEMBER 31, 2023

Definition of Comparative Indices

The MSCI ACWI (Net) Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world and is calculated with dividends reinvested after deduction of withholding tax.

The Bloomberg US Aggregate Total Return Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, US Aggregate eligible securities also contribute to the multi-currency Global Aggregate Index and the US Universal Index, which includes high yield and emerging markets debt. The US Aggregate Bond Index was created in 1986.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2023

Comparison of Change in the Value of a $10,000 Investment in the FS Multi-Strategy Alternatives Fund Class I Shares, versus the BofA Merrill Lynch U.S. 3-Month T-Bill and HFRX Global Hedge Fund Index.

	AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2023
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date†
Class I	5.44%	7.42%	5.18%	3.57%
Class A with Full Sales Load	-0.08%	5.36%	3.86%	2.52%
BofA Merrill Lynch U.S. 3-Month T-Bill	5.01%	2.15%	1.88%	1.80%
HFRX Global Hedge Fund Index	3.10%	0.71%	3.46%	2.05%

† The FS Multi-Strategy Alternatives Fund commenced operations on May 16. 2017.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2023

The return for the period reflects fee waivers in effect for that period; absent fee waivers, performance would have been lower. The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND III	FS MANAGED FUTURES FUND DECEMBER 31, 2023

Comparison of Change in the Value of a $10,000 Investment in the FS Managed Futures Fund, Class I Shares, versus the BofA Merrill Lynch U.S. 3-Month T-Bill.

	AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2023
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date†
Class I	-1.98%	5.62%	5.50%	5.50%
Class A with Full Sales Load	-2.19%	5.38%	5.25%	5.25%
BofA Merrill Lynch U.S. 3-Month T-Bill	5.01%	2.15%	1.88%	1.88%

† The FS Managed Futures Fund commenced operations on December 31, 2018.

THE ADVISORS’ INNER CIRCLE FUND III	FS MANAGED FUTURES FUND DECEMBER 31, 2023

The return for the period reflects fee waivers in effect for that period; absent fee waivers, performance would have been lower. The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See definition of comparative indices on page 7.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON REAL DEVELOPMENT FUND DECEMBER 31, 2023

Comparison of Change in the Value of a $10,000 Investment in the FS Chiron Real Development Fund, Class I Shares, versus the 60/40 Blend of MSCI ACWI (Net) and Bloomberg U.S. Aggregate Total Return Index.

	AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2023
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date†
Class I	5.48%	3.71%	5.83%	5.83%
Class A with Full Sales Load	-0.02%	1.76%	4.49%	4.49%
60/40 Blend of MSCI ACWI (Net) and Bloomberg U.S. Aggregate Total Return Index	15.37%	2.21%	7.67%	7.67%

† The FS Chiron Real Development Fund commenced operations on December 31, 2018.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON REAL DEVELOPMENT FUND DECEMBER 31, 2023

The return for the period reflects fee waivers in effect for that period; absent fee waivers, performance would have been lower. The fee waiver discontinued in 2018. The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See definition of comparative indices on page 14.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

ASSET WEIGHTINGS (UNAUDITED)

	% of Net Assets*	Value (000)
Mortgage-Backed Securities	77.0%	$1,140,720
Corporate Obligations	17.0	252,307
Asset-Backed Securities	4.6	67,785
Convertible Bonds	0.6	8,329
Purchased Options	0.1	1,884
Preferred Stock	0.0	398
Short-Term Investment	52.1	771,898

Total Investments	151.4	2,243,321
Securities Sold Short	(1.1)	(16,094)
Written Options	(0.1)	(1,393)
Total Other Assets and Liabilities	(50.2)	(744,243)

Net Assets	100.0%	$1,481,591

*Percentages are based on Net Assets.

CONSOLIDATED SCHEDULE OF INVESTMENTS
(Percentages are based on Net Assets of $1,481,591 (000))
MORTGAGE-BACKED SECURITIES — 77.0%

	Face Amount (000)	Fair Value (000)
CAYMAN ISLANDS — 0.1%
AREIT Trust, Ser 2022-CRE6, Cl D
Callable 02/15/25 @ $100 8.188%, SOFR30A + 2.850%, 01/20/37(A) (B)	$270	$254
AREIT Trust, Ser 2022-CRE6, Cl E
Callable 02/15/25 @ $100 8.738%, SOFR30A + 3.400%, 01/20/37(A) (B)	200	184
BXMT, Ser 2020-FL3, Cl A
6.876%, TSFR1M + 1.514%, 11/15/37(A) (B)	1,230	1,183

		1,621

UNITED STATES — 76.9%
1211 Avenue of the Americas Trust, Ser 1211, Cl C
4.142%, 08/10/35(A) (B)	325	299
245 Park Avenue Trust, Ser 245P, Cl E
3.657%, 06/05/37(A) (B)	240	192
280 Park Avenue Mortgage Trust, Ser 280P, Cl D
Callable 09/15/24 @ $100 7.195%, TSFR1M + 1.836%, 09/15/34(A) (B)	250	227
A&D Mortgage Trust, Ser 2023-NQM3, Cl B1
Callable 07/25/25 @ $100

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
8.231%, 07/25/68(A) (B)	$160	$158
A&D Mortgage Trust, Ser 2023-NQM4, Cl B1
Callable 10/25/26 @ $100 8.130%, 09/25/68(A) (B)	120	115
Ashford Hospitality Trust, Ser ASHF, Cl D
7.634%, TSFR1M + 2.272%, 04/15/35(A) (B)	1,760	1,685
Atrium Hotel Portfolio Trust, Ser ATRM, Cl F
9.659%, TSFR1M + 4.297%, 06/15/35(A) (B)	220	205
BANK, Ser BN15, Cl B
Callable 11/15/28 @ $100 4.660%, 11/15/61(B)	1,570	1,399
BANK5, Ser 5YR3, Cl XA, IO
Callable 07/15/28 @ $100 0.795%, 09/15/56(B)	43,498	1,398
BRAVO Residential Funding Trust, Ser 2023-NQM3, Cl M1
Callable 04/25/26 @ $100 4.948%, 09/25/62(A) (B)	1,570	1,378
BRAVO Residential Funding Trust, Ser 2023-NQM5, Cl M1
Callable 07/25/26 @ $100 7.464%, 06/25/63(A) (B)	1,550	1,552
BRAVO Residential Funding Trust, Ser 2023-NQM8, Cl B1
Callable 11/25/26 @ $100 8.260%, 10/25/63(A) (B)	260	254
BX Trust, Ser ARIA, Cl G
8.619%, TSFR1M + 3.257%, 10/15/36(A) (B)	1,700	1,592
BX Trust, Ser GWMZ, Cl MC
11.147%, TSFR1M + 5.785%, 05/15/37(A) (B)	1,580	1,562
CAFL Issuer, Ser 2021-RTL1, Cl A2
Callable 03/28/24 @ $100 3.104%, 03/28/29(A) (C)	600	557
Cascade Funding Mortgage Trust, Ser FRR1, Cl CK98
08/29/29(A) (D)	260	151
Citigroup Commercial Mortgage Trust, Ser 375P, Cl B
3.518%, 05/10/35(A) (B)	1,500	1,384

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Citigroup Commercial Mortgage Trust, Ser 375P, Cl D
3.518%, 05/10/35(A) (B)	$210	$189
Citigroup Commercial Mortgage Trust, Ser P1, Cl B
Callable 05/15/26 @ $100 4.316%, 09/15/48(B)	1,500	1,404
Citigroup Commercial Mortgage Trust, Ser P1, Cl C
Callable 05/15/26 @ $100 4.369%, 09/15/48(B)	280	247
COLT Mortgage Loan Trust, Ser 2022-7, Cl B1
Callable 07/25/25 @ $100 6.292%, 04/25/67(A) (B)	510	477
COLT Mortgage Loan Trust, Ser 2022-7, Cl B2
Callable 07/25/25 @ $100 6.292%, 04/25/67(A) (B)	180	159
COLT Mortgage Loan Trust, Ser 2023-1, Cl B1
Callable 04/25/26 @ $100 8.091%, 04/25/68(A) (B)	100	99
COLT Mortgage Loan Trust, Ser 2023-1, Cl B2
Callable 04/25/26 @ $100 8.091%, 04/25/68(A) (B)	140	131
COLT Mortgage Loan Trust, Ser 2023-2, Cl B1
Callable 07/25/26 @ $100 7.956%, 07/25/68(A) (B)	230	226
COLT Mortgage Loan Trust, Ser 2023-2, Cl M1
Callable 07/25/26 @ $100 7.671%, 07/25/68(A) (B)	1,310	1,323
COMM Mortgage Trust, Ser 2400, Cl B
7.227%, TSFR1M + 1.864%, 12/15/38(A) (B)	260	242
COMM Mortgage Trust, Ser COR2, Cl B
Callable 09/10/27 @ $100 4.206%, 09/10/50(B)	1,960	1,700
COMM Mortgage Trust, Ser COR2, Cl C
Callable 09/10/27 @ $100 4.588%, 09/10/50(B)	370	289
COMM Mortgage Trust, Ser CR8, Cl D
Callable 01/10/24 @ $100 3.600%, 06/10/46(A) (B)	170	154
COMM Mortgage Trust, Ser CR8, Cl E
Callable 01/10/24 @ $100

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
4.000%, 06/10/46(A) (B)	$150	$131
COMM Mortgage Trust, Ser CR8, Cl F
Callable 01/10/24 @ $100 4.000%, 06/10/46(A) (B)	330	263
COMM Mortgage Trust, Ser LC15, Cl D
Callable 04/10/24 @ $100 3.740%, 04/10/47(A) (B)	650	564
COMM Mortgage Trust, Ser PC1, Cl C
Callable 06/10/25 @ $100 4.283%, 07/10/50(B)	1,710	1,518
CORE Mortgage Trust, Ser CORE, Cl E
7.309%, TSFR1M + 1.947%, 12/15/31(A) (B)	1,604	1,525
Cross Mortgage Trust, Ser 2023-H1, Cl B1
Callable 07/25/26 @ $100 8.333%, 03/25/68(A) (B)	335	333
Cross Mortgage Trust, Ser 2023-H2, Cl B1
Callable 11/25/25 @ $100 8.446%, 11/25/68(A) (B)	760	747
CSMC Trust, Ser CHOP, Cl F
9.794%, PRIME + 1.294%, 07/15/32(A) (B)	230	203
CSMC Trust, Ser CHOP, Cl H
12.794%, PRIME + 4.294%, 07/15/32(A) (B)	690	578
CSMC Trust, Ser GATE, Cl C
8.183%, TSFR1M + 2.821%, 12/15/36(A) (B)	300	229
CSMC Trust, Ser PFHP, Cl A
6.359%, TSFR1M + 0.997%, 12/15/30(A) (B)	150	142
DTP Commercial Mortgage Trust, Ser STE2, Cl C
6.689%, 01/15/41(A) (B)	140	134
DTP Commercial Mortgage Trust, Ser STE2, Cl D
6.955%, 01/15/41(A) (B)	710	660
Ellington Financial Mortgage Trust, Ser 2022-3, Cl M1
Callable 07/25/25 @ $100 5.010%, 08/25/67(A) (B)	200	171
FHLMC Multifamily Structured Credit Risk, Ser MN1, Cl B1
Callable 09/25/32 @ $100 13.087%, SOFR30A + 7.750%, 01/25/51(A) (B)	130	125

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
FHLMC Multifamily Structured Credit Risk, Ser MN1, Cl M2
Callable 09/25/32 @ $100 9.087%, SOFR30A + 3.750%, 01/25/51(A) (B)	$1,500	$1,432
FHLMC Multifamily Structured Credit Risk, Ser MN3, Cl M2
Callable 09/25/36 @ $100 9.337%, SOFR30A + 4.000%, 11/25/51(A) (B)	1,650	1,529
FHLMC Multifamily Structured Credit Risk, Ser MN4, Cl M2
Callable 08/25/37 @ $100 11.837%, SOFR30A + 6.500%, 05/25/52(A) (B)	100	104
FHLMC Multifamily Structured Credit Risk, Ser MN6, Cl M2
Callable 11/25/30 @ $100 12.087%, SOFR30A + 6.750%, 05/25/43(A) (B)	110	112
FHLMC Multifamily Structured Credit Risk, Ser MN7, Cl B1
Callable 09/25/31 @ $100 14.187%, SOFR30A + 8.850%, 09/25/43(A) (B)	180	174
FHLMC Multifamily Structured Credit Risk, Ser MN7, Cl M2
Callable 09/25/31 @ $100 11.037%, SOFR30A + 5.700%, 09/25/43(A) (B)	110	108
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2023-HQA2, Cl M2
Callable 06/25/28 @ $100 9.187%, SOFR30A + 3.850%, 06/25/43(A) (B)	1,000	1,059
FHLMC, Ser 2017-356, Cl S5, IO
0.547%, 09/15/47(B)	22,585	2,713
FHLMC, Ser 2017-357, Cl IO, IO
4.500%, 09/15/47	14,231	2,826
FHLMC, Ser 2019-4927, Cl IO, IO
5.000%, 11/25/49	9,273	2,076

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
FHLMC, Ser 2020-4973, Cl IK, IO
5.000%, 05/25/50	$9,702	$1,929
FHLMC, Ser 2020-4975, Cl EI, IO
4.500%, 05/25/50	35,197	6,954
FHLMC, Ser 2020-4980, Cl KI, IO
4.500%, 06/25/50	15,301	3,276
FHLMC, Ser 2020-4986, Cl IO, IO
4.500%, 06/25/50	17,162	3,572
FHLMC, Ser 2020-4989, Cl EI, IO
4.000%, 07/25/50	15,336	2,984
FHLMC, Ser 2020-4998, Cl KI, IO
4.000%, 08/25/50	17,872	3,576
FHLMC, Ser 2020-5003, Cl LI, IO
2.500%, 08/25/50	17,218	1,790
FHLMC, Ser 2020-5015, Cl BI, IO
4.000%, 09/25/50	16,747	3,164
FHLMC, Ser 2020-5019, Cl MI, IO
4.000%, 10/25/50	22,860	4,305
FHLMC, Ser 2020-5038, Cl HI, IO
4.000%, 11/25/50	25,975	5,179
FHLMC, Ser 2020-5052, Cl KI, IO
4.000%, 12/25/50	10,074	2,025
FHLMC, Ser 2021-5104, Cl GI, IO
3.500%, 06/25/49	18,376	3,240
FHLMC, Ser 2021-5112, Cl KI, IO
3.500%, 06/25/51	21,454	3,907
FHLMC, Ser 2021-5134, Cl BI, IO
4.500%, 08/25/51	22,096	4,686
FHLMC, Ser 2021-5148, Cl EI, IO
3.000%, 10/25/51	26,015	4,143
FHLMC, Ser 2021-5152, Cl YI, IO
4.000%, 10/25/49	13,901	2,736
FHLMC, Ser 2021-5154, Cl GI, IO
2.000%, 03/25/42	25,402	1,630
FHLMC, Ser 2021-5163, Cl NI, IO
4.500%, 11/25/51	9,420	2,000
FHLMC, Ser 2021-5182, Cl IO, IO
4.000%, 04/25/51	13,809	2,720
FHLMC, Ser 2022-5250, Cl SA, IO
08/25/52(B) (D)	46,283	3,442

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
FHLMC, Ser 2022-5252, Cl SP, IO
0.013%, 09/25/52(B)	$32,892	$1,786
FHLMC, Ser 2022-5270, Cl IB, IO
4.500%, 09/25/50	11,628	2,285
FHLMC, Ser 2023-406, Cl S43, IO
1.863%, 10/25/53(B)	48,671	4,205
FHLMC, Ser 2023-5296, Cl ST, IO
0.913%, 11/25/52(B)	50,489	4,294
FNMA or FHLMC TBA
6.500%, 01/15/54	588,000	602,539
6.000%, 01/01/38	198,000	201,032
2.500%, 01/15/54	35,000	29,772
FNMA, Ser 2012-75, Cl DS, IO
0.498%, 07/25/42(B)	9,596	1,140
FNMA, Ser 2018-73, Cl SC, IO
0.748%, 10/25/48(B)	21,550	2,342
FNMA, Ser 2019-49, Cl IC, IO
4.500%, 05/25/44	10,253	1,166
FNMA, Ser 2020-41, Cl IP, IO
4.000%, 09/25/49	12,832	2,170
FNMA, Ser 2020-57, Cl IB, IO
4.500%, 08/25/50	33,620	7,055
FNMA, Ser 2020-76, Cl MI, IO
5.500%, 11/25/50	12,883	3,020
FNMA, Ser 2020-77, Cl HI, IO
4.000%, 11/25/50	18,883	3,769
FNMA, Ser 2021-27, Cl EI, IO
4.500%, 05/25/51	25,564	5,622
FNMA, Ser 2021-4, Cl IV, IO
4.500%, 06/25/50	13,794	2,912
FNMA, Ser 2021-62, Cl DI, IO
4.500%, 09/25/48	10,174	2,203
FNMA, Ser 2021-62, Cl HI, IO
2.500%, 08/25/51	13,976	1,987
FNMA, Ser 2021-87, Cl GI, IO
3.500%, 12/25/51	28,950	5,162
FNMA, Ser 2021-91, Cl NI, IO
3.500%, 01/25/52	22,038	3,856
FNMA, Ser 2022-16, Cl QI, IO
3.500%, 04/25/52	28,968	3,170

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
FNMA, Ser 2022-74, Cl SA, IO
10/25/52(B) (D)	$58,483	$2,162
FNMA, Ser 2022-74, Cl US, IO
11/25/52(B) (D)	70,042	3,289
FNMA, Ser 2022-90, Cl CI, IO
4.500%, 05/25/50	23,668	4,643
FNMA, Ser 2023-19, Cl SB, IO
1.513%, 05/25/53(B)	22,251	1,699
FNMA, Ser 2023-431, Cl C35, IO
2.000%, 07/25/37	69,375	4,812
GAM RE-REMIC Trust, Ser FRR3, Cl CK71
Callable 02/27/25 @ $100 1.390%, 11/27/50(A) (B)	2,140	1,616
GNMA, Ser 2010-35, Cl AS, IO
0.278%, 03/20/40(B)	11,433	1,087
GNMA, Ser 2010-37, Cl SG, IO
0.228%, 03/20/40(B)	9,020	859
GNMA, Ser 2011-70, Cl WI, IO
12/20/40(B) (D)	18,017	1,220
GNMA, Ser 2015-123, Cl SE, IO
0.248%, 09/20/45(B)	10,588	1,160
GNMA, Ser 2016-77, Cl SC, IO
0.628%, 10/20/45(B)	14,528	1,744
GNMA, Ser 2017-179, Cl TI, IO
4.500%, 12/20/47	12,708	2,632
GNMA, Ser 2018-100, Cl S, IO
0.728%, 07/20/48(B)	11,147	1,285
GNMA, Ser 2018-21, Cl PI, IO
4.500%, 02/20/48	26,434	5,390
GNMA, Ser 2018-89, Cl LS, IO
0.728%, 06/20/48(B)	18,331	2,123
GNMA, Ser 2018-91, Cl SH, IO
0.778%, 07/20/48(B)	11,146	1,252
GNMA, Ser 2018-91, Cl SJ, IO
0.778%, 07/20/48(B)	11,916	1,354
GNMA, Ser 2019-133, Cl EI, IO
4.500%, 04/20/49	9,931	2,028
GNMA, Ser 2020-148, Cl IP, IO
4.500%, 02/20/48	22,928	4,698

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
GNMA, Ser 2020-4, Cl IO, IO
5.000%, 01/20/50	$18,028	$3,454
GNMA, Ser 2020-53, Cl QI, IO
4.500%, 08/20/49	12,121	2,280
GNMA, Ser 2020-61, Cl IO, IO
4.500%, 05/20/50	18,299	3,509
GNMA, Ser 2021-139, Cl WI, IO
4.048%, 11/20/45(B)	14,689	2,242
GNMA, Ser 2021-158, Cl JI, IO
5.000%, 02/20/50	10,999	2,387
GNMA, Ser 2021-215, Cl SB, IO
1.000%, 12/20/51(B)	17,533	1,314
GNMA, Ser 2021-216, Cl IC, IO
3.000%, 12/20/51	31,295	4,125
GNMA, Ser 2021-78, Cl IC, IO
4.000%, 05/20/51	29,900	5,151
GNMA, Ser 2022-148, Cl SJ, IO
0.662%, 08/20/52(B)	42,397	2,926
GNMA, Ser 2022-153, Cl SG, IO
0.112%, 09/20/52(B)	42,955	1,705
GNMA, Ser 2022-188, Cl IE, IO
4.500%, 01/20/50	14,833	2,591
GNMA, Ser 2022-193, Cl SA, IO
11/20/52(B) (D)	90,115	2,502
GNMA, Ser 2022-212, Cl SA, IO
0.812%, 12/20/52(B)	43,695	1,952
GNMA, Ser 2022-213, Cl TS, IO
1.512%, 12/20/52(B)	22,016	1,518
GNMA, Ser 2022-23, Cl WI, IO
4.500%, 02/20/52	10,072	1,979
GNMA, Ser 2022-34, Cl IT, IO
4.000%, 01/20/51	16,568	3,096
GNMA, Ser 2023-101, Cl SA, IO
0.612%, 07/20/53(B)	26,759	1,659
GNMA, Ser 2023-128, Cl S, IO
0.462%, 08/20/53(B)	53,871	3,438
GNMA, Ser 2023-4, Cl SG, IO
0.912%, 01/20/53(B)	93,546	7,244
GNMA, Ser 2023-5, Cl SC, IO
0.862%, 01/20/53(B)	79,669	4,430

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
GNMA, Ser 2023-82, Cl US, IO
1.412%, 06/20/53(B)	$50,839	$2,897
GS Mortgage Securities Trust, Ser GS10, Cl C
Callable 07/10/28 @ $100 4.405%, 07/10/51(B)	460	318
GS Mortgage Securities Trust, Ser SLP, Cl G
4.591%, 10/10/32(A) (B)	1,500	1,313
GS Mortgage-Backed Securities Trust, Ser 2023-CCM1, Cl B2
Callable 02/25/26 @ $100 7.514%, 08/25/53(A) (B)	630	573
HPLY Trust, Ser HIT, Cl F
8.625%, TSFR1M + 3.264%, 11/15/36(A) (B)	988	948
Hudsons Bay Simon JV Trust, Ser HB7, Cl A7
Callable 08/05/24 @ $100 3.914%, 08/05/34(A)	328	293
Hudsons Bay Simon JV Trust, Ser HBFL, Cl BFL
Callable 08/05/24 @ $100 7.861%, TSFR1M + 2.514%, 08/05/34(A) (B)	—^	—^
Imperial Fund Mortgage Trust, Ser 2020-NQM1, Cl B2
Callable 01/25/24 @ $100 5.160%, 10/25/55(A) (B)	742	665
Imperial Fund Mortgage Trust, Ser 2022-NQM4, Cl M1
Callable 05/25/25 @ $100 5.040%, 06/25/67(A) (C)	700	673
J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser ACB, Cl E
8.688%, SOFR30A + 3.350%, 03/15/39(A) (B)	1,100	1,049
J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser ASH8, Cl E
Callable 02/15/24 @ $100 8.727%, TSFR1M + 3.364%, 02/15/35(A) (B)	1,310	1,248
J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser C16, Cl D
Callable 01/15/24 @ $100 4.854%, 12/15/46(A) (B)	150	117
J.P. Morgan Mortgage Trust, Ser 2023-4, Cl B4
Callable 09/25/40 @ $100

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
6.316%, 11/25/53(A) (B)	$258	$217
JPMBB Commercial Mortgage Securities Trust, Ser C19, Cl D
Callable 01/15/25 @ $100 4.671%, 04/15/47(A) (B)	320	295
JPMBB Commercial Mortgage Securities Trust, Ser C33, Cl D1
Callable 11/15/25 @ $100 4.136%, 12/15/48(A) (B)	490	402
LAQ Mortgage Trust, Ser LAQ, Cl F
Callable 03/15/25 @ $100 12.296%, TSFR1M + 6.934%, 03/15/36(A) (B)	1,125	1,097
MFA Trust, Ser 2022-RTL1, Cl A2
Callable 04/25/24 @ $100 6.413%, 04/26/27(A) (C)	312	296
MFA Trust, Ser 2023-INV2, Cl B1
Callable 09/25/26 @ $100 7.989%, 10/25/58(A) (B)	190	185
Morgan Stanley Bank of America Merrill Lynch Trust, Ser C15, Cl D
Callable 04/15/24 @ $100 5.011%, 04/15/47(A) (B)	470	463
Morgan Stanley Bank of America Merrill Lynch Trust, Ser C23, Cl D
Callable 06/15/25 @ $100 4.138%, 07/15/50(A) (B)	1,160	1,004
Morgan Stanley Capital I Trust, Ser 420, Cl A
Callable 10/12/24 @ $100 3.727%, 10/12/50(A)	1,015	939
Morgan Stanley Capital I Trust, Ser BPR, Cl E
10.685%, TSFR1M + 5.342%, 05/15/36(A) (B)	262	233
Morgan Stanley Capital I Trust, Ser MEAD, Cl D
Callable 11/10/24 @ $100 3.177%, 11/10/36(A) (B)	330	277
MSWF Commercial Mortgage Trust, Ser 2, Cl E
Callable 12/15/33 @ $100 4.000%, 12/15/56(A)	100	54
MSWF Commercial Mortgage Trust, Ser 2, Cl XD, IO
Callable 09/15/33 @ $100

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
3.252%, 12/15/56(A) (B)	$1,000	$194
Multifamily Connecticut Avenue Securities Trust, Ser 01, Cl M10
Callable 10/25/30 @ $100 11.837%, SOFR30A + 6.500%, 11/25/53(A) (B)	270	274
Natixis Commercial Mortgage Securities Trust, Ser RRI, Cl E
10.555%, TSFR1M + 5.193%, 03/15/35(A) (B)	1,198	1,186
NLT Trust, Ser 2023-1, Cl B1
Callable 06/25/44 @ $100 3.739%, 10/25/62(A) (B)	270	162
NLT Trust, Ser 2023-1, Cl B2
Callable 06/25/44 @ $100 3.739%, 10/25/62(A) (B)	230	123
NLT Trust, Ser 2023-1, Cl B3
Callable 06/25/44 @ $100 3.739%, 10/25/62(A) (B)	400	189
ONE Mortgage Trust, Ser PARK, Cl D
6.977%, TSFR1M + 1.614%, 03/15/36(A) (B)	1,120	1,015
PRKCM Trust, Ser 2022-AFC2, Cl B1
Callable 08/25/25 @ $100 6.215%, 08/25/57(A) (B)	170	159
PRKCM Trust, Ser 2023-AFC2, Cl B1
Callable 05/25/26 @ $100 8.239%, 06/25/58(A) (B)	380	361
PRKCM Trust, Ser 2023-AFC3, Cl B1
Callable 08/25/26 @ $100 7.912%, 09/25/58(A) (B)	120	117
PRKCM Trust, Ser 2023-AFC3, Cl B2
Callable 08/25/26 @ $100 7.912%, 09/25/58(A) (B)	110	98
PRPM Trust, Ser 2023-NQM2, Cl B1
Callable 09/25/26 @ $100 7.036%, 08/25/68(A) (B)	290	277
PRPM Trust, Ser 2023-NQM2, Cl B2
Callable 09/25/26 @ $100 7.036%, 08/25/68(A) (B)	290	254

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
PRPM Trust, Ser 2023-NQM3, Cl B1
Callable 01/25/28 @ $100 7.432%, 11/25/68(A) (B)	$160	$152
PRPM Trust, Ser 2023-NQM3, Cl B2
Callable 01/25/28 @ $100 7.432%, 11/25/68(A) (B)	110	98
RCKT Mortgage Trust, Ser 2021-4, Cl AX1, IO
Callable 07/25/45 @ $100 0.508%, 09/25/51(A) (B)	9,847	267
Santander Bank Mortgage Credit-Linked Notes Series, Ser 2023-MTG1, Cl M2
Callable 08/25/40 @ $100 10.237%, SOFR30A + 4.900%, 02/26/52(A) (B)	229	244
Santander Bank Mortgage Credit-Linked Notes Series, Ser 2023-MTG1, Cl M3
Callable 08/25/40 @ $100 11.187%, SOFR30A + 5.850%, 02/26/52(A) (B)	334	359
SFAVE Commercial Mortgage Securities Trust, Ser 5AVE, Cl A2B
Callable 01/05/35 @ $100 4.144%, 01/05/43(A) (B)	180	134
THPT Mortgage Trust, Ser THL, Cl E
10.398%, 12/10/34(A) (B)	1,500	1,527
Towd Point Mortgage Trust, Ser 2019-HY2, Cl B3
Callable 08/25/27 @ $100 7.720%, TSFR1M + 2.364%, 05/25/58(A) (B)	100	85
UBS-BAMLL Trust, Ser WRM, Cl C
Callable 06/10/24 @ $100 4.238%, 06/10/30(A) (B)	240	199
Velocity Commercial Capital Loan Trust, Ser 2023-RTL1, Cl A2
Callable 01/25/25 @ $100 9.500%, 07/25/28(A) (C)	990	963
Verus Securitization Trust, Ser 2019-INV2, Cl B1
Callable 01/25/24 @ $100 4.452%, 07/25/59(A) (B)	140	129
Verus Securitization Trust, Ser 2023-5, Cl B1
Callable 06/25/26 @ $100 8.111%, 06/25/68(A) (B)	223	221

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Verus Securitization Trust, Ser 2023-5, Cl B2
Callable 06/25/26 @ $100 8.111%, 06/25/68(A) (B)	$173	$161
Verus Securitization Trust, Ser 2023-6, Cl B2
Callable 09/25/26 @ $100 7.839%, 09/25/68(A) (B)	190	175
Verus Securitization Trust, Ser 2023-7, Cl B1
Callable 10/25/26 @ $100 7.965%, 10/25/68(A) (B)	100	99
Verus Securitization Trust, Ser 2023-8, Cl B1
Callable 12/25/26 @ $100 8.156%, 12/25/68(A) (B)	130	129
Verus Securitization Trust, Ser 2023-8, Cl B2
Callable 12/25/26 @ $100 8.156%, 12/25/68(A) (B)	100	93
Verus Securitization Trust, Ser 2023-INV2, Cl B1
Callable 07/25/26 @ $100 8.163%, 08/25/68(A) (B)	240	239
Verus Securitization Trust, Ser 2023-INV2, Cl B2
Callable 07/25/26 @ $100 8.163%, 08/25/68(A) (B)	220	207
Verus Securitization Trust, Ser 2023-INV3, Cl B1
Callable 11/25/26 @ $100 8.273%, 11/25/68(A) (B)	180	179
Verus Securitization Trust, Ser 2023-INV3, Cl B2
Callable 11/25/26 @ $100 8.273%, 11/25/68(A) (B)	250	233
Visio Trust, Ser 2022-1, Cl B1
Callable 07/25/25 @ $100 6.149%, 08/25/57(A) (B)	790	703
Visio Trust, Ser 2023-1, Cl B1
Callable 03/25/26 @ $100 7.865%, 03/25/58(A) (B)	1,450	1,403
Visio Trust, Ser 2023-2, Cl B1
10/25/58(D)	560	539
Visio Trust, Ser 2023-2, Cl M1
7.857%, 10/25/58	1,500	1,516
VMC Finance, Ser 2021-HT1, Cl B
9.973%, TSFR1M + 4.614%, 01/18/37(A) (B)	1,600	1,524

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Wells Fargo Commercial Mortgage Trust, Ser C26, Cl D
Callable 02/15/25 @ $100 3.586%, 02/15/48(A)	$310	$273
Wells Fargo Commercial Mortgage Trust, Ser C26, Cl E
Callable 02/15/25 @ $100 3.250%, 02/15/48(A)	760	619
Wells Fargo Commercial Mortgage Trust, Ser C30, Cl C
Callable 08/15/25 @ $100 4.498%, 09/15/58(B)	280	251
Wells Fargo Commercial Mortgage Trust, Ser C35, Cl C
Callable 07/15/26 @ $100 4.176%, 07/15/48(B)	1,910	1,540
Wells Fargo Commercial Mortgage Trust, Ser C49, Cl D
Callable 02/15/29 @ $100 3.000%, 03/15/52(A)	490	347
Wells Fargo Commercial Mortgage Trust, Ser LC25, Cl D
Callable 11/15/26 @ $100 3.033%, 12/15/59(A) (B)	580	454
Wells Fargo Commercial Mortgage Trust, Ser NXS3, Cl D
Callable 10/15/25 @ $100 3.153%, 09/15/57(A)	540	472
Wells Fargo Mortgage Backed Securities Trust, Ser 2021-RR1, Cl AIO1, IO
Callable 03/25/44 @ $100 0.490%, 12/25/50(A) (B)	4,004	96

		1,139,099

TOTAL MORTGAGE-BACKED SECURITIES

(Cost $1,112,384) (000)		1,140,720

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

CORPORATE OBLIGATIONS — 17.0%

	Face Amount (000)	Fair Value (000)
CANADA — 0.4%
Kronos Acquisition Holdings
Callable 02/05/24 @ $103 5.000%, 12/31/26 (A)	$6,384	$6,224

LUXEMBOURG — 0.2%
Altice France Holding
Callable 01/16/24 @ $103 10.500%, 05/15/27 (A)	3,146	2,037

NETHERLANDS — 0.1%
Trivium Packaging Finance
Callable 02/05/24 @ $101 5.500%, 08/15/26 (A)	1,607	1,577

SWITZERLAND — 0.1%
VistaJet Malta Finance
Callable 05/01/24 @ $104 7.875%, 05/01/27 (A)	1,984	1,707

UNITED KINGDOM — 4.9%
Barclays Bank MTN
0.000%12/27/24 (A) (E)	71,574	70,134
Clear Channel International
Callable 01/16/24 @ $102 6.625%, 08/01/25 (A)	2,150	2,160
eG Global Finance
Callable 05/30/26 @ $106 12.000%, 11/30/28 (A)	796	848

		73,142

UNITED STATES — 11.3%
Ally Financial
Callable 5/15/2026 @ $100 4.700, H15T5Y + 3.868% (B)(F)	629	472
Callable 5/15/2028 @ $100 4.700, H15T7Y + 3.481% (B)(F)	270	183

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
American Greetings
Callable 02/05/24 @ $100 8.750%, 04/15/25 (A)	$5,225	$5,186
AmeriTex HoldCo Intermediate
Callable 10/15/25 @ $105 10.250%, 10/15/28 (A)	1,703	1,745
ANGI Group
Callable 01/16/24 @ $102 3.875%, 08/15/28 (A)	1,000	845
Apollo Commercial Real Estate Finance
Callable 06/15/24 @ $102 4.625%, 06/15/29 (A)	153	129
Ares Capital
7.000%, 01/15/27	1,022	1,051
Callable 04/15/28 @ $100 2.875%, 06/15/28	397	352
Axos Financial
Callable 10/01/25 @ $100 4.875%, TSFR3M + 4.760%, 10/01/30 (B)	120	102
Boxer Parent
Callable 01/16/24 @ $100 9.125%, 03/01/26 (A)	2,086	2,081
Callable 02/05/24 @ $102 7.125%, 10/02/25 (A)	500	503
Bread Financial Holdings
Callable 03/15/26 @ $105 9.750%, 03/15/29 (A)	4,468	4,632
Callable 02/05/24 @ $102 7.000%, 01/15/26 (A)	3,433	3,412
Brundage-Bone Concrete Pumping Holdings
Callable 02/05/24 @ $102 6.000%, 02/01/26 (A)	3,636	3,634
Caesars Entertainment
Callable 01/16/24 @ $102 6.250%, 07/01/25 (A)	5,931	5,947
CCO Holdings
Callable 07/01/25 @ $102 4.250%, 02/01/31 (A)	500	437

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
CD&R Smokey Buyer
Callable 02/05/24 @ $102 6.750%, 07/15/25 (A)	$1,151	$1,139
CITGO Petroleum
Callable 02/05/24 @ $102 7.000%, 06/15/25 (A)	4,072	4,066
Clear Channel Outdoor Holdings
Callable 02/05/24 @ $101 5.125%, 08/15/27 (A)	1,310	1,250
CoreCivic
Callable 07/15/27 @ $100 4.750%, 10/15/27	996	916
Cornerstone Building Brands
Callable 02/05/24 @ $103 6.125%, 01/15/29 (A)	500	410
CSC Holdings
Callable 11/15/26 @ $102 4.500%, 11/15/31 (A)	764	578
CVS Health
6.250%, 06/01/27	725	761
Callable 12/25/27 @ $100 4.300%, 03/25/28	2,349	2,309
Dave & Buster’s
Callable 02/05/24 @ $102 7.625%, 11/01/25 (A)	809	819
Dell International
Callable 08/01/26 @ $100 4.900%, 10/01/26	3,506	3,512
Enova International
Callable 12/15/25 @ $106 11.250%, 12/15/28 (A)	1,512	1,558
Fiserv
Callable 07/21/28 @ $100 5.375%, 08/21/28	2,704	2,782
Ford Motor Credit
Callable 05/16/25 @ $100 5.125%, 06/16/25	4,220	4,165
Fortress Transportation and Infrastructure Investors
Callable 01/16/24 @ $105 9.750%, 08/01/27 (A)	561	584

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Freedom Mortgage
Callable 10/01/25 @ $106 12.000%, 10/01/28 (A)	$1,738	$1,898
Callable 02/05/24 @ $103 6.625%, 01/15/27 (A)	633	604
Gates Global
Callable 02/05/24 @ $100 6.250%, 01/15/26 (A)	1,188	1,182
GE HealthCare Technologies
Callable 10/15/27 @ $100 5.650%, 11/15/27	3,224	3,337
Genworth Holdings
Callable 01/22/24 @ $100 7.644%, 11/15/66 (B)	280	209
GEO Group
Callable 02/05/24 @ $101 6.000%, 04/15/26	1,247	1,180
Callable 02/05/24 @ $100 5.875%, 10/15/24	547	539
Getty Images
Callable 01/22/24 @ $102 9.750%, 03/01/27 (A)	3,534	3,555
Global Atlantic Finance
Callable 07/15/26 @ $100 4.700%, H15T5Y + 3.796%, 10/15/51 (A) (B)	557	477
HCA
Callable 03/01/26 @ $100 5.375%, 09/01/26	3,505	3,521
Heartland Dental
Callable 05/15/25 @ $105 10.500%, 04/30/28 (A)	880	913
Callable 02/05/24 @ $100 8.500%, 05/01/26 (A)	1,239	1,220
H-Food Holdings
Callable 01/16/24 @ $100 8.500%, 06/01/26 (A)	1,164	111
HP
Callable 12/15/27 @ $100 4.750%, 01/15/28	3,232	3,235

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Hudson Pacific Properties
Callable 08/01/27 @ $100 3.950%, 11/01/27	$410	$343
ILFC E-Capital Trust II
Callable 02/05/24 @ $100 7.436%, 12/21/65 (A) (B)	940	728
Illuminate Buyer
Callable 02/05/24 @ $105 9.000%, 07/01/28 (A)	3,204	3,064
Kennedy-Wilson
Callable 03/01/26 @ $103 5.000%, 03/01/31	532	423
Callable 09/01/24 @ $102 4.750%, 02/01/30	590	478
Ladder Capital Finance Holdings
Callable 01/22/24 @ $100 5.250%, 10/01/25 (A)	3,816	3,764
LD Holdings Group
Callable 02/05/24 @ $102 6.500%, 11/01/25 (A)	1,424	1,320
Callable 04/01/24 @ $103 6.125%, 04/01/28 (A)	150	128
Level 3 Financing
Callable 05/15/26 @ $105 10.500%, 05/15/30 (A)	717	695
LFS Topco
Callable 02/05/24 @ $103 5.875%, 10/15/26 (A)	655	602
Madison IAQ
Callable 06/30/24 @ $103 5.875%, 06/30/29 (A)	1,000	881
Matthews International
Callable 02/05/24 @ $100 5.250%, 12/01/25 (A)	209	204
Maxim Crane Works Holdings Capital
Callable 09/01/25 @ $106 11.500%, 09/01/28 (A)	2,335	2,420
Medline Borrower
Callable 10/01/24 @ $103 5.250%, 10/01/29 (A)	1,000	942

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Mohegan Tribal Gaming Authority
Callable 02/05/24 @ $ 102 8.000%, 02/01/26 (A)	$3,143	$2,966
MPT Operating Partnership
Callable 02/05/24 @ $ 101 5.250%, 08/01/26	3,213	2,872
New Home
Callable 01/22/24 @ $ 102 8.250%, 10/15/27 (A)	1,551	1,446
Olympus Water US Holding
Callable 10/01/24 @ $ 104 7.125%, 10/01/27 (A)	2,002	2,004
Oracle
Callable 04/06/28 @ $ 100 4.500%, 05/06/28	3,768	3,767
Pactiv
8.375%, 04/15/27	1,029	1,052
7.950%, 12/15/25	777	785
PHH Mortgage
Callable 02/05/24 @ $ 104 7.875%, 03/15/26 (A)	416	373
PRA Group
Callable 02/01/25 @ $ 104 8.375%, 02/01/28 (A)	413	398
Callable 10/01/24 @ $ 103 5.000%, 10/01/29 (A)	450	371
Raptor Acquisition
Callable 01/16/24 @ $ 101 4.875%, 11/01/26 (A)	2,507	2,389
Regal Rexnord
Callable 03/15/28 @ $ 100 6.050%, 04/15/28 (A)	4,698	4,756
Rithm Capital
Callable 02/05/24 @ $ 102 6.250%, 10/15/25 (A)	3,033	2,985
RLJ Lodging Trust
Callable 02/05/24 @ $ 102 3.750%, 07/01/26 (A)	793	751

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Select Medical
Callable 02/05/24 @ $102 6.250%, 08/15/26 (A)	$718	$721
Service Properties Trust
Callable 06/15/25 @ $100 7.500%, 09/15/25	3,638	3,679
Callable 08/15/25 @ $100 5.250%, 02/15/26	2,478	2,406
Callable 08/15/29 @ $100 4.375%, 02/15/30	683	530
Specialty Building Products Holdings
Callable 02/05/24 @ $102 6.375%, 09/30/26 (A)	2,189	2,147
Starwood Property Trust
Callable 09/30/24 @ $100 3.750%, 12/31/24 (A)	1,837	1,802
Callable 01/15/26 @ $100 3.625%, 07/15/26 (A)	1,311	1,242
Stericycle
Callable 01/22/24 @ $100 5.375%, 07/15/24 (A)	325	323
Sunoco
Callable 02/05/24 @ $102 6.000%, 04/15/27	96	96
SWF Escrow Issuer
Callable 10/01/24 @ $103 6.500%, 10/01/29 (A)	1,322	950
TKC Holdings
Callable 05/15/24 @ $103 6.875%, 05/15/28 (A)	1,482	1,371
T-Mobile USA
Callable 02/15/28 @ $100 4.950%, 03/15/28	3,224	3,267
TMS International
Callable 04/15/24 @ $103 6.250%, 04/15/29 (A)	1,200	990
TransDigm
Callable 02/05/24 @ $102 6.250%, 03/15/26 (A)	3,376	3,370

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
U.S. Acute Care Solutions
Callable 02/05/24 @ $103 6.375%, 03/01/26 (A)	$1,728	$1,444
Vector Group
Callable 02/05/24 @ $100 10.500%, 11/01/26 (A)	8,094	8,112
Callable 02/05/24 @ $103 5.750%, 02/01/29 (A)	995	911
Verscend Escrow
Callable 02/05/24 @ $100 9.750%, 08/15/26 (A)	6,121	6,164
WASH Multifamily Acquisition
Callable 02/05/24 @ $103 5.750%, 04/15/26 (A)	6,415	6,174
White Capital Parent
Callable 02/05/24 @ $101 8.250% cash/9.000% PIK, 03/15/26 (A)	804	800
XHR
Callable 01/16/24 @ $102 6.375%, 08/15/25 (A)	675	673

		167,620

TOTAL CORPORATE OBLIGATIONS
(Cost $253,861) (000)		252,307

ASSET-BACKED SECURITIES — 4.6%

BERMUDA — 0.0%
Rad CLO 20, Ser 2023-20A, Cl E
Callable 07/20/25 @ $100 13.486%, TSFR3M + 8.080%, 07/20/36(A) (B)	250	249

CAYMAN ISLANDS — 2.4%
AB BSL CLO 2, Ser 2021-2A, Cl E
Callable 01/15/24 @ $100 12.366%, TSFR3M + 6.972%, 04/15/34(A) (B)	250	232
ACREC, Ser 2021-FL1, Cl E
Callable 01/16/24 @ $100 8.473%, TSFR1M + 3.114%, 10/16/36(A) (B)	1,030	957

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

ASSET-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
CAYMAN ISLANDS — (continued)
Allegro CLO VI, Ser 2018-2A, Cl D
Callable 01/17/24 @ $100 8.414%, TSFR3M + 3.012%, 01/17/31(A) (B)	$1,000	$959
Anchorage Capital CLO, Ser 2017-1A, Cl DR
Callable 01/13/24 @ $100 12.455%, TSFR3M + 7.062%, 10/13/30(A) (B)	1,975	1,963
Anchorage Capital CLO, Ser 2018-10A, Cl E
Callable 01/15/24 @ $100 11.406%, TSFR3M + 6.012%, 10/15/31(A) (B)	250	241
Arbor Realty Commercial Real Estate Notes, Ser 2021-FL1, Cl D
Callable 01/15/24 @ $100 8.426%, TSFR1M + 3.064%, 12/15/35(A) (B)	1,572	1,513
Arbor Realty Commercial Real Estate Notes, Ser 2021-FL1, Cl E
Callable 01/15/24 @ $100 8.876%, TSFR1M + 3.514%, 12/15/35(A) (B)	130	122
Arbor Realty Commercial Real Estate Notes, Ser 2021-FL3, Cl E
Callable 03/15/24 @ $100 8.026%, TSFR1M + 2.664%, 08/15/34(A) (B)	980	911
Arbor Realty Commercial Real Estate Notes, Ser 2021-FL4, Cl E
Callable 06/15/24 @ $100 8.876%, TSFR1M + 3.514%, 11/15/36(A) (B)	1,100	1,010
Arbor Realty Commercial Real Estate Notes, Ser 2022-FL1, Cl D
Callable 08/15/24 @ $100 8.338%, SOFR30A + 3.000%, 01/15/37(A) (B)	1,580	1,514
Bain Capital Credit CLO, Ser 2020-5A, Cl E
Callable 01/20/24 @ $100 12.577%, TSFR3M + 7.162%, 01/20/32(A) (B)	1,000	971
Bain Capital Credit CLO, Ser 2021-2A, Cl ER
Callable 01/19/24 @ $100 12.268%, TSFR3M + 6.872%, 07/19/34(A) (B)	360	344

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

ASSET-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
CAYMAN ISLANDS — (continued)
Bain Capital Credit CLO, Ser 2021-3A, Cl ER
Callable 01/21/24 @ $100 12.774%, TSFR3M + 7.362%, 10/21/34(A) (B)	$700	$672
Benefit Street Partners CLO IX, Ser 2018-9A, Cl ER
Callable 01/20/24 @ $100 11.377%, TSFR3M + 5.962%, 07/20/31(A) (B)	500	461
BlueMountain CLO XXVI, Ser 2021-26A, Cl D2R
Callable 01/20/24 @ $100 10.047%, TSFR3M + 4.632%, 10/20/34(A) (B)	400	396
Carlyle Global Market Strategies CLO, Ser 2017-1A, Cl CR
Callable 02/14/24 @ $100 8.989%, TSFR3M + 3.612%, 08/14/30(A) (B)	750	737
Carlyle US CLO, Ser 2021-2A, Cl DR
Callable 01/15/24 @ $100 12.156%, TSFR3M + 6.762%, 07/15/32(A) (B)	500	484
Carlyle US CLO, Ser 2023-3A, Cl E
Callable 10/15/25 @ $100 13.794%, TSFR3M + 8.400%, 10/15/36(A) (B)	410	409
CFG Investments, Ser 2023-1, Cl B
Callable 02/25/25 @ $100 10.050%, 07/25/34(A)	210	214
CFIP CLO, Ser 2021-1A, Cl DR
Callable 01/18/24 @ $100 9.477%, TSFR3M + 4.082%, 10/18/34(A) (B)	380	357
CIFC Funding, Ser 2017-2A, Cl E
Callable 01/20/24 @ $100 11.627%, TSFR3M + 6.212%, 04/20/30(A) (B)	500	484
CIFC Funding, Ser 2017-4A, Cl D
Callable 01/24/24 @ $100 11.760%, TSFR3M + 6.362%, 10/24/30(A) (B)	700	677
Deerpath Capital CLO, Ser 2023-1A, Cl DR
11.793%, TSFR3M + 6.390%, 04/17/34(A) (B)	250	245

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

ASSET-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
CAYMAN ISLANDS — (continued)
Dewolf Park CLO, Ser 2017-1A, Cl E
Callable 01/15/24 @ $100 11.856%, TSFR3M + 6.462%, 10/15/30(A) (B)	$300	$283
Dryden 60 CLO, Ser 2018-60A, Cl D
Callable 01/15/24 @ $100 8.656%, TSFR3M + 3.262%, 07/15/31(A) (B)	300	290
Dryden 83 CLO, Ser 2021-83A, Cl E
Callable 01/18/24 @ $100 11.207%, TSFR3M + 5.812%, 01/18/32(A) (B)	750	694
Empower CLO, Ser 2022-1A, Cl E
Callable 10/20/24 @ $100 13.966%, TSFR3M + 8.550%, 10/20/34(A) (B)	400	401
Empower CLO, Ser 2023-2A, Cl E
Callable 10/15/25 @ $100 13.590%, TSFR3M + 8.250%, 07/15/36(A) (B)	1,530	1,528
Fillmore Park CLO, Ser 2018-1A, Cl E
Callable 01/15/24 @ $100 11.056%, TSFR3M + 5.662%, 07/15/30(A) (B)	788	736
Generate CLO, Ser 2017-2A, Cl ER
Callable 01/22/24 @ $100 11.324%, TSFR3M + 5.912%, 01/22/31(A) (B)	250	242
Generate CLO, Ser 2023-3A, Cl E2R
13.135%, TSFR3M + 7.830%, 10/20/36(A) (B)	250	248
Jamestown CLO XII, Ser 2019-1A, Cl D
Callable 01/20/24 @ $100 12.677%, TSFR3M + 7.262%, 04/20/32(A) (B)	250	234
LCM XIII, Ser 2016-13A, Cl ER
Callable 01/19/24 @ $100 12.958%, TSFR3M + 7.562%, 07/19/27(A) (B)	400	354
LCM XV, Ser 2017-15A, Cl DR
Callable 01/20/24 @ $100 9.377%, TSFR3M + 3.962%, 07/20/30(A) (B)	1,475	1,427

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

ASSET-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
CAYMAN ISLANDS — (continued)
Madison Park Funding LI, Ser 2021-51A, Cl E
Callable 01/19/24 @ $100 11.928%, TSFR3M + 6.532%, 07/19/34(A) (B)	$1,250	$1,233
Madison Park Funding XIII, Ser 2018-13A, Cl DR2
Callable 01/19/24 @ $100 8.508%, TSFR3M + 3.112%, 04/19/30(A) (B)	1,459	1,444
Madison Park Funding XXVII, Ser 2018-27A, Cl C
Callable 01/20/24 @ $100 8.277%, TSFR3M + 2.862%, 04/20/30(A) (B)	250	244
Madison Park Funding XXX, Ser 2018-30A, Cl E
Callable 01/15/24 @ $100 10.606%, TSFR3M + 5.212%, 04/15/29(A) (B)	680	667
MF1, Ser 2021-FL7, Cl E
Callable 01/16/24 @ $100 8.273%, TSFR1M + 2.914%, 10/16/36(A) (B)	110	100
Oaktree CLO, Ser 2019-2A, Cl C
Callable 01/15/24 @ $100 9.616%, TSFR3M + 4.222%, 04/15/31(A) (B)	1,250	1,209
Oaktree CLO, Ser 2022-1A, Cl E
Callable 02/15/24 @ $100 13.140%, TSFR3M + 7.760%, 05/15/33(A) (B)	1,250	1,235
Oaktree CLO, Ser 2023-2A, Cl E
Callable 07/20/25 @ $100 14.032%, TSFR3M + 8.650%, 07/20/36(A) (B)	250	249
Octagon Investment Partners 45, Ser 2022-1A, Cl ER
Callable 04/15/24 @ $100 12.214%, TSFR3M + 6.820%, 04/15/35(A) (B)	500	438
Octagon Investment Partners 49, Ser 2021-5A, Cl E
Callable 01/15/24 @ $100 12.406%, TSFR3M + 7.012%, 01/15/33(A) (B)	1,750	1,633
OFSI BSL XI, Ser 2023-11A, Cl ER
Callable 10/18/25 @ $100 13.876%, TSFR3M + 8.490%, 10/18/35(A) (B)	390	390

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

ASSET-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
CAYMAN ISLANDS — (continued)
OZLM Funding II, Ser 2018-2A, Cl DR2
Callable 01/30/24 @ $100 11.552%, TSFR3M + 6.162%, 07/30/31(A) (B)	$640	$579
OZLM IX, Ser 2018-9A, Cl DRR
Callable 01/20/24 @ $100 11.797%, TSFR3M + 6.382%, 10/20/31(A) (B)	480	434
Regatta XIV Funding, Ser 2018-3A, Cl E
Callable 01/25/24 @ $100 11.590%, TSFR3M + 6.212%, 10/25/31(A) (B)	380	348
RR 6, Ser 2021-6A, Cl DR
Callable 01/15/24 @ $100 11.506%, TSFR3M + 6.112%, 04/15/36(A) (B)	500	465
Sculptor CLO XXVII, Ser 2021-27A, Cl E
Callable 01/20/24 @ $100 12.727%, TSFR3M + 7.312%, 07/20/34(A) (B)	1,250	1,162
Symphony CLO XX, Ser 2019-20A, Cl E
Callable 01/16/24 @ $100 11.946%, TSFR3M + 6.552%, 01/16/32(A) (B)	250	226
TIAA CLO I, Ser 2018-1A, Cl DR
Callable 01/20/24 @ $100 9.177%, TSFR3M + 3.762%, 07/20/31(A) (B)	500	469
Voya CLO, Ser 2017-1A, Cl DR
Callable 01/18/24 @ $100 11.307%, TSFR3M + 5.912%, 01/18/29(A) (B)	250	219
Whitehorse XII, Ser 2018-12A, Cl E
Callable 01/15/24 @ $100 12.056%, TSFR3M + 6.662%, 10/15/31(A) (B)	250	211

		35,265

JERSEY — 0.0%
Atlas Senior Loan Fund XXII, Ser 2023-22A, Cl E
Callable 01/20/26 @ $100

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

ASSET-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
JERSEY — (continued)
13.945%, TSFR3M + 8.590%, 01/20/36(A) (B)	$350	$331

UNITED STATES — 2.2%
A10 Bridge Asset Financing, Ser 2019-B, Cl D
Callable 01/15/24 @ $100 4.523%, 08/15/40(A)	582	565
A10 Bridge Asset Financing, Ser 2020-C, Cl E
Callable 01/15/24 @ $100 5.465%, 08/15/40(A)	800	764
ACHV ABS TRUST, Ser 2023-3PL, Cl D
Callable 01/18/27 @ $100 8.360%, 08/19/30(A)	1,000	1,022
ACHV ABS TRUST, Ser 2023-4CP, Cl E
Callable 07/25/26 @ $100 10.500%, 11/25/30(A)	500	497
Affirm Asset Securitization Trust, Ser 2023-X1, Cl D
Callable 06/15/25 @ $100 9.550%, 11/15/28(A)	110	112
AMSR Trust, Ser 2023-SFR2, Cl F1 3.950%, 06/17/40(A)	210	170
AMSR Trust, Ser 2023-SFR2, Cl F2 3.950%, 06/17/40(A)	640	499
Carvana Auto Receivables Trust, Ser 2021-N3, Cl XS 06/12/28(A) (D)	5,982	94
CPS Auto Receivables Trust, Ser 2023-D, Cl E
Callable 11/15/28 @ $100 10.130%, 05/15/31(A)	1,630	1,695
Dryden 107 CLO, Ser 2023-107A, Cl E
Callable 08/15/25 @ $100 13.119%, TSFR3M + 7.730%, 08/15/35(A) (B)	590	584
Ent Auto Receivables Trust, Ser 2023-1A, Cl D
Callable 03/15/28 @ $100 7.700%, 03/17/31(A)	1,560	1,604
Exeter Automobile Receivables Trust, Ser 2023-3A, Cl E
Callable 10/15/28 @ $100 9.980%, 01/15/31(A)	1,130	1,168

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

ASSET-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Exeter Automobile Receivables Trust, Ser 2023-4A, Cl E
Callable 03/15/28 @ $100 9.570%, 02/18/31(A)	$1,960	$2,009
Fortress Credit BSL XIX, Ser 2023-2A, Cl D
Callable 07/24/25 @ $100 11.583%, TSFR3M + 6.270%, 07/24/36(A) (B)	440	442
FS RIALTO, Ser 2021-FL2, Cl D
Callable 01/16/24 @ $100 8.273%, TSFR1M + 2.914%, 05/16/38(A) (B)	2,080	1,963
Goodleap Sustainable Home Solutions Trust, Ser 2023-3C, Cl B
Callable 12/20/39 @ $100 7.800%, 07/20/55(A)	1,570	1,548
Halseypoint CLO, Ser 2023-7A, Cl E
Callable 07/20/25 @ $100 14.039%, TSFR3M + 8.780%, 07/20/36(A) (B)	360	361
Hertz Vehicle Financing, Ser 2021-1A, Cl D 3.980%, 12/26/25(A)	1,000	959
Hertz Vehicle Financing, Ser 2022-4A, Cl D
Callable 09/25/25 @ $100 6.560%, 09/25/26(A)	250	241
ICG US CLO, Ser 2023-1A, Cl E
Callable 01/18/25 @ $100 14.205%, TSFR3M + 8.810%, 07/18/36(A) (B)	740	726
Ivy Hill Middle Market Credit Fund XXI, Ser 2023-21A, Cl E 13.941%, TSFR3M + 8.520%, 07/18/35(A) (B)	450	436
Marlette Funding Trust, Ser 2023-2A, Cl D
Callable 08/15/27 @ $100 7.920%, 06/15/33(A)	1,500	1,532
Marlette Funding Trust, Ser 2023-3A, Cl D
Callable 02/15/28 @ $100 8.040%, 09/15/33(A)	1,520	1,558
Marlette Funding Trust, Ser 2023-4A, Cl B
Callable 04/15/28 @ $100 8.150%, 12/15/33(A)	110	112

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

ASSET-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
MF1, Ser 2020-FL4, Cl D
Callable 01/15/24 @ $100 9.576%, TSFR1M + 4.214%, 11/15/35(A) (B)	$300	$292
OnDeck Asset Securitization Trust IV, Ser 2023-1A, Cl C
9.930%, 08/19/30(A)	600	600
OneMain Financial Issuance Trust, Ser 2023-2A, Cl D
Callable 09/14/26 @ $100 7.520%, 09/15/36(A)	1,560	1,596
Reach ABS Trust, Ser 2023-1A, Cl C
Callable 07/15/27 @ $100 8.450%, 02/18/31(A)	1,500	1,526
Upstart Securitization Trust, Ser 2023-2, Cl C
Callable 09/20/27 @ $100 11.870%, 06/20/33(A)	1,134	1,159
Upstart Securitization Trust, Ser 2023-3, Cl B
Callable 08/20/27 @ $100 8.250%, 10/20/33(A)	1,720	1,690
US Bank, Ser 2023-1, Cl C
Callable 08/25/26 @ $100 9.785%, 08/25/32(A)	490	493
US Bank, Ser 2023-1, Cl D
Callable 08/25/26 @ $100 13.597%, 08/25/32(A)	740	742
VStrong Auto Receivables Trust, Ser 2023-A, Cl D
Callable 06/15/28 @ $100 9.310%, 02/15/30(A)	1,630	1,679
VStrong Auto Receivables Trust, Ser 2023-A, Cl E
Callable 06/15/28 @ $100 9.990%, 12/16/30(A)	1,080	1,112
Westgate Resorts, Ser 2023-1A, Cl D
Callable 04/20/27 @ $100 10.140%, 12/20/37(A)	387	390

		31,940

TOTAL ASSET-BACKED SECURITIES

(Cost $65,930) (000)		67,785

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

CONVERTIBLE BONDS — 0.6%

	Face Amount (000)	Fair Value (000)
UNITED STATES — 0.6%
Herbalife
2.63%, 03/15/24	$2,567	$2,532
Opendoor Technologies
0.25%, 08/15/26(A)	1,713	1,305
PennyMac
5.50%, 03/15/26	707	651
5.50%, 11/01/24	309	301
Redwood Trust
7.75%, 06/15/27	1,283	1,176
RWT Holdings
5.75%, 10/01/25	383	358
Sunrun
0.00%, 02/01/26(E)	940	721
Two Harbors Investment
6.25%, 01/15/26	1,397	1,285

TOTAL CONVERTIBLE BONDS
(Cost $8,225) (000)		8,329

PURCHASED OPTIONS — 0.1%

	Contracts
PURCHASED OPTIONS
Total Purchased Options(G)
(Cost $2,871) (000)	7,011,070	$1,884

PREFERRED STOCK — 0.0%

	Shares
UNITED STATES — 0.0%
TPG RE Finance Trust, 6.250%	26,000	398

Total Preferred Stock
(Cost $345) (000)		398

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

SHORT-TERM INVESTMENT — 52.1%

	Shares	Fair Value (000)
BlackRock Cash Funds Treasury Fund - Institutional Shares
5.300%, (H)	771,898,399	$771,898

TOTAL SHORT-TERM INVESTMENT
(Cost $771,898) (000)		771,898

TOTAL INVESTMENTS — 151.4%
(Cost $2,215,514) (000)		$2,243,321

SECURITIES SOLD SHORT
CORPORATE OBLIGATIONS — (1.1)%

	Face Amount (000)	Fair Value (000)
CANADA — (0.2)%
Garda World Security
4.625%, 02/15/27 (A)	$(1,145)	(1,104)
NOVA Chemicals
5.250%, 06/01/27 (A)	(1,279)	(1,199)
4.250%, 05/15/29 (A)	(1,279)	(1,077)

		(3,380)

UNITED STATES — (0.9)%
Allegiant Travel
7.250%, 08/15/27 (A)	(669)	(655)
Alliant Holdings Intermediate
6.750%, 10/15/27 (A)	(669)	(667)
AthenaHealth Group
6.500%, 02/15/30 (A)	(669)	(607)
Beazer Homes USA
7.250%, 10/15/29	(594)	(599)
Gray Television
7.000%, 05/15/27 (A)	(1,399)	(1,330)
Guitar Center
8.500%, 01/15/26 (A)	(1,288)	(1,124)
HUB International
5.625%, 12/01/29 (A)	(669)	(638)
KB Home
7.250%, 07/15/30	(1,094)	(1,132)
Oscar AcquisitionCo
9.500%, 04/15/30 (A)	(1,782)	(1,737)
RP Escrow Issuer
5.250%, 12/15/25 (A)	(1,530)	(1,224)

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
SCIH Salt Holdings
6.625%, 05/01/29 (A)	$(759)	$(708)
Sirius XM Radio
5.500%, 07/01/29 (A)	(669)	(647)
Wynn Resorts Finance
5.125%, 10/01/29 (A)	(1,744)	(1,646)

		(12,714)

TOTAL CORPORATE OBLIGATIONS
(Proceeds $(15,450)) (000)		(16,094)

TOTAL SECURITIES SOLD SHORT — (1.1)%
(Proceeds $(15,450)) (000)		$(16,094)

WRITTEN OPTIONS — (0.1)%

	Contracts
Total Written Options(G)
(Premiums Received $1,712) (000)	(10,804)	$(1,393)

^	Amount rounds to less than $1(000).
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” On December 31, 2023, the value of these securities amounted $315,115 (000) and represented 21.3% of net assets.

(B)	Variable or floating rate security. The rate shown is the effective interest rate as of period end.

The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on December 31, 2023. The coupon on a step bond changes on a specified date.
(D)	No rate available.
(E)	Zero Coupon Security.
(F)	Perpetual security with no stated maturity date.
(G)	Refer to table below for details on Options Contracts.
(H)	Rate shown is the 7-day effective yield as of December 31, 2023. The BlackRock Cash Funds Treasury Fund’s financial statements are available on the SEC’s website at https://www.sec.gov.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

Open exchange traded options contract held by the Fund at December 31, 2023 are as follows:

PURCHASED OPTIONS — 0.0%

	Number of Contracts	Notional Amount (000)	Strike Price	Expiration Date	Fair Value (000)
PUT OPTIONS

UNITED STATES — 0.0%
iShares Russell 2000 ETF	114	$2,288	$188.00	04/20/24	$40
SPDR S&P 500 ETF Trust	758	36,028	449.00	03/16/24	251
SPDR S&P 500 ETF Trust	152	7,225	435.00	04/20/24	53

Total Purchased Options					$344

WRITTEN OPTION — 0.0%

	Number of Contracts	Notional Amount (000)	Strike Price	Expiration Date	Fair Value (000)
PUT OPTIONS

UNITED STATES — 0.0%
SPDR S&P 500 ETF Trust	(758)	(36,028)	426.00	03/16/24	$(124)

Open OTC options contract held by the Fund at December 31, 2023 are as follows:

PURCHASED OPTIONS — 0.1%

	Counterparty	Number of Contracts	Notional Amount (000)	Strike Price	Expiration Date	Fair Value (000)
CALL OPTIONS

UNITED STATES — 0.0%
Hybrid Binary Option, SPX Strike 4,151.58, 10-Year SOFR Strike 4.45%	Goldman Sachs	7,000,000	$33,388,810	$4,151.58	06/21/24	$31

PUT OPTIONS

UNITED STATES — 0.1%
Nasdaq 100 Index	Goldman Sachs	2,215	$37,269	$16,080.93	06/21/24	$990
S&P 500 Index	Goldman Sachs	7,831	37,353	4,430.04	06/21/24	519

						1,509

Total Purchased Options						$1,540

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

WRITTEN OPTIONS — (0.1)%

	Counterparty	Number of Contracts	Notional Amount (000)	Strike Price	Expiration Date	Fair Value (000)
CALL OPTIONS

UNITED STATES — (0.1)%
Nasdaq 100 Index	Goldman Sachs	(2,215)	$(37,269)	$18,196.85	06/21/24	$(860)
S&P 500 Index	Goldman Sachs	(7,831)	(37,353)	5,148.43	06/21/24	(409)

Total Written Options						$(1,269)

Open futures contracts held by the Fund at December 31, 2023 are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation/ (Depreciation) (000)
Long Contracts
LME Aluminum	1	Jan-2024	$57	$59	$2
LME Aluminum	2	Jan-2024	113	118	5
LME Aluminum	1	Jan-2024	57	59	2
LME Aluminum	1	Jan-2024	54	59	5
LME Aluminum	1	Jan-2024	55	59	4
LME Aluminum	1	Jan-2024	55	58	4
LME Aluminum	1	Jan-2024	57	59	1
LME Copper	1	Jan-2024	203	212	9
LME Copper	1	Jan-2024	199	212	13
LME Copper	2	Jan-2024	397	423	26
LME Copper	1	Jan-2024	206	213	7
LME Copper	2	Jan-2024	400	423	23
LME Lead	1	Jan-2024	52	51	(1)
LME Lead	1	Jan-2024	52	51	(1)
LME Lead	1	Jan-2024	51	51	–
LME Lead	2	Jan-2024	103	102	(1)
LME Lead	2	Jan-2024	105	102	(3)
LME Lead	2	Jan-2024	106	102	(4)
LME Lead	2	Jan-2024	107	103	(4)
LME Zinc	1	Jan-2024	63	66	3
LME Zinc	1	Jan-2024	62	66	4
LME Zinc	1	Jan-2024	61	66	6
LME Zinc	2	Jan-2024	123	132	9
LME Zinc	1	Jan-2024	62	66	4
S&P 500 Annual Dividend Index	1,982	Dec-2024	30,325	35,403	5,079

			33,125	38,315	5,192

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

Short Contracts
LME Aluminum	(2)	Jan-2024	$(113)	$(118)	$(5)
LME Aluminum	(1)	Jan-2024	(57)	(59)	(2)
LME Aluminum	(1)	Jan-2024	(55)	(59)	(4)
LME Aluminum	(1)	Jan-2024	(56)	(59)	(3)
LME Aluminum	(1)	Jan-2024	(55)	(59)	(4)
LME Aluminum	(1)	Jan-2024	(58)	(58)	–
LME Aluminum	(1)	Jan-2024	(55)	(59)	(4)
LME Copper	(2)	Jan-2024	(399)	(423)	(25)
LME Copper	(1)	Jan-1900	(203)	(212)	(9)
LME Copper	(1)	Jan-2024	(201)	(212)	(11)
LME Copper	(2)	Jan-2024	(397)	(423)	(26)
LME Copper	(1)	Jan-2024	(201)	(213)	(12)
LME Lead	(1)	Jan-2024	(54)	(51)	3
LME Lead	(1)	Jan-2024	(52)	(51)	1
LME Lead	(2)	Jan-2024	(105)	(102)	3
LME Lead	(2)	Jan-2024	(106)	(102)	4
LME Lead	(2)	Jan-2024	(107)	(103)	4
LME Lead	(1)	Jan-2024	(52)	(51)	1
LME Lead	(2)	Jan-2024	(105)	(102)	3
LME Zinc	(1)	Jan-2024	(62)	(66)	(4)
LME Zinc	(1)	Jan-2024	(61)	(66)	(5)
LME Zinc	(1)	Jan-2024	(62)	(66)	(5)
LME Zinc	(2)	Jan-2024	(121)	(132)	(11)
LME Zinc	(1)	Jan-2024	(64)	(66)	(2)
U.S. 2-Year Treasury Note	(2,700)	Mar-2024	(550,041)	(555,968)	(5,927)
U.S. 10-Year Treasury Note	(2,276)	Mar-2024	(248,562)	(256,939)	(8,377)

			(801,404)	(815,819)	(14,417)

			$(768,279)	$(777,504)	$(9,225)

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

Open centrally cleared swap contracts held by the Fund at December 31, 2023 are as follows:

Interest Rate Swaps

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (000)	Value (000)	Upfront Payments/ Receipts (000)	Net Unrealized Appreciation (Depreciation) (000)
4.243%	SOFR INDEX	Annually	12/21/2025	USD	3,007	$(7)	$–	$(7)
3.913%	SOFR INDEX	Annually	12/21/2026	USD	10,253	(38)	(2)	(36)
3.740%	SOFR INDEX	Annually	12/21/2027	USD	14,187	(59)	(3)	(56)
3.644%	SOFR INDEX	Annually	12/21/2028	USD	13,551	(57)	(7)	(50)
3.593%	SOFR INDEX	Annually	12/21/2029	USD	1,814	(8)	(1)	(7)
3.561%	SOFR INDEX	Annually	12/21/2030	USD	964	(4)	(1)	(3)
3.536%	SOFR INDEX	Annually	12/21/2032	USD	95	–	–	–
3.539%	SOFR INDEX	Annually	12/21/2035	USD	104	–	–	–
3.541%	SOFR INDEX	Annually	12/21/2038	USD	439	(2)	(1)	(1)
3.512%	SOFR INDEX	Annually	12/21/2043	USD	511	(1)	(1)	–

						$(176)	$(16)	$(160)

Open OTC swap contracts held by the Fund at December 31, 2023 are as follows:

Credit Default Swap

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (000)	Value (000)	Upfront Payments/ Receipts (000)	Net Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase	CDX.NA.IG.41	Sell	1.00%	Quarterly	12/20/2028	$3,580	$(232)	$(397)	$165

. Total Return Swaps

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (000)^	Fair Value (000)		Upfront Payments/ Receipts (000)	Net Unrealized Appreciation (Depreciation) (000)
Bank of America	**BABXRPFE INDEX	0.00%	TOTAL RETURN	Quarterly	04/29/24	USD	81,357	$(14	) $	–	$(14)
Bank of America	**BAEIESPR INDEX	0.15%	TOTAL RETURN	Quarterly	10/18/24	USD	40,741	(257)		–	(257)
Bank of America	**BAFXCAVE INDEX	0.00%	TOTAL RETURN	Quarterly	09/20/24	USD	72,771	–		–	–
Barclays	**BXIIVFR1 INDEX	0.40%	TOTAL RETURN	Quarterly	05/20/24	USD	34,501	–		–	–
BNP Paribas	**BNPUMFRL INDEX	3M SOFR RATE +0.60%	TOTAL RETURN	Quarterly	05/08/24	USD	82,143	14,505		–	14,505
BNP Paribas	**BNPUMFRS INDEX	TOTAL RETURN	3M SOFR -0.05%	Quarterly	05/08/24	USD	82,067	(15,451)		–	(15,451)
BNP Paribas	**BNPXDITU INDEX	0.20%	TOTAL RETURN	Quarterly	04/19/24	USD	46,956	(48)		–	(48)
BNP Paribas	**BNPXERCE INDEX	0.00%	TOTAL RETURN	Monthly	09/19/24	EUR	43,202	488		–	488
Deutsche Bank	**DBTIDUS5 INDEX	0.00%	TOTAL RETURN	Quarterly	04/19/24	USD	52,981	199		–	199
Goldman Sachs	**GSCBFSL1 INDEX	FED FUNDS +0.25%	TOTAL RETURN	Quarterly	09/13/24	USD	75,071	–		–	–

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (000)^	Fair Value (000)	Upfront Payments/ Receipts (000)	Net Unrealized Appreciation (Depreciation) (000)
Goldman Sachs	**GSCBFSL2 INDEX	TOTAL RETURN	FED FUNDS -0.10%	Quarterly	09/13/24	USD	73,331	$–	$–	$–
Goldman Sachs	**GSISMSS1 INDEX	0.00%	TOTAL RETURN	Quarterly	09/24/24	USD	36,182	160	–	160
Goldman Sachs	**GSXAT01I INDEX	0.00%	TOTAL RETURN	Quarterly	11/15/24	USD	38,852	(1,818)	–	(1,818)
Goldman Sachs	**RCXTMGT3 INDEX	0.00%	TOTAL RETURN	Quarterly	10/11/24	USD	41,651	432	–	432
JPMorgan Chase	**JMABNPMF INDEX	0.20%	TOTAL RETURN	Quarterly	04/01/24	USD	40,373	431	–	431
JPMorgan Chase	**JPUS1MMC INDEX	0.20%	TOTAL RETURN	Quarterly	09/26/24	USD	44,699	13	–	13
JPMorgan Chase	IBOXHY INDEX	TOTAL RETURN	SOFR	Quarterly	06/20/24	USD	11,795	(265)	75	(340)
JPMorgan Chase	IBOXLLTR INDEX	TOTAL RETURN	3M SOFR	Quarterly	03/20/24	USD	11,795	(359)	67	(426)
Macquarie Bank Limited	**MQIS311 INDEX	0.25%	TOTAL RETURN	Quarterly	03/25/24	USD	79,377	(3)	–	(3)
Macquarie Bank Limited	**VMAQDSPG INDEX	0.25%	TOTAL RETURN	Quarterly	09/18/24	USD	59,416	(32)	–	(32)
Nomura	**NMSY2RNU INDEX	0.15%	TOTAL RETURN	Quarterly	07/31/24	USD	86,960	133	–	133
Societe Generale	**SGIXCUBE INDEX	0.20%	TOTAL RETURN	Quarterly	11/07/24	USD	43,012	7	–	7
Societe Generale	**SGIXFVET INDEX	SOFR RATE +0.20%	TOTAL RETURN	Quarterly	08/06/24	USD	35,753	(406)	–	(406)
Societe Generale	**SGIXPRUS INDEX	0.20%	TOTAL RETURN	Quarterly	04/30/24	USD	27,965	(55)	–	(55)
Societe Generale	**SGIXUSGC INDEX	0.15%	TOTAL RETURN	Quarterly	01/25/24	USD	55,133	(3,989)	–	(3,989)
Societe Generale	**SGIXVR2U INDEX	SOFR	TOTAL RETURN	N/A	04/09/24	USD	17,505	127	18	109
UBS	**UBCSBSB2 INDEX	0.00%	TOTAL RETURN	Monthly	08/27/24	USD	220,053	7	–	7

							1,535,642	$(6,195)	$160	$(6,355)

^ Notional amounts for OTC swaps are listed in their local currency.

** The following tables represent the individual underlying components comprising the Total Return Swaps at December 31, 2023.

**BABXRPFE Index: Basket of eight commodity strategies targeting four style factors: Liquidity, Carry, Relative Value, and Value.

	Top Underlying Components	Notional	Percentage of Notional
Future	WTI Crude Futures March 24	$(30,218,829)	-37.15%
	Brent Crude Futures July 24	(22,448,769)	-27.60%
	WTI Crude Futures May 24	22,296,794	27.41%
	Brent Crude Futures March 24	21,703,441	26.68%
	Soybean Futures March 24	(6,177,018)	-7.59%
	Cattle Feeder Futures March 24	(6,100,291)	-7.50%
	Gold 100 oz Futures February 24	(6,038,856)	-7.42%
	WTI Crude Futures April 24	5,903,682	7.26%
	Natural Gas Futures June 24	5,601,351	6.89%
	Soybean Futures July 24	5,562,579	6.84%
	Low SU Gasoil G March 24	(5,044,572)	-6.20%
	Live Cattle Futures June 24	5,007,507	6.16%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

Top Underlying Components	Notional	Percentage of Notional

Lean Hogs Futures April 24	$4,964,506	6.10%

Corn Futures July 24	4,806,687	5.91%

Natural Gas Futures March 24	(4,566,067)	-5.61%

NY Harb ULSD Futures March 24	(4,548,061)	-5.59%

Soybean Meal Futures July 24	4,373,726	5.38%

Soybean Meal Futures March 24	(4,316,499)	-5.31%

Soybean Oil Futures March 24	(4,262,793)	-5.24%

LME Copper Futures March 24	(4,182,261)	-5.14%

LME Copper Futures April 24	4,158,032	5.11%

WTI Crude Futures December 24	4,087,065	5.02%

Brent Crude Futures December 24	3,969,296	4.88%

Coffee ‘C’ Futures July 24	3,886,777	4.78%

Soybean Oil Futures July 24	3,858,417	4.74%

Brent Crude Futures May 24	3,854,449	4.74%

LME PRI Alum Futures April 24	3,300,585	4.06%

LME PRI Alum Futures March 24	(3,282,864)	-4.04%

Sugar #11 (World) July 24	3,205,302	3.94%

Sugar #11 (World) May 24	(3,053,690)	-3.75%

Sugar #11 (World) March 24	(3,050,145)	-3.75%

Cocoa Futures March 24	(3,050,145)	-3.75%

Soybean Futures November 24	2,895,710	3.56%

Live Cattle Futures April 24	(2,389,252)	-2.94%

Natural Gas Futures December 24	(2,301,636)	-2.83%

WTI Crude Futures July 24	2,095,456	2.58%

Low SU Gasoil G April 24	2,038,707	2.51%

LME Copper Futures December 24	(2,006,805)	-2.47%

LME Zinc Futures March 24	(1,998,110)	-2.46%

LME Zinc Futures April 24	1,995,465	2.45%

Cotton No.2 Futures March 24	1,945,677	2.39%

Silver Futures May 24	(1,816,589)	-2.23%

Gasoline RBOB Futures April 24	1,759,430	2.16%

Natural Gas Futures May 24	(1,700,311)	-2.09%

Wheat Futures(CBT) July 24	1,691,759	2.08%

Natural Gas Futures July 24	1,690,002	2.08%

LME Nickel Futures March 24	(1,657,835)	-2.04%

LME Nickel Futures April 24	1,651,112	2.03%

LME PRI Alum Futures December 24	(1,641,989)	-2.02%

NY Harb ULSD Futures April 24	1,564,330	1.92%

Corn Futures December 24	(1,560,999)	-1.92%

Corn Futures March 24	(1,552,076)	-1.91%

Gasoline RBOB Futures March 24	1,392,864	1.71%

Low SU Gasoil G December 24	1,379,494	1.70%

Copper Futures July 24	1,323,140	1.63%

Copper Futures May 24	(1,322,033)	-1.63%

Soybean Futures May 24	(1,280,729)	-1.57%

Lean Hogs Futures June 24	1,218,043	1.50%

Live Cattle Futures February 24	(1,133,825)	-1.39%

LME PRI Alum Futures May 24	(1,096,854)	-1.35%

LME PRI Alum Futures July 24	1,094,350	1.35%

Sugar #11 (World) October 24	1,077,475	1.32%

NY Harb ULSD Futures December 24	1,063,575	1.31%

KC HRW Wheat Futures July 24	1,056,072	1.30%

Corn Futures May 24	(991,416)	-1.22%

LME Zinc Futures December 24	(991,293)	-1.22%

KC HRW Wheat Futures March 24	912,328	1.12%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

	Top Underlying Components	Notional	Percentage of Notional

	Cotton No.2 Futures May 24	$839,877	1.03%

	Gasoline RBOB Futures June 24	(801,792)	-0.99%

	Soybean Meal Futures May 24	(777,752)	-0.96%

	LME Lead Futures April 24	688,106	0.85%

	LME Lead Futures March 24	(687,988)	-0.85%

	Soybean Meal Futures December 24	670,807	0.82%

	Low SU Gasoil G May 24	(664,771)	-0.82%

	Soybean Oil Futures May 24	(664,633)	-0.82%

	Low SU Gasoil G July 24	664,307	0.82%

	LME Zinc Futures July 24	659,442	0.81%

	LME Zinc Futures May 24	(659,250)	-0.81%

	LME Nickel Futures December 24	(637,455)	-0.78%

	Wheat Futures(CBT) May 24	(574,320)	-0.71%

	Coffee ‘C’ Futures March 24	565,055	0.69%

	Gasoline RBOB Futures May 24	(564,611)	-0.69%

	Gasoline RBOB Futures July 24	562,852	0.69%

	Sugar #11 (World) March 25	537,479	0.66%

	NY Harb ULSD Futures May 24	(508,095)	-0.62%

	NY Harb ULSD Futures July 24	507,161	0.62%

	LME Nickel Futures July 24	427,713	0.53%

	LME Nickel Futures May 24	(427,378)	-0.53%

	Coffee ‘C’ Futures May 24	386,981	0.48%

	Gold 100 oz Futures April 24	(385,075)	-0.47%

	Lean Hogs Futures February 24	(379,470)	-0.47%

	KC HRW Wheat Futures December 24	368,843	0.45%

	KC HRW Wheat Futures May 24	(340,090)	-0.42%

	Wheat Futures(CBT) March 24	236,016	0.29%

	LME Lead Futures May 24	(232,309)	-0.29%

	LME Lead Futures July 24	232,240	0.29%

	Cotton No.2 Futures July 24	(212,513)	-0.26%

	LME Lead Futures December 24	(173,948)	-0.21%

	Silver Futures March 24	0	0.00%

	Copper Futures March 24	0	0.00%

**BAEIESPR Index: A strategy that sells ultra-short options to buy midterm length options to profit from a US equity market that slowly trades lower as opposed to falls quickly.

	Top Underlying Components	Notional	Percentage of Notional

Future	S&P 500 E-mini Futures March 24	$51,286,882	126.45%

Currency	US Dollar Spot	(10,846,640)	-26.74%

Option	January 24 Puts on SPX	118,019	0.29%

**BAFXCAVE Index: An FX multi-factor basket of 4 equally weighted FX strategies: Cross-Sectional Carry EM, Defensive Carry, PPP Value G10 and PPP Value EM.

	Top Underlying Components	Notional	Percentage of Notional

Currency	Singapore Dollar Two Month Forward	$(12,567,952)	-17.27%

	Indian Rupee Two Month Forward	10,144,226	13.94%

	Taiwan Dollar Two Month Forward	(10,141,868)	-13.94%

	Indonesian Rupiah Two Month Forward	9,335,678	12.83%

	Swiss Franc Two Month Forward	(9,146,938)	-12.57%

	Norwegian Krone Two Month Forward	(8,253,709)	-11.34%

	Chinese Yuan Offshore Two Month Forward	(7,833,236)	-10.76%

	Colombian Peso Two Month Forward	7,627,001	10.48%

	Japanese Yen Two Month Forward	7,347,231	10.10%

	Hungarian Forint Two Month Forward	6,280,204	8.63%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

	Top Underlying Components	Notional	Percentage of Notional

	Philippine Peso Two Month Forward	$5,371,755	7.38%

	Mexican Peso Two Month Forward	5,015,470	6.89%

	Thai Baht Two Month Forward	4,752,175	6.53%

	Australian Dollar Two Month Forward	(4,639,880)	-6.38%

	South Korean Won Two Month Forward	(4,450,942)	-6.12%

	Czech Koruna Two Month Forward	(4,091,835)	-5.62%

	Euro Two Month Forward	3,824,006	5.25%

	S. African Rand Two Month Forward	3,448,950	4.74%

	British Pound Two Month Forward	2,667,784	3.67%

	Chilean Peso Two Month Forward	(2,133,946)	-2.93%

	Brazilian Real Two Month Forward	(1,803,320)	-2.48%

	Polish Zloty Two Month Forward	(1,614,033)	-2.22%

	Canadian Dollar Two Month Forward	930,272	1.28%

	Israeli Shekel Two Month Forward	(758,052)	-1.04%

	Swedish Krona Two Month Forward	286,000	0.39%

	Peruvian Sol Two Month Forward	210,494	0.29%

	New Zealand Dollar Two Month Forward	116,527	0.16%

	New Romanian Leu Two Month Forward	107,561	0.15%

**BXIIVFR1 Index: Systematic strategy that replicates the payoff of a long VIX upside call structure, which is more cost-effective than owning the options

	Top Underlying Components	Notional	Percentage of Notional
Index	S&P 500 VIX Short-Term Future Index Total Return	$(969,485)	-2.81%

**BNPUMFRL Index: An alpha oriented strategy using a propriety model to take long positions based on value, quality, and momentum factors.

	Top Underlying Components	Notional	Percentage of Notional

Equity	Summit Financial Group Inc	$289,983	0.30%

	Central Valley Community Bancorp	288,010	0.30%

	Homestreet Inc	286,706	0.29%

	International Bancshares Corp	286,108	0.29%

	Pioneer Bancorp Inc	286,069	0.29%

	Daseke Inc	284,278	0.29%

	Independent Bank Corp	282,432	0.29%

	Midwestone Financial Group Inc	281,922	0.29%

	Northrim Bancorp Inc	281,817	0.29%

	Financial Institutions Inc	279,182	0.29%

	Esquire Financial Holdings Inc	279,061	0.29%

	Colony Bankcorp	278,893	0.29%

	Baycom Corp	277,300	0.28%

	Oak Valley Bancorp	277,028	0.28%

	Heritage Commerce Corp	275,842	0.28%

	Wesbanco Inc	275,327	0.28%

	Amalgamated Financial Corp	275,027	0.28%

	Red River Bancshares Inc	274,681	0.28%

	First Bancshares Inc	274,230	0.28%

	Popular Inc	273,443	0.28%

	Third Coast Bancshares Inc	273,140	0.28%

	Enterprise Bancorp Inc	273,026	0.28%

	Sierra Bancorp	272,861	0.28%

	Enterprise Financial Services Corp	272,539	0.28%

	Bank of Marin Bancorp	272,481	0.28%

	Sight Sciences Inc	272,383	0.28%

	Macatawa Bank Corp	272,366	0.28%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

	Top Underlying Components	Notional	Percentage of Notional

	OceanFirst Financial Corp	$272,328	0.28%

	TrustCo Bank Corp	272,250	0.28%

	Civista Bancshares Inc	272,207	0.28%

	Chemung Financial Corp	272,151	0.28%

	Renasant Corp	272,142	0.28%

	CNB Financial Corp	271,993	0.28%

	Plumas Bancorp	271,922	0.28%

	HomeTrust Bancshares Inc	271,818	0.28%

	Central Pacific Financial Corp	271,643	0.28%

	First Financial Corp	271,438	0.28%

	Regions Financial Corp	271,278	0.28%

	First Busey Corp	270,503	0.28%

	Hanmi Financial Corporation	270,146	0.28%

	PCB Bancorp	269,828	0.28%

	Heritage Financial Corp of Washington	269,797	0.28%

	FS Bancorp Inc	269,676	0.28%

	Heartland Financial USA Inc	269,643	0.28%

	Mid Penn Bancorp Inc	269,331	0.28%

	First Hawaiian Inc	269,310	0.28%

	Citizens Financial Group	269,241	0.28%

	Banner Corp	269,034	0.28%

	Westamerica BanCorp	268,111	0.28%

	HBT Financial Inc	267,906	0.27%

**BNPUMFRS Index: An alpha oriented strategy using a propriety model to take short positions based on value, quality, and momentum factors.

	Top Underlying Components	Notional	Percentage of Notional

Equity	Nkarta Inc	$(400,292)	0.41%

	MeiraGTx Holdings plc	(294,217)	0.30%

	Ocwen Financial Corp	(288,240)	0.29%

	Farmers & Merchants Bancorp Inc	(286,074)	0.29%

	ESSA Bancorp Inc	(284,359)	0.29%

	Merchants Bancorp	(284,170)	0.29%

	Northfield Bancorp Inc	(281,337)	0.29%

	Peapack-Gladstone Financial Corp	(281,188)	0.29%

	Washington Federal Inc	(280,982)	0.29%

	Parke Bancorp Inc	(280,978)	0.29%

	Triumph Financial Inc	(280,911)	0.29%

	Luther Burbank Corp	(280,093)	0.29%

	Western Alliance Bancorp	(279,546)	0.28%

	BancFirst Corp	(279,280)	0.28%

	Carter Bankshares Inc	(278,527)	0.28%

	Waterstone Financial Inc	(277,985)	0.28%

	ServisFirst Bancshares Inc	(277,613)	0.28%

	Karuna Therapeutics Inc	(277,281)	0.28%

	Axos Financial Inc	(277,212)	0.28%

	FB Financial Corp	(276,682)	0.28%

	JPMorgan Chase & Co	(276,444)	0.28%

	West BanCorp Inc	(276,280)	0.28%

	Washington Trust Bancorp Inc	(276,212)	0.28%

	Alerus Financial Corp	(276,073)	0.28%

	Live Oak Bancshares Inc	(275,236)	0.28%

	First Bank	(275,019)	0.28%

	Hingham Institution For Savings	(274,734)	0.28%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

	Top Underlying Components	Notional	Percentage of Notional

	Columbia Financial Inc	$(274,425)	0.28%

	Bank of New York Mellon Corp	(273,412)	0.28%

	Banco Latinoamericano de Comercio Exterior S.A.	(273,248)	0.28%

	BOK Financial Corp	(273,121)	0.28%

	BankUnited Inc	(273,102)	0.28%

	Empire Petroleum Corp	(272,984)	0.28%

	First Business Financial Services Inc	(272,946)	0.28%

	John Marshall Bancorp Inc	(272,327)	0.28%

	Bank of America Corp	(272,095)	0.28%

	Metrocity Bankshares Inc	(272,081)	0.28%

	Capitol Federal Financial Inc	(271,417)	0.28%

	First Financial Bankshares Inc	(271,409)	0.28%

	QCR Holdings Inc	(270,758)	0.28%

	NU Holdings Ltd	(270,155)	0.28%

	Ponce Financial Group Inc	(270,155)	0.28%

	Lakeland Financial Corp	(268,917)	0.27%

	TFS Financial Corp	(268,148)	0.27%

	Commerce Bancshares Inc	(266,759)	0.27%

	Kearny Financial Corp	(266,589)	0.27%

	Northern Trust Corp	(266,336)	0.27%

	Northeast Bank	(266,295)	0.27%

	Glacier Bancorp Inc	(264,772)	0.27%

	Norwood Financial Corp	(264,607)	0.27%

**BNPXDITU Index: Seeks to capture intraday momentum in US equity markets by leveraging market dynamics observed throughout the day.

	Top Underlying Components	Notional	Percentage of Notional

Index	BNP Paribas Dynamic Intraday Trend US Index	$46,956,102	100.00%

**BNPXERCE Index: Aims to capture the generally positive carry and roll-down premia inherent in the equity implied repo curve by creating synthetic exposure to baskets of Eurozone Equity Repo Carry Strategies.

	Top Underlying Components	Notional	Percentage of Notional

Future	Euro STOXX 50 December 28	$(199,975,469)	-415.05%

	Euro STOXX 50 December 24	199,816,188	414.72%

	Euro STOXX 50 March 24	701,720	1.46%

Currency	Euro Spot	47,639,055	98.87%

**DBTIDUS5 Index: Seeks to capture intraday momentum in US equity markets by reacting rapidly to market volatility.

	Top Underlying Components	Notional	Percentage of Notional
Index	Deutsche Bank US Equity Dynamic Intraday Trend Index	$53,180,109	100.00%

**GSCBFSL1 Index: Long basket of left behind parts of the market, including “destocking losers” (retail and transports), small caps, and deeper cyclical stocks

	Top Underlying Components	Notional	Percentage of Notional

Equity	PGT Innovations Inc	$1,553,144	2.07%

	ODP Corp	1,511,303	2.01%

	ePlus Inc	1,502,523	2.00%

	Bloomin’ Brands Inc	1,455,215	1.94%

	Standex International Corp	1,446,034	1.93%

	Fabrinet	1,438,292	1.92%

	Tempur Sealy International Inc	1,435,724	1.91%

	St. Joe Co	1,433,037	1.91%

	Ethan Allen Interiors Inc	1,431,578	1.91%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

	Top Underlying Components	Notional	Percentage of Notional

	Helix Energy Solutions Group Inc	$1,424,981	1.90%

	Greenbrier Cos Inc	1,423,202	1.90%

	SunCoke Energy Inc	1,421,872	1.89%

	Allegro MicroSystems Inc	1,410,902	1.88%

	Alarm.Com Holdings Inc	1,409,226	1.88%

	Encore Wire Corp	1,409,127	1.88%

	Scansource Inc	1,407,843	1.88%

	EnerSys	1,400,150	1.87%

	Saia Inc	1,392,237	1.85%

	MYR Group Inc	1,391,659	1.85%

	Jabil Inc	1,389,936	1.85%

	CTS Corp	1,382,192	1.84%

	Powell Industries Inc	1,372,563	1.83%

	Apogee Enterprises Inc	1,369,809	1.82%

	Stag Industrial Inc	1,369,169	1.82%

	Super Micro Computer Inc	1,364,150	1.82%

	Watsco Inc	1,350,850	1.80%

	Potlatchdeltic Corp	1,346,960	1.79%

	Evertec Inc	1,344,445	1.79%

	Flowserve Corp	1,344,376	1.79%

	Franklin Electric Co Inc	1,336,855	1.78%

	Guess? Inc	1,333,569	1.78%

	O-I Glass Inc	1,332,833	1.78%

	Vishay Intertechnology Inc	1,332,611	1.78%

	Penske Automotive Group Inc	1,330,926	1.77%

	Permian Resources Corp	1,329,521	1.77%

	Power Integrations Inc	1,327,772	1.77%

	Carter’s Inc	1,320,657	1.76%

	Kirby Corp	1,320,083	1.76%

	PBF Energy Inc	1,319,179	1.76%

	Sps Commerce Inc	1,317,627	1.76%

	Capri Holdings Ltd	1,312,923	1.75%

	Applied Industrial Technologies	1,311,283	1.75%

	Southwestern Energy Co	1,300,735	1.73%

	Northern Oil and Gas Inc	1,297,748	1.73%

	Payoneer Global Inc	1,294,308	1.72%

	Arlo Technologies Inc	1,288,577	1.72%

	Arrow Electronics Inc	1,286,965	1.71%

	Civitas Resources Inc	1,283,948	1.71%

	Lear Corp	1,282,407	1.71%

	Goosehead Insurance Inc	1,280,989	1.71%

	Fluor Corp	1,274,898	1.70%

	OPENLANE Inc	1,258,523	1.68%

	Boot Barn Holdings Inc	1,255,247	1.67%

	Apple Hospitality REIT Inc	1,252,667	1.67%

	John Bean Technologies Corp	1,208,846	1.61%

	Liquidity Services Inc	111,340	0.15%

	Shenandoah Telecommunications	91,146	0.12%

	Matthews International Corp	79,703	0.11%

	Dril-Quip Inc	64,317	0.09%

**GSCBFSL2 Index: Short basket of larger cap, high momentum stocks that have seen dramatic increases in valuation

	Top Underlying Components	Notional	Percentage of Notional

Equity	Fox Corp	$(1,484,822)	2.02%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

Top Underlying Components	Notional	Percentage of Notional

Medical Properties Trust Inc	$(1,200,545)	1.64%

United States Steel Corp	(1,124,522)	1.53%

Frontier Communications Parent Inc	(925,463)	1.26%

ZoomInfo Technologies Inc	(850,481)	1.16%

Rexford Industrial Realty Inc	(812,646)	1.11%

Greif Inc	(799,340)	1.09%

Autonation Inc	(790,861)	1.08%

Celsius Holdings Inc	(759,413)	1.04%

Ormat Technologies Inc	(707,758)	0.97%

Clorox Co	(697,333)	0.95%

Annaly Capital Management Inc	(689,953)	0.94%

Northwestern Energy Group Inc	(680,491)	0.93%

Viatris Inc	(670,003)	0.91%

Sotera Health Co	(647,441)	0.88%

Ziff Davis Inc	(592,758)	0.81%

SolarEdge Technologies Inc	(592,050)	0.81%

Exlservice Holdings Inc	(587,915)	0.80%

Portland General Electric Co	(580,334)	0.79%

Antero Midstream Corp	(575,613)	0.78%

Avient Corp	(560,693)	0.76%

Dt Midstream Inc	(552,613)	0.75%

ChampionX Corp	(543,735)	0.74%

National Fuel Gas Co	(538,096)	0.73%

Copt Defense Properties	(503,419)	0.69%

Cable One Inc	(498,708)	0.68%

IDACORP Inc	(487,882)	0.67%

CNX Resources Corp	(456,035)	0.62%

Black Hills Corp	(452,889)	0.62%

Matador Resources Co	(447,417)	0.61%

APA Corp	(434,106)	0.59%

Inari Medical Inc	(425,492)	0.58%

Booking Holdings Inc	(421,517)	0.57%

BellRing Brands Inc	(399,975)	0.55%

Equitrans Midstream Corp	(386,239)	0.53%

Coca-Cola Consolidated Inc	(384,225)	0.52%

ONE Gas Inc	(380,421)	0.52%

ManpowerGroup Inc	(331,008)	0.45%

Avnet Inc	(329,259)	0.45%

Lancaster Colony Corp	(311,468)	0.42%

Sunrun Inc	(309,865)	0.42%

Costar Group Inc	(304,554)	0.42%

Take-Two Interactive Software Inc	(294,690)	0.40%

Colgate-Palmolive Co	(294,284)	0.40%

NCR Voyix Corp	(290,084)	0.40%

Insperity Inc	(289,473)	0.39%

Scotts Miracle-Gro Co	(289,172)	0.39%

Silicon Laboratories Inc	(288,880)	0.39%

Weatherford International PLC	(287,890)	0.39%

Cognex Corp	(271,716)	0.37%

**GSISMSS1 Index: Strategy aims to capture intraday momentum of stocks based on Signal Returns measured between Previous Day Close and first half hour of trading.

	Top Underlying Components	Notional	Percentage of Notional

Index	Goldman Sachs Intraday Momentum Single Stock Series 1 Excess Return Strategy	$36,342,612	100.00%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

**GSXAT01I Index: This strategy captures the trend premium across major asset classes in one holistic portfolio construction. It follows a risk-based approach where assets with stronger trend receive proportionally larger risk allocations

	Top Underlying Components	Notional	Percentage of Notional

Future	Euro-Schatz Futures March 24	$11,869,302	32.05%

	3 Month Euro Euribor June 25	6,596,238	17.81%

	3 Month Euro Euribor March 25	6,588,484	17.79%

	3 Month Euro Euribor December 24	6,572,692	17.75%

	3 Month Euro Euribor September 24	6,547,562	17.68%

	3 Month Euro Euribor June 24	6,510,133	17.58%

	Jpn 10Y Bond(OSE) March 24	5,377,442	14.52%

	ICE 3 Month SONIA Futures June 25	4,987,273	13.47%

	ICE 3 Month SONIA Futures March 25	4,978,240	13.44%

	ICE 3 Month SONIA Futures December 24	4,963,855	13.40%

	ICE 3 Month SONIA Futures September 24	4,942,338	13.35%

	ICE 3 Month SONIA Futures June 24	4,912,382	13.26%

	Euro-BOBL Futures March 24	3,838,545	10.37%

	US 2YR Note (CBT) March 24	3,371,586	9.10%

	Can 10YR Bond Futures March 24	2,511,451	6.78%

	US 5YR Note (CBT) March 24	2,241,784	6.05%

	3 Month SOFR Futures June 25	2,211,807	5.97%

	3 Month SOFR Futures March 25	2,206,898	5.96%

	3 Month SOFR Futures December 24	2,200,035	5.94%

	3 Month SOFR Futures September 24	2,192,458	5.92%

	3 Month SOFR Futures June 24	2,183,401	5.90%

	Euro-Bund Futures March 24	2,084,270	5.63%

	Euro-OAT Futures March 24	1,971,218	5.32%

	Tokyo Price Index Futures March 24	1,857,392	5.02%

	S&P 500 E-mini Futures March 24	1,747,795	4.72%

	SPI 200 Futures January 24	1,651,388	4.46%

	Euro-BTP Futures March 24	1,635,406	4.42%

	Cocoa Futures March 24	1,617,029	4.37%

	US 10Yr Note (CBT) March 24	1,489,826	4.02%

	Nasdaq 100 E-Mini March 24	1,410,941	3.81%

	S&P/TSX 60 Index Futures March 24	1,269,136	3.43%

	Long Gilt Futures March 24	1,228,101	3.32%

	KOSPI 200 Index Futures March 24	1,205,912	3.26%

	FTSE 100 Index Futures March 24	1,118,090	3.02%

FX Contract	USD/SGD January 2024	3,010,007	8.13%

	USD/CHF January 2024	2,861,903	7.73%

	USD/CAD January 2024	2,202,580	5.95%

	USD/GBP January 2024	2,097,362	5.66%

	USD/NZD January 2024	1,991,167	5.38%

	USD/PLN January 2024	1,814,546	4.90%

	USD/SEK January 2024	1,806,560	4.88%

	USD/EUR January 2024	1,786,377	4.82%

	USD/BRL January 2024	1,694,970	4.58%

	USD/MXN January 2024	1,620,221	4.38%

	USD/HUF January 2024	1,518,547	4.10%

	USD/AUD January 2024	1,381,856	3.73%

	USD/CZK January 2024	1,113,746	3.01%

Currency	US Dollar Spot	1,990,793	5.38%

	Japanese Yen Spot	1,857,392	5.02%

	British Pound Spot	1,118,090	3.02%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

**RCXTMGT3 Index: A strategy designed to capture the premium paid by banks to hedge their structured product risk.

	Top Underlying Components	Notional	Percentage of Notional

Future	Tokyo Price Index Futures March 24	$14,990,098	35.62%

	Jpn 10Y Bond(OSE) March 24	10,769,136	25.59%

	S&P 500 E-mini Futures March 24	256,709	0.61%

	Euro-Bund Futures March 24	84,167	0.20%

**JMABNPMF Index: Alpha oriented strategy seeking to provide access to carry, value, and mean reversion risk factors by expressing long and short views in related commodity pairs

	Top Underlying Components	Notional	Percentage of Notional

Future	Gold 100 oz Futures February 24	$(9,319,602)	-22.84%

	WTI Crude Futures February 24	(9,274,718)	-22.73%

	Copper Futures March 24	(6,165,463)	-15.11%

	Brent Crude Futures March 24	5,394,270	13.22%

	Silver Futures March 24	4,761,811	11.67%

	LME PRI Alum Futures February 24	4,484,344	10.99%

	Gasoline RBOB Futures February 24	4,178,315	10.24%

	Corn Futures March 24	3,105,174	7.61%

	Soybean Futures March 24	(2,611,447)	-6.40%

	LME Copper Futures February 24	1,987,148	4.87%

	LME Lead Futures February 24	(1,224,116)	-3.00%

	Live Cattle Futures February 24	1,220,035	2.99%

	Soybean Oil Futures March 24	(1,191,473)	-2.92%

	Cattle Feeder Futures March 24	(1,007,855)	-2.47%

	LME Zinc Futures February 24	918,087	2.25%

	Coff Robusta 10 Ton March 24	(612,058)	-1.50%

	White Sugar (ICE) March 24	(579,415)	-1.42%

	Sugar #11 (World) March 24	505,968	1.24%

	Coffee ‘C’ Futures March 24	457,003	1.12%

	KC HRW Wheat Futures March 24	403,958	0.99%

	Soybean Meal Futures March 24	403,958	0.99%

	Wheat Futures(CBT) March 24	(322,351)	-0.79%

	NY Harb ULSD Futures February 24	163,215	0.40%

	Red Wheat Futures March 24	(69,367)	-0.17%

**JPUS1MMC Index: Seeks to monetize the tendency for the equity market to mean revert over short periods of time.

	Top Underlying Components	Notional	Percentage of Notional

Index	S&P 500 Total Return Index	$(2,875,109)	-6.43%

**MQIS311 Index: An intra-day equity trading strategy that adjusts its exposure based on changes in the level of realized market volatility.

	Top Underlying Components	Notional	Percentage of Notional

Index	Macquarie QIS Index 311	$79,376,852	100.00%

**VMAQDSPG Index: Sells equity variance swaps to generate income when equity market signals are favorable and downside risk of selling volatility is lower.

	Top Underlying Components	Notional	Percentage of Notional

Future	S&P 500 E-mini Futures March 24	$57,604,670	96.99%

Option	January 24 Calls on SPX	675,404	1.14%

	January 24 Puts on SPX	668,959	1.13%

	January 24 Puts on SPX	150,243	0.25%

	January 24 Puts on SPX	145,310	0.24%

	January 24 Calls on SPX	(144,046)	-0.24%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

	Top Underlying Components	Notional	Percentage of Notional

	January 24 Calls on SPX	$129,585	0.22%

	January 24 Calls on SPX	(56,684)	-0.10%

	January 24 Puts on SPX	44,390	0.07%

	January 24 Puts on SPX	40,975	0.07%

	January 24 Puts on SPX	24,304	0.04%

	January 24 Puts on SPX	15,417	0.03%

	January 24 Calls on SPX	15,366	0.03%

	January 24 Puts on SPX	13,232	0.02%

	January 24 Puts on SPX	11,661	0.02%

	January 24 Puts on SPX	10,090	0.02%

	January 24 Puts on SPX	9,390	0.02%

	January 24 Puts on SPX	8,537	0.01%

	January 24 Calls on SPX	7,606	0.01%

	January 24 Puts on SPX	6,227	0.01%

	January 24 Puts on SPX	5,728	0.01%

	January 24 Calls on SPX	3,466	0.01%

**NMSY2RNU Index: Currency selection strategy using mean reversion signals.

	Top Underlying Components	Notional	Percentage of Notional

Currency	Norwegian Krone Spot	$(21,934,317)	-25.17%

	British Pound Spot	12,585,702	14.44%

	Euro Spot	11,420,399	13.11%

	Swiss Franc Spot	(8,616,509)	-9.89%

	Japanese Yen Spot	(6,875,746)	-7.89%

	New Zealand Dollar Spot	(3,724,664)	-4.27%

	Australian Dollar Spot	(2,680,618)	-3.08%

	Swedish Krona Spot	(2,004,439)	-2.30%

	Canadian Dollar Spot	(617,619)	-0.71%

**SGIXCUBE Index: Aims to harvest systematically the short-term skew premium from the observed spread between the S&P 500’s realized and implied skew by replicating a skew swap via listed SPXW options.

	Top Underlying Components	Notional	Percentage of Notional

Option	January 24 Puts on SPX	$(9,018)	-0.02%

	January 24 Calls on SPX	7,607	0.02%

**SGIXFVET Index: A strategy that seeks to replicate a rolling 1y1y Forward Volatility Agreement (FVA) using vanilla options to approximate the pure volatility exposure of an FVA.

	Top Underlying Components	Notional	Percentage of Notional

Option	January 2024 EURUSD Straddle	$517,807	1.45%

	March 2025 EURUSD Straddle	(393,410)	-1.10%

	February 2024 EURUSD Straddle	370,262	1.04%

	January 2025 EURUSD Straddle	(369,400)	-1.04%

	March 2024 EURUSD Straddle	339,321	0.95%

	February 2025 EURUSD Straddle	(324,278)	-0.91%

	April 2024 EURUSD Straddle	301,751	0.85%

	April 2025 EURUSD Straddle	(248,115)	-0.70%

	May 2024 EURUSD Straddle	202,625	0.57%

	May 2025 EURUSD Straddle	(192,847)	-0.54%

	June 2024 EURUSD Straddle	142,241	0.40%

	June 2025 EURUSD Straddle	(140,069)	-0.39%

	September 2024 EURUSD Straddle	137,355	0.39%

	July 2024 EURUSD Straddle	131,799	0.37%

	October 2024 EURUSD Straddle	128,648	0.36%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

	Top Underlying Components	Notional	Percentage of Notional

	August 2025 EURUSD Straddle	$(110,463)	-0.31%

	August 2024 EURUSD Straddle	99,446	0.28%

	July 2025 EURUSD Straddle	(91,710)	-0.26%

	December 2024 EURUSD Straddle	(77,284)	-0.22%

	October 2025 EURUSD Straddle	(48,928)	-0.14%

	September 2025 EURUSD Straddle	(36,571)	-0.10%

	November 2024 EURUSD Straddle	35,681	0.10%

	November 2025 EURUSD Straddle	4,114	0.01%

	December 2025 EURUSD Straddle	3,555	0.01%

**SGIXPRUS Index: Systematic U.S. equity hedge that buys short-dated S&P 500 put spreads where the ratio is dynamic and optimized for cost efficiency

	Top Underlying Components	Notional	Percentage of Notional

Future	S&P 500 E-mini Futures March 24	$(4,192,102)	-15.01%

Option	March 24 Puts on SPX	(79,194)	-0.28%

	April 24 Puts on SPX	(69,927)	-0.25%

	February 24 Puts on SPX	(18,133)	-0.06%

	January 24 Puts on SPX	(3,075)	-0.01%

**SGIXUSGC Index: Seeks to monetize the tendency for the equity market to mean revert over short periods of time

	Top Underlying Components	Notional	Percentage of Notional
Index	S&P 500 INDEX	$(15,109,391)	-29.53%

**SGIXVR2U Index: Systematic strategy that takes advantage of the volatility curve to generate positive carry.

	Top Underlying Components	Notional	Percentage of Notional

Swap	1y Forward 2y20y Straddle	$4,843,834	26.92%

	1y Forward 3y20y Straddle	3,632,876	20.19%

	1y Forward 1y5y Straddle	2,767,905	15.38%

	1y Forward 7y20y Straddle	2,767,905	15.38%

	1y Forward 1y20y Straddle	2,248,923	12.50%

	1y Forward 5y20y Straddle	1,383,953	7.69%

	1y Forward 2y10y Straddle	172,994	0.96%

	1y Forward 2y5y Straddle	172,994	0.96%

**UBCSBSB2 Index: Equal weighted basket comprised of 4 interest rate swap steepener indices that are long the 10y and short the 30y across USD, EUR, GBP and CAD.

	Top Underlying Components	Notional	Percentage of Notional

Index	UBS Rolling Receiver Interest Rate Swap Index - GBP SONIA 10Y	$69,784,924	31.71%

	UBS Rolling Receiver Interest Rate Swap Index - USD SOFR 10Y	68,284,556	31.03%

	UBS Rolling Receiver Interest Rate Swap Index - CAD 10Y	68,048,106	30.92%

	UBS Rolling Receiver Interest Rate Swap Index - EUR 10Y	65,832,676	29.92%

	UBS Rolling Receiver Interest Rate Swap Index - GBP SONIA 30Y	(32,277,756)	-14.67%

	UBS Rolling Receiver Interest Rate Swap Index - USD SOFR 30Y	(31,253,085)	-14.20%

	UBS Rolling Receiver Interest Rate Swap Index - CAD 30Y	(30,016,043)	-13.64%

	UBS Rolling Receiver Interest Rate Swap Index - EUR 30Y	(27,279,214)	-12.40%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

The tables below set forth information about the Level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at December 31, 2023:

Investments in Securities	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Mortgage-Backed Securities	$—	$1,140,720	$—	$1,140,720
Corporate Obligations	—	252,307	—	252,307
Asset-Backed Securities	—	67,785	—	67,785
Convertible Bonds	—	8,329	—	8,329
Preferred Stock	—	398	—	398
Short-Term Investment	—	771,898	—	771,898
Centrally Cleared Purchased Options	344	—	—	344
OTC Purchased Options	—	1,540	—	1,540

Total Investments in Securities	$344	$2,242,977	$—	$2,243,321

Securities Sold Short, Not Yet Purchased	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Corporate Obligation	$—	$(16,094)	$—	$(16,094)

Total Securities Sold Short, Not Yet Purchased	$—	$(16,094)	$—	$(16,094)

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

Other Financial Instruments	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Centrally Cleared Written Options	$(124)	$—	$—	$(124)
OTC Written Options	—	(1,269)	—	(1,269)
Futures Contracts*
Unrealized Appreciation	5,225	—	—	5,225
Unrealized Depreciation	(14,450)	—	—	(14,450)
OTC Swaps
Credit Default Swaps*
Unrealized Appreciation	—	165	—	165
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Depreciation	—	(160)	—	(160)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	—	16,484	—	16,484
Unrealized Depreciation	—	(22,839)	—	(22,839)

Total Other Financial Instruments	$(9,349)	$(7,619)	$—	$(16,968)

* Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2023

At December 31, 2023, sector weightings of the Fund are as follows (Unaudited).

Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SECTOR WEIGHTINGS

Mortgage-Backed Security	50.9%

Short-Term Investments	34.4%

Financials	5.2%

Asset-Backed Security	3.0%

Consumer Staples	1.2%

Consumer Discretionary	1.3%

Industrials	1.1%

Real Estate	0.6%

Information Technology	0.6%

Communication Services	0.6%

Health Care	0.5%

Materials	0.4%

Energy	0.2%

100.0%

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Consolidated Financial Statements.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MANAGED

FUTURES FUND

DECEMBER 31, 2023

ASSET WEIGHTINGS (UNAUDITED)

	% of Net Assets*	Value (000)
Corporate Obligation	17.2%	$323
Short-Term Investments	61.9	1,165

Total Investments	79.1	1,488
Total Other Assets and Liabilities	20.9	393

Net Assets	100.0%	$1,881

*Percentages are based on Net Assets.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Percentages are based on Net Assets of $1,881 (000)) CORPORATE OBLIGATION — 17.2%

	Face Amount (000)	Fair Value (000)
UNITED KINGDOM — 17.2%
Barclays Bank MTN 0.000%, 12/27/24 (A) (B)	$330	$323

TOTAL CORPORATE OBLIGATIONS (Cost $322) (000)		323

SHORT-TERM INVESTMENTS — 61.9%
	Shares
BlackRock Cash Funds Treasury Fund - Institutional Shares
5.300%, (C)	1,161,205	1,161
State Street Institutional Liquid Reserves Fund - Premier Class
5.490%, (D)	3,708	4

TOTAL SHORT-TERM INVESTMENTS (Cost $1,165) (000)		1,165

TOTAL INVESTMENTS — 79.1% (Cost $1,487) (000)		$1,488

(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” On December 31, 2023, the value of these securities amounted $323 (000) and represented 17.2% of net assets.

(B)	Zero Coupon Security.
(C)	Rate shown is the 7-day effective yield as of December 31, 2023. The BlackRock Cash Funds Treasury Fund’s financial statements are available on the SEC’s website at https:// www. sec.gov.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MANAGED

FUTURES FUND

DECEMBER 31, 2023

(D)	Rate shown is the 7-day effective yield as of December 31, 2023. The State Street Institutional Liquid Reserves Fund’s financial statements are available on the SEC’s website at https://www.sec.gov.

Open OTC swap contracts held by the Fund at December 31, 2023 are as follows:

Total Return Swaps

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (000)^	Fair Value (000)	Upfront Payments/ Receipts (000)	Net Unrealized Appreciation (Depreciation) (000)
Bank of America	GSG US Equity	SOFR + 0.55%	TOTAL RETURN	N/A	05/20/24	USD	237	$(19)	$–	$(19)
BNP Paribas	**BNPXDITU INDEX	0.20%	TOTAL RETURN	N/A	06/03/24	USD	186	(2)	–	(2)
Deutsche Bank	**DBTIDUS5 INDEX	0.00%	TOTAL RETURN	N/A	06/03/24	USD	195	1	–	1
Deutsche Bank	**DBVSCVP8 INDEX	0.00%	TOTAL RETURN	N/A	09/09/24	USD	449	13	–	13
Goldman Sachs	**GSISMSS1 INDEX	0.00%	TOTAL RETURN	N/A	10/24/24	USD	98	1	–	1
Goldman Sachs	**GSXAT01C INDEX	0.15%	TOTAL RETURN	N/A	10/07/24	USD	1,182	(30)	–	(30)
JPMorgan Chase	**JPQFMOW1 INDEX	0.00%	TOTAL RETURN	N/A	05/24/24	USD	452	9	–	9
JPMorgan Chase	**JPUS1MMC INDEX	0.20%	TOTAL RETURN	N/A	04/10/24	USD	504	(7)	–	(7)
Macquarie Bank Limited	**MQIS311 INDEX	0.25%	TOTAL RETURN	N/A	06/03/24	USD	374	(2)	–	(2)
Macquarie Bank Limited	**MQIS331 INDEX	0.25%	TOTAL RETURN	N/A	05/10/24	USD	200	(2)	–	(2)
Nomura	**NMSY2RNU INDEX	0.15%	TOTAL RETURN	N/A	03/06/24	USD	310	7	–	7

							4,187	$(31)	$–	$(31)

^ Notional amounts for OTC swaps are listed in their local currency.

** The following tables represent the individual underlying components comprising the Total Return Swaps at December 31, 2023.

**BNPXDITU Index: Seeks to capture intraday momentum in US equity markets by leveraging market dynamics observed throughout the day.

	Top Underlying Components	Notional	Percentage of Notional
Index	BNP Paribas Dynamic Intraday Trend US Index	$186,355	100.00%

**DBTIDUS5 Index: Seeks to capture intraday momentum in US equity markets by reacting rapidly to market volatility.

	Top Underlying Components	Notional	Percentage of Notional
Index	Deutsche Bank US Equity Dynamic Intraday Trend Index	$196,095	100.00%

**DBVSCVP8 Index: Seeks to monetize short-term interest rate momentum by taking long or short positions in US and European rates markets.

	Top Underlying Components	Notional	Percentage of Notional
Index	6m Floating/10y Fixed EUR IRS Swap	$216,749	46.85%
	1yr Floating/10yr Fixed USD OIS Swap	165,614	35.80%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MANAGED

FUTURES FUND

DECEMBER 31, 2023

**GSISMSS1 Index: Strategy aims to capture intraday momentum of stocks based on Signal Returns measured between Previous Day Close and first half hour of trading.

	Top Underlying Components	Notional	Percentage of Notional
Index	Goldman Sachs Intraday Momentum Single Stock Series 1 Excess Return Strategy	$98,739	100.00%

**GSXAT01C Index: Future and forward based liquid and fully transparent strategy that is composed of Goldman Sachs’ proprietary strategies across three asset classes - FX Trend, Rates & Bonds Trend, and Equity Trend.

	Top Underlying Components	Notional	Percentage of Notional

Future	Euro-Schatz Futures March 24	$393,683	34.18%

	3 Month Euro Euribor June 25	224,141	19.46%

	3 Month Euro Euribor March 25	223,877	19.44%

	3 Month Euro Euribor December 24	223,340	19.39%

	3 Month Euro Euribor September 24	222,487	19.32%

	3 Month Euro Euribor June 24	221,215	19.21%

	Jpn 10Y Bond(OSE) March 24	180,953	15.71%

	ICE 3 Month SONIA Futures June 25	169,729	14.74%

	ICE 3 Month SONIA Futures March 25	169,422	14.71%

	ICE 3 Month SONIA Futures December 24	168,932	14.67%

	ICE 3 Month SONIA Futures Sep24	168,200	14.60%

	ICE 3 Month SONIA Futures June 24	167,180	14.52%

	Euro-BOBL Futures March 24	131,701	11.44%

	US 2Yr Note (CBT) March 24	117,401	10.19%

	Can 10YR Bond Futures March 24	87,231	7.57%

	3 Month SOFR Futures June 25	76,254	6.62%

	3 Month SOFR Futures March 25	76,085	6.61%

	3 Month SOFR Futures December 24	75,848	6.59%

	3 Month SOFR Futures September 24	75,587	6.56%

	US 5Yr Note (CBT) March 24	75,355	6.54%

	3 Month SOFR Futures June 24	75,275	6.54%

	SET50 Futures March 24	(70,710)	-6.14%

	Euro-Bund Futures March 24	70,344	6.11%

	Euro-OAT Futures March 24	67,959	5.90%

	Tokyo Price Index Futures March 24	63,512	5.51%

	S&P 500 E-mini Futures March 24	58,983	5.12%

	SPI 200 Futures January 24	57,062	4.95%

	Euro-BTP Futures March 24	56,382	4.90%

	US 10Yr Note (CBT) March 24	52,005	4.52%

	Nasdaq 100 E-Mini March 24	48,500	4.21%

	S&P/TSX 60 Index Futures March 24	44,114	3.83%

	Long Gilt Futures March 24	41,570	3.61%

	KOPSI 200 Index Futures March 24	40,944	3.55%

	Hscei Futures January 24	(40,636)	-3.53%

	Hang Seng Index Futures January 24	(40,482)	-3.51%

	FTSE/JSE Top 40 March 24	(38,735)	-3.36%

	Euro STOXX 50 March 24	38,041	3.30%

	FTSE 100 Index Futures March 24	37,091	3.22%

	CAC 40 10 Euro Futures January 24	36,945	3.21%

	IBEX 35 Index Futures January 24	36,923	3.21%

	Amsterdam Index Futures January 24	36,892	3.20%

	FSTE/MIB Index Futures March 24	35,773	3.11%

	E-Mini Russ 2000 March 24	35,392	3.07%

	DAX Index Futures March 24	34,695	3.01%

	US Long Bond(CBT) March 24	33,296	2.89%

	OMXS30 Index Futures January 24	33,256	2.89%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MANAGED

FUTURES FUND

DECEMBER 31, 2023

	Top Underlying Components	Notional	Percentage of Notional

	MSCI Emerging Markets March 24	$32,498	2.82%

	Aust 10Y Bond Futures March 24	23,130	2.01%

	Swiss Mkt Index Futures March 24	22,014	1.91%

FX Contract	USD/INR January 2024	(289,505)	-25.14%

	USD/CNH January 2024	(231,612)	-20.11%

	USD/JPY January 2024	(129,535)	-11.25%

	USD/SGD January 2024	105,183	9.13%

	USD/CHF January 2024	99,478	8.64%

	USD/CAD January 2024	75,878	6.59%

	USD/GBP January 2024	73,646	6.39%

	USD/IDR January 2024	(71,799)	-6.23%

	USD/NZD January 2024	67,174	5.83%

	USD/PLN January 2024	63,749	5.54%

	USD/EUR January 2024	62,895	5.46%

	USD/SEK January 2024	62,428	5.42%

	USD/BRL January 2024	59,040	5.13%

	USD/MXN January 2024	56,688	4.92%

	USD/HUF January 2024	52,475	4.56%

	USD/AUD January 2024	48,217	4.19%

	USD/CZK January 2024	38,837	3.37%

	USD/NOK January 2024	31,570	2.74%

	USD/INR January 2024	(28,948)	-2.51%

	USD/CLP January 2024	(26,586)	-2.31%

	USD/ILS January 2024	26,523	2.30%

	USD/CNH January 2024	(23,159)	-2.01%

	USD/ZAR January 2024	20,215	1.76%

Credit Default Swap	MARKIT CDX.NA.IG.41 12/28	(748,655)	-65.00%

	MARKIT ITRX EUROPE 12/28	(351,852)	-30.55%

	MARKIT CDX.NA.HY.41 12/28	(148,298)	-12.88%

	MARKIT ITRX EUR XOVER 12/28	(85,523)	-7.43%

Currency	US Dollar Spot	67,968	5.90%

	Japanese Yen Spot	63,512	5.51%

	British Pound Spot	37,091	3.22%

	Euro Spot	24,164	2.10%

	Swiss Franc Spot	22,014	1.91%

**JPQFMOW1 Index: Market neutral strategy that seeks to provide exposure to Momentum risk premium.
	Top Underlying Components	Notional	Percentage of Notional

Equity	Zensho Holdings Co Ltd	$2,474	0.54%

	Royal Caribbean Cruises Ltd	2,474	0.54%

	Aspen Technology Inc	(2,474)	-0.54%

	DocuSign Inc	(2,460)	-0.53%

	Toast Inc	(2,460)	-0.53%

	Illumina Inc	(2,460)	-0.53%

	Intel Corp	2,580	0.56%

	Budweiser Brewing Co APAC Ltd	(2,580)	-0.56%

	First Quantum Minerals Ltd	(2,490)	-0.54%

	Siemens Energy AG	(2,490)	-0.54%

	Meta Platforms Inc	2,464	0.53%

	Deutsche Boerse AG	(2,464)	-0.53%

	BILL Holdings Inc	(2,452)	-0.53%

	Open House Group Co Ltd	(2,452)	-0.53%

	Kawasaki Kisen Kaisha Ltd	2,935	0.64%

	Moderna Inc	(2,690)	-0.58%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MANAGED

FUTURES FUND

DECEMBER 31, 2023

	Top Underlying Components	Notional	Percentage of Notional

	Coinbase Global Inc	$2,626	0.57%

	Okta Inc	(2,594)	-0.56%

	NTT Data Group Corp	(2,589)	-0.56%

	Shiseido Co Ltd	(2,577)	-0.56%

	Pfizer Inc	(2,559)	-0.55%

	Rakuten Group Inc	(2,554)	-0.55%

	Enphase Energy Inc	(2,553)	-0.55%

	Lonza Group AG	(2,546)	-0.55%

	Exact Sciences Corp	2,531	0.55%

	First Solar Inc	(2,529)	-0.55%

	Teleperformance	(2,528)	-0.55%

	Toro Co	(2,527)	-0.55%

	James Hardie Industries	2,512	0.54%

	Cleveland-Cliffs Inc	2,510	0.54%

	Entain PLC	(2,508)	-0.54%

	Revvity Inc	(2,506)	-0.54%

	Sea Ltd	(2,498)	-0.54%

	M3 Inc	(2,491)	-0.54%

	NRG Energy Inc	2,487	0.54%

	Celsius Holdings Inc	2,484	0.54%

	Unity Software Inc	(2,481)	-0.54%

	Advanced Micro Devices Inc	2,477	0.54%

	Johnson Controls International PLC	(2,475)	-0.54%

	Align Technology Inc	2,473	0.54%

	REA Group Ltd	2,463	0.53%

	CVS Health Corp	(2,462)	-0.53%

	Match Group Inc	(2,455)	-0.53%

	Fidelity National Financial	2,453	0.53%

	Dell Technologies	2,450	0.53%

	Robinhood March kets Inc	2,444	0.53%

	Alstom	(2,441)	-0.53%

	General Electric Co	2,439	0.53%

	Insulet Corp	(2,437)	-0.53%

	HubSpot Inc	2,433	0.53%

**JPUS1MMC Index: Seeks to monetize the tendency for the equity market to mean revert over short periods of time.
	Top Underlying Components	Notional	Percentage of Notional

Index	S&P 500 Total Return Index	$(32,044)	-6.43%

**MQIS311 Index: An intra-day equity trading strategy that adjusts its exposure based on changes in the level of realized market volatility.
	Top Underlying Components	Notional	Percentage of Notional

Index	Macquarie QIS Index 311	$371,775	100.00%

**NMSY2RNU Index: Currency selection strategy using mean reversion signals.
	Top Underlying Components	Notional	Percentage of Notional

Currency	Norwegian Krone Spot	$(79,895)	-25.17%

	British Pound Spot	45,843	14.44%

	Euro Spot	41,599	13.11%

	Swiss Franc Spot	(31,385)	-9.89%

	Japanese Yen Spot	(25,045)	-7.89%

	New Zealand Dollar Spot	(13,567)	-4.27%

	Australian Dollar Spot	(9,764)	-3.08%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MANAGED

FUTURES FUND

DECEMBER 31, 2023

Top Underlying Components	Notional	Percentage of Notional

Swedish Krona Spot	$(7,301)	-2.30%

Canadian Dollar Spot	(2,250)	-0.71%

The tables below set forth information about the Level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at December 31, 2023:

Investments in Securities	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)

Corporate Obligation	$—	$323	$—	$323

Short-Term Investments	—	1,165	—	1,165

Total Investments in Securities	$—	$1,488	$—	$1,488

Other Financial Instruments	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
OTC Swaps Total Return Swaps*

Unrealized Appreciation	$—	$31	$—	$31

Unrealized Depreciation	—	(62)	—	(62)

Total Other Financial Instruments	$—	$(31)	$—	$(31)

* Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—” are either $0 or have been rounded to $0.

At December 31, 2023, sector weightings of the Fund are as follows (Unaudited).

Percentages based on total investments.

SECTOR WEIGHTINGS

Short-Term Investments	78.3%

Financials	21.7%

100.0%

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Consolidated Financial Statements.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON

REAL DEVELOPMENT FUND

DECEMBER 31, 2023

ASSET WEIGHTINGS (UNAUDITED)

	% of Net Assets*	Value (000)
Common Stock	69.6%	$38,467
Corporate Obligations	8.0	4,423
Exchange Traded Fund	2.0	1,109
Sovereign Bonds	1.7	931

Total Investments	81.3	44,930
Total Other Assets and Liabilities	18.7	10,320

Net Assets	100.0%	$55,250

*Percentages are based on Net Assets.

CONSOLIDATED SCHEDULE OF INVESTMENTS
(Percentages are based on Net Assets of $55,250 (000))
COMMON STOCK — 69.6%

	Shares	Fair Value (000)

BELGIUM — 1.0%
Anheuser-Busch InBev	8,342	$538

BRAZIL — 2.6%
Banco do Brasil	12,600	144
CCR	154,600	451
MercadoLibre*	375	589
Vale	17,600	280

		1,464

CANADA — 2.2%
Barrick Gold	67,347	1,218

CHINA — 1.3%
Alibaba Group Holding ADR	3,673	285
PDD Holdings ADR*	759	111
Tencent Holdings	8,600	323

		719

FRANCE — 1.7%
Dassault Aviation	3,468	686
TotalEnergies ADR	3,884	262

		948

ITALY — 2.4%
Ferrari	1,094	370
Leonardo	41,432	683

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON

REAL DEVELOPMENT FUND

DECEMBER 31, 2023

COMMON STOCK — continued

	Shares	Fair Value (000)

ITALY — (continued)
UniCredit	10,306	$280

		1,333

JAPAN — 9.0%
Acom	21,400	53
Aeon	2,600	58
ANA Holdings	6,200	135
Astellas Pharma	3,800	45
Central Japan Railway	23,100	587
Daiwa Securities Group	8,800	59
East Japan Railway	600	35
Electric Power Development	3,000	49
Isetan Mitsukoshi Holdings	4,600	50
Japan Airlines	9,400	185
Japan Post Bank	5,500	56
Japan Tobacco	10,588	274
Kamigumi	2,500	60
KDDI	1,400	45
Kewpie	3,000	53
Kirin Holdings	3,800	56
Mitsubishi HC Capital	7,800	52
Mitsubishi Logistics	2,100	63
Mizuho Financial Group	2,700	46
Nichirei	2,500	62
Nintendo	12,400	647
Nippon Steel	2,200	50
Nippon Telegraph & Telephone	43,800	54
Nisshin Seifun Group	4,200	56
Niterra	2,200	52
Otsuka	1,300	54
Otsuka Holdings	1,400	52
Renesas Electronics*	3,500	63
Ryohin Keikaku	4,300	72
Santen Pharmaceutical	5,500	55
SCSK	3,000	59
Sekisui Chemical	3,800	55
Shimamura	500	56
Shin-Etsu Chemical	12,300	516
SoftBank	4,300	54
SoftBank Group	1,000	45

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON

REAL DEVELOPMENT FUND

DECEMBER 31, 2023

COMMON STOCK — continued

	Shares	Fair Value (000)

JAPAN — (continued)
Sumitomo Mitsui Financial Group	11,100	$542
Sundrug	1,700	55
Suzuken	1,400	46
Taisho Pharmaceutical Holdings	1,300	80
Takeda Pharmaceutical	1,700	49
Tokyo Gas	2,100	48
Tsumura	2,700	51
West Japan Railway	1,300	54
Zenkoku Hosho	1,700	64

		4,952

LUXEMBOURG — 1.7%
Tenaris	52,998	921

MEXICO — 2.0%
America Movil ADR	28,636	530
Southern Copper	6,786	584

		1,114

NETHERLANDS — 1.7%
Koninklijke KPN	93,681	323
Shell	19,309	635

		958

NORWAY — 1.1%
Equinor	19,565	620

PUERTO RICO — 0.1%
EVERTEC	929	38

SPAIN — 0.5%
Acerinox	12,106	142
Banco Bilbao Vizcaya Argentaria	14,826	135

		277

SWEDEN — 0.5%
Evolution	2,423	289

TAIWAN — 1.6%
MediaTek	19,000	628

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON

REAL DEVELOPMENT FUND

DECEMBER 31, 2023

COMMON STOCK — continued

	Shares	Fair Value (000)

TAIWAN — (continued)
Taiwan Semiconductor Manufacturing ADR	2,452	$255

		883

UNITED KINGDOM — 4.0%
BAE Systems	48,315	684
Centrica	366,013	656
Entain	17,334	220
RELX	6,944	275
Wise, Cl A*	18,831	210
Yellow Cake*	18,292	144

		2,189

UNITED STATES — 36.2%
Adobe*	1,964	1,172
Advanced Drainage Systems	282	40
AGNC Investment	27,986	274
Alliance Resource Partners	22,686	480
Allison Transmission Holdings	643	38
Alphabet, Cl C*	4,673	659
American Express	2,990	560
Antero Midstream	2,611	33
Apple	276	53
Broadcom	788	880
California Resources	670	37
Carlisle	122	38
Centrus Energy, Cl A*	4,884	266
CF Industries Holdings	458	36
Cheniere Energy	3,384	578
Chesapeake Energy	431	33
CONSOL Energy	308	31
Corcept Therapeutics*	1,354	44
Coterra Energy	1,320	34
Crowdstrike Holdings, Cl A*	1,612	412
Elevance Health	587	277
Energy Transfer	28,797	397
Enterprise Products Partners	12,048	317
EOG Resources	2,259	273
EQT	865	33
Euronet Worldwide*	6,370	646
Everi Holdings*	3,239	37

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON

REAL DEVELOPMENT FUND

DECEMBER 31, 2023

COMMON STOCK — continued

	Shares	Fair Value (000)

UNITED STATES — (continued)
Extreme Networks*	2,128	$37
FleetCor Technologies*	141	40
Freeport-McMoRan	16,618	707
H&R Block	755	36
Helmerich & Payne	952	34
Hess Midstream, Cl A	9,637	305
Interactive Brokers Group, Cl A	442	37
Ironwood Pharmaceuticals, Cl A*	3,442	39
Lam Research	375	294
Magnolia Oil & Gas, Cl A	1,579	34
Manhattan Associates*	3,877	835
Marathon Oil	1,352	33
Marathon Petroleum	3,738	555
Meta Platforms, Cl A*	1,868	661
MPLX	12,582	462
MSC Industrial Direct, Cl A	354	36
Murphy Oil	795	34
NetApp	383	34
Newmont	29,512	1,222
Nexstar Media Group, Cl A	236	37
Nucor	3,066	534
NVIDIA	1,782	882
Occidental Petroleum	4,590	274
Penn Entertainment*	22,667	590
Philip Morris International	6,720	632
Premier, Cl A	1,684	38
Regeneron Pharmaceuticals*	615	540
Roper Technologies	252	137
ServiceNow*	1,312	927
Simpson Manufacturing	204	40
Skyworks Solutions	356	40
Sterling Infrastructure*	538	47
Synopsys*	1,008	519
Toll Brothers	851	87
Vertex Pharmaceuticals*	1,811	737
Visa, Cl A	2,111	550

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON

REAL DEVELOPMENT FUND

DECEMBER 31, 2023

COMMON STOCK — continued

	Shares		Fair Value (000)

UNITED STATES — (continued) Vistra		7,330	$282

			20,006

TOTAL COMMON STOCK (Cost $35,648) (000)			38,467

CORPORATE OBLIGATIONS — 8.0%

	Face Amount (000)

FINLAND — 0.4%
Nordea Bank
4.750%, 09/22/25 (A)		$200	199

GERMANY — 0.4%
Volkswagen International Finance MTN
4.250%, 02/15/28	EUR	200	228

MEXICO — 0.3%
Petroleos Mexicanos
Callable 11/16/2031 @ $100
6.700%, 02/16/32		$200	166

NORWAY — 0.4%
Equinor MTN
6.875%, 03/11/31	GBP	140	208

SAUDI ARABIA — 0.4%
Saudi Arabian Oil MTN
3.500%, 04/16/29 (A)		$200	189

SOUTH KOREA — 0.3%
SK Hynix
1.500%, 01/19/26 (A)		200	184

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON

REAL DEVELOPMENT FUND

DECEMBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount (000)		Fair Value (000)

TAIWAN — 0.3%
TSMC Arizona
Callable 9/25/2026 @ $100
1.750%, 10/25/26		$200	$185

UNITED ARAB EMIRATES — 0.3%
Galaxy Pipeline Assets Bidco
2.940%, 09/30/40 (A)		187	154

UNITED KINGDOM — 0.3%
HSBC Holdings
Callable 5/22/2029 @ $100
3.973%, TSFR3M + 1.872%, 05/22/30 (B)		200	187

UNITED STATES — 4.9%
Broadcom
Callable 8/15/2032 @ $100
4.300%, 11/15/32		420	403
Cadence Design Systems
Callable 7/15/2024 @ $100
4.375%, 10/15/24		250	248
Citizens Bank
Callable 10/24/2024 @ $100
6.064%, SOFR30A + 1.450%, 10/24/25 (B)		270	263
Jabil
Callable 4/15/2027 @ $100
4.250%, 05/15/27		70	68
Marathon Oil
6.800%, 03/15/32		200	217
Micron Technology
Callable 1/15/2032 @ $100
2.703%, 04/15/32		260	218
Nexstar Media
Callable 1/16/2024 @ $103
5.625%, 07/15/27 (A)		70	68
Philip Morris International
3.125%, 06/03/33	EUR	230	246
Plains All American Pipeline
6.650%, 01/15/37		$200	214

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON

REAL DEVELOPMENT FUND

DECEMBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount (000)	Fair Value (000)

UNITED STATES — (continued)
Regeneron Pharmaceuticals
Callable 6/15/2030 @ $100
1.750%, 09/15/30	$250	$206
Schlumberger Finance Canada
Callable 8/17/2025 @ $100
1.400%, 09/17/25	270	256
Take-Two Interactive Software
3.300%, 03/28/24	250	248
VMware
Callable 5/21/2027 @ $100
3.900%, 08/21/27	70	68

		2,723

TOTAL CORPORATE OBLIGATIONS
(Cost $4,260) (000)		4,423

EXCHANGE TRADED FUND — 2.0%

	Shares

UNITED STATES — 2.0%
iShares MBS ETF	11,791	1,109

TOTAL EXCHANGE TRADED FUND
(Cost $1,088) (000)		1,109

SOVEREIGN BONDS — 1.7%

	Face Amount (000)

HUNGARY — 0.3%
Hungary Government International Bond
2.125%, 09/22/31(A)	$200	161

POLAND — 0.3%
Republic of Poland Government International Bond
3.250%, 04/06/26	200	194

SAUDI ARABIA — 0.3%
Saudi Government International Bond MTN
4.500%, 10/26/46(A)	200	177

BRAZIL — 0.4%
Brazilian Government International Bond
4.250%, 01/07/25	200	197

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON

REAL DEVELOPMENT FUND

DECEMBER 31, 2023

SOVEREIGN BONDS — continued

	Face Amount (000)	Fair Value (000)

QATAR — 0.4%
Qatar Government International Bond
5.103%, 04/23/48(A)	$200	$202

TOTAL SOVEREIGN BONDS
(Cost $918) (000)		931

TOTAL INVESTMENTS — 81.3%
(Cost $41,914) (000)		$44,930

*	Non-income producing security.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” On December 31, 2023, the value of these securities amounted $1,334 (000) and represented 2.4% of net assets.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

Open futures contracts held by the Fund at December 31, 2023 are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation/ (Depreciation)(000)
Long Contracts
CME Bitcoin	3	Jan-2024	$668	$637	$(31)
Gold	26	Feb-2024	5,298	5,387	89
IFSC Nifty50 Index	12	Jan-2024	519	524	5
Natural Gas	14	Mar-2024	315	326	11
Silver	13	Mar-2024	1,633	1,566	(67)
WTI Crude Oil	6	Feb-2024	434	430	(5)

			$8,867	$8,870	$2

 Open OTC swap contracts held by the Fund at December 31, 2023 are as follows:

Total Return Swaps

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (000)^	Fair Value (000)	Upfront Payments/ Receipts (000)	Net Unrealized Appreciation (Depreciation) (000)
Deutsche Bank	**DBCMDBCN INDEX	0.00%	TOTAL RETURN	Quarterly	06/03/24	USD	1,472	$(24)	$–	$(24)

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON

REAL DEVELOPMENT FUND

DECEMBER 31, 2023

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (000)^	Fair Value (000)	Upfront Payments/ Receipts (000)	Net Unrealized Appreciation (Depreciation) (000)
Goldman Sachs	**GSCHLAT2 INDEX	SOFR +0.65%	TOTAL RETURN	N/A	11/04/26	USD	212	$49	$–	$49

							1,684	$25	$–	$25

^	Notional amounts for OTC swaps are listed in their local currency.

**	The following tables represent the individual underlying components comprising the Total Return Swaps at December 31, 2023.

**DBCMDBCN Index: Tracks a rules based strategy relating to movements in the commodity market

	Top Underlying Components	Notional	Percentage of Notional
Commodity	Deutsche Bank DBLCI OYE Front Month Gold ER	$266,489	18.41%
	Deutsche Bank DBLCI OYE Front Month Comex Copper ER Index	149,104	10.30%
	Deutsche Bank DBLCI OYE Front Month Coffee ER	95,462	6.59%
	Deutsche Bank DBLCI OYE Front Month Aluminium ER	79,107	5.47%
	Deutsche Bank DBLCI OYE Front Month Silver ER	78,302	5.41%
	Deutsche Bank DBLCI OYE Front Month WTI Crude Oil ER	67,148	4.64%
	Deutsche Bank DBLCI OYE Front Month Soybean Meal ER	59,907	4.14%
	Deutsche Bank DBLCI OYE Front Month Brent Crude Oil ER	59,087	4.08%
	Deutsche Bank DBLCI OYE Front Month Zinc ER	58,957	4.07%
	Deutsche Bank DBLCI OYE Front Month Corn ER	48,594	3.36%
	Deutsche Bank DBLCI OYE Front Month Heating Oil ER	39,060	2.70%
	Deutsche Bank DBLCI OYE Front Month Kansas Wheat ER	29,061	2.01%
	Deutsche Bank DBLCI OYE Front Month Soyabean Oil ER	27,257	1.88%
	Bloomberg Lean Hogs Subindex	25,674	1.77%
	Deutsche Bank DBLCI OYE Front Month Wheat ER	22,361	1.54%
	Deutsche Bank DBLCI OYE Front Month Cotton ER	17,089	1.18%
	Deutsche Bank DBLCI OYE Front Month Soybean ER	16,873	1.17%
	Deutsche Bank DBLCI OYE Front Month Nickel ER	16,590	1.15%
	Deutsche Bank DBLCI OYE Front Month Natural Gas ER	15,314	1.06%
	Deutsche Bank DBLCI OYE Front Month Gasoline ER	11,875	0.82%
	Bloomberg Live Cattle Subindex	9,187	0.63%
	Deutsche Bank DBLCI OYE Front Month Lead ER	6,944	0.48%
	Deutsche Bank DBLCI OYE Front Month Sugar ER	5,925	0.41%
	Deutsche Bank DBLCI OYE Front Month Gas Oil ER	5,643	0.39%

**GSCHLAT2 INDEX: Long basket of attractive Latin America stocks

	Top Underlying Components	Notional	Percentage of Notional
Equity	Cia Siderurgica Nacional S.A.	$7,648	2.91%
	Operadora de Sites Mexicanos	7,290	2.77%
	CSN Mineracao S.A.	6,915	2.63%
	LATAM Airlines Group S.A.	6,121	2.33%
	Cielo S.A.	6,095	2.32%
	Orbia Advance Corp S.A.B de CV	6,033	2.29%
	Ultrapar Participacoes S.A.	5,930	2.26%
	Grupo Mexico SAB de CV	5,902	2.25%
	GGC SAB de Cv	5,836	2.22%
	Promotora y Operadora de Infraestructura	5,802	2.21%
	Itau Unibanco Holding SA	5,794	2.20%
	Itausa S.A.	5,765	2.19%
	Cemex SAB de CV	5,749	2.19%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON

REAL DEVELOPMENT FUND

DECEMBER 31, 2023

Top Underlying Components	Notional	Percentage of Notional
Companhia de Transmissao de Energia Eletrica Paulista	$5,721	2.18%
Alfa S.A.B de CV	5,714	2.17%
JBS S/A	5,689	2.16%
Banco Bradesco S.A.	5,687	2.16%
Sendas Distribuidora S.A.	5,658	2.15%
Companhia Paranaense de Energia	5,649	2.15%
Cosan S.A.	5,623	2.14%
Neoenergia S.A.	5,572	2.12%
Coca-Cola Femsa S.A.B de CV	5,511	2.10%
Caixa Seguridade Participacoes S.A.	5,454	2.07%
Kimberly-Clark de Mexico SAB de CV	5,421	2.06%
Falabella S.A.	5,416	2.06%
CCR S.A.	5,415	2.06%
TIM S.A.	5,407	2.06%
Hypera S.A.	5,399	2.05%
Engie Brasil Energia S.A.	5,276	2.01%
CPFL Energia S.A.	5,268	2.00%
Vibra Energia S.A.	5,261	2.00%
Banco do Brasil S.A.	5,241	1.99%
Porto Seguro S.A.	5,215	1.98%
Cencosud S.A.	5,121	1.95%
OdontoPrev S.A.	5,092	1.94%
Banco de Chile	5,050	1.92%
BB Seguridade Participacoes S.A.	5,004	1.90%
Gerdau S.A.	4,993	1.90%
Suzano S.A.	4,935	1.88%
Petroleo Brasileiro S.A.	4,904	1.87%
Ambev S.A.	4,884	1.86%
Colbun S.A.	4,827	1.84%
Metalurgica Gerdau S.A.	4,809	1.83%
Gruma SAB de CV	4,649	1.77%
Grupo Comercial Chedraui S.A.	4,583	1.74%
Ecopetrol S.A.	4,549	1.73%
Auren Energia S.A.	4,537	1.73%
Cia Energetica de Minas Gerais	4,473	1.70%

The tables below set forth information about the Level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at December 31, 2023:

Investments in Securities	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stock	$38,467	$—	$—	$38,467
Corporate Obligations	—	4,423	—	4,423
Exchange Traded Fund	1,109	—	—	1,109
Sovereign Bonds	—	931	—	931

Total Investments in Securities	$39,576	$5,354	$—	$44,930

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON

REAL DEVELOPMENT FUND

DECEMBER 31, 2023

Other Financial Instruments	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Futures Contracts*
Unrealized Appreciation	$105	$—	$—	$105
Unrealized Depreciation	(103)	—	—	(103)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	—	49	—	49
Unrealized Depreciation	—	(24)	—	(24)

Total Other Financial Instruments	$2	$25	$—	$27

* Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON

REAL DEVELOPMENT FUND

DECEMBER 31, 2023

At December 31, 2023, sector weightings of the Fund are as follows (Unaudited).

Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SECTOR WEIGHTINGS

Information Technology	19.3%

Energy	18.0%

Materials	11.8%

Financials	9.9%

Industrials	9.5%

Communication Services	8.2%
Consumer Discretionary	6.9%

Health Care	5.0%

Consumer Staples	4.5%

Exchange Traded Fund	2.5%
Utilities	2.3%

Sovereign Bonds	2.1%

100.0%

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Consolidated Financial Statements.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

GLOSSARY

Currency Abbreviations	Portfolio Abbreviations

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

CLP — Chilean Peso

CNH — Chinese Yuan Offshore

CZK — Czech Koruna

EUR — Euro

GBP — British Pound Sterling

HUF — Hungarian Forint

IDR — Indonesian Rupiah

ILS — Israeli New Sheckels

INR — Indian Rupee

JPY — Japanese Yen

KRW — Korean Won

MXN— Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLN — Polish Zloty

SEK — Swedish Krona

SGD — Singapore Dollar

USD — U.S. Dollar

ZAR — South African Rand

1y1y — 1y1y forward rate (the interest rate starting in one year and lasting one year

ADR — American Depositary Receipt

Cl — Class

CLO — Collateralized Loan Obligation

ETF — Exchange-Traded Fund

EURIBOR — Euro London Interbank Offered Rate

FED FUNDS — Federal Funds Effective Rate

H15T5Y — 5 Year US Treasury Yield Curve Constant Maturity Rate

H15T7Y — 7 Year US Treasury Yield Curve Constant Maturity Rate

IO — Interest Only

IRS — Interest Rate Swap

MTN — Medium Term Note

OIS — Overnight Indexed Swap

OTC — Over the Counter

PIK — Payment-in-Kind

PPP — Purchasing Power Parity

PRIME — Prime Interest Rate

Ser — Series

SOFR — Secured Overnight Financing Rate

SOFR30A — Secured Overnight Financing Rate 30-Day Average

SONIA — Sterling Overnight Index Average

SPDR — Standard & Poor’s Depository Receipt

TBA — To Be Announced

TSFR1M — 1 Month CME Term Secured Overnight Financing Rate

TSFR3M — 3 Month CME Term Secured Overnight Financing Rate

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

	FS Multi-Strategy Alternatives Fund	FS Managed Futures Fund

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)
Assets:

Investments, at Fair Value (Cost $2,215,514 and $1,487)	$2,243,321	$1,488

Foreign Currency, at Fair Value (Cost $571 and $–)	592	–

OTC Swap Contracts, at Fair Value (Premiums Paid $160 and $–)	16,502	31

Receivable for Investments Sold - TBA	70,580	–

Cash	68,143	474

Cash Pledged as Collateral for Swap Contracts	52,356	310

Cash Pledged as Collateral for Futures Contracts	19,407	–

Receivable for Capital Shares Sold	15,278	–

Dividend and Interest Receivable	11,097	6

Swap Receivable from Broker	6,828	–

Variation Margin Receivable for Futures Contracts	5,112	–

Receivable for Investments Sold	9	–

Variation Margin Receivable for Centrally Cleared Swap Contracts	5	–

Reclaim Receivable	2	–

Reimbursement from Adviser	–	7

Prepaid Expenses	102	–

Total Assets	2,509,334	2,316

Liabilities:

Payable for Investment Securities Purchased - TBA	$898,814	$–

Payable for Investment Securities Purchased	69,968	322

OTC Swap Contracts, at Fair Value (Premiums Received $397 and $–)	22,929	62

Securities Sold Short, at value (Proceeds $15,450 and $–)	16,094	–

Variation Margin Payable for Futures Contracts	14,336	–

Payable for Capital Shares Redeemed	2,415	–

Written Options, at Fair Value (Premiums Received $1,712 and $–)	1,393	–

Payable Due to Adviser	1,323	–

Payable for Audit Fees	99	37

Payable Due to Administrator	89	–

Variation Margin Payable for Centrally Cleared Swap Contracts	16	–

Chief Compliance Officer Fees Payable	6	–

Distribution Fees Payable (Class A)	9	–

Other Accrued Expenses and Other Payables	252	14

Total Liabilities	1,027,743	435

Commitments and Contingencies†

Net Assets	$1,481,591	$1,881

† See Note 8 in the Notes to Consolidated Financial Statements.

  Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

	FS Multi-Strategy Alternatives Fund		FS Managed Futures Fund

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands) (1)
Net Assets Consist of:

Paid-in Capital	$1,486,989		$1,940

Total Accumulated Loss	(5,398)		(59)

Net Assets	$1,481,591		$1,881

Class A Shares:

Net Assets	$49,176		$24
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	4,528,863		2,500

Net Asset Value, Offering and Redemption Price Per Share	$10.86	‡	$9.38‡

Maximum Offering Price Per Share ($10.86/94.25%,$9.38/94.25%)	11.52		9.95

Class I Shares:

Net Assets	$1,432,415		$1,857
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	131,266,456		197,500

Net Asset Value, Offering and Redemption Price Per Share	$10.91	‡	$9.40‡

(1)	Amounts shown In Thousands with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value, Offering and Redemption Price Per Share.

‡	Net Assets divided by Shares do not calculate to the stated NAV due to Net Assets and Shares being rounded.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

FS Chiron Real Development Fund

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)
Assets:
Investments, at Fair Value (Cost $41,914)	$44,930
OTC Swap Contracts, at Fair Value (Premiums Paid $–)	49
Cash	8,817
Cash Pledged as Collateral for Futures Contracts	1,507
Receivable for Investments Sold	482
Dividend and Interest Receivable	152
Receivable for Capital Shares Sold	38
Reclaim Receivable	17
Prepaid Expenses	9

Total Assets	56,001

Liabilities:
Payable for Investment Securities Purchased	$559
Variation Margin Payable for Futures Contracts	69
Payable for Audit Fees	35
Payable Due to Adviser	27
OTC Swap Contracts, at Fair Value (Premiums Received $–)	24
Payable for Capital Shares Redeemed	10
Payable Due to Administrator	4
Other Accrued Expenses and Other Payables	23

Total Liabilities	751

Commitments and Contingencies†
Net Assets	$55,250

† See Note 8 in the Notes to Consolidated Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

FS Chiron Real Development Fund

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands) (1)
Net Assets Consist of:

Paid-in Capital	$55,054

Total Distributable Earnings	196

Net Assets	$55,250

Class A Shares:

Net Assets	$50

Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	4,450

Net Asset Value, Offering and Redemption Price Per Share	$11.26‡

Maximum Offering Price Per Share ($11.26/94.25%)	11.95

Class I Shares:

Net Assets	$55,200

Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	4,901,994

Net Asset Value, Offering and Redemption Price Per Share	$11.26‡

(1)	Amounts shown In Thousands with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value, Offering and Redemption Price Per Share.
‡	Net Assets divided by Shares do not calculate to the stated NAV due to Net Assets and Shares being rounded.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

FOR THE YEAR ENDED

DECEMBER 31, 2023

	FS Multi-Strategy Alternatives Fund	FS Managed Futures Fund

CONSOLIDATED STATEMENTS OF OPERATIONS ($ Thousands)
Investment Income:
Dividends	$199	$—
Interest	53,570	73
Less: Foreign Taxes Withheld	(984)	—

Total Investment Income	52,785	73

Expenses:
Investment Advisory Fees	12,657	21
Administration Fees	802	1
Distribution Fees (Class A)	87	—
Trustees’ Fees	45	—
Chief Compliance Officer Fees	20	1
Dividend and Interest Expense on Securities Sold Short	1,880	—
Legal Fees	516	—
Transfer Agent Fees	429	32
Printing Fees	283	—
Registration and Filing Fees	148	—
Audit Fees	103	35
Pricing Fees	102	—
Custodian Fees	94	3
Other Expenses	71	—
Recovery of Investment Advisory Fees Previously Waived	272	—

Total Expenses	17,509	93

Less:
Investment Advisory Fee Waiver	(354)	(22)
Reimbursement from Adviser	—	(67)

Net Expenses	17,155	4

Net Investment Income	35,630	69

Net Realized Gain (Loss) on:
Investments	(12,567)	(8)
Purchased Options	(143)	—
Written Options	(1,177)	—
Securities Sold Short	(977)	—
Futures Contracts	10,502	—
Swap Contracts	10,088	(24)
Foreign Currency Transactions	(562)	—
Forward Currency Exchange Contracts	(794)	—

Net Realized Gain (Loss)	4,370	(32)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	39,928	1
Purchased Options	(987)	—
Written Options	319	—
Securities Sold Short	(1,949)	—
Futures Contracts	(10,127)	—
Swap Contracts	(15,113)	(76)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

FOR THE YEAR ENDED

DECEMBER 31, 2023

	FS Multi-Strategy Alternatives Fund	FS Managed Futures Fund

CONSOLIDATED STATEMENTS OF OPERATIONS ($ Thousands)
Foreign Currency Translation	2,138	—
Forward Currency Exchange Contracts	209	—

Net Change in Unrealized Appreciation (Depreciation)	14,418	(75)

Net Realized and Unrealized Gain (Loss) on Investments	18,788	(107)

Net Increase (Decrease) in Net Assets Resulting from Operations	$54,418	$(38)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

FOR THE YEAR ENDED

DECEMBER 31, 2023

FS Chiron Real Development Fund

CONSOLIDATED STATEMENTS OF OPERATIONS ($ Thousands)
Investment Income:
Dividends	$656
Interest	1,169
Less: Foreign Taxes Withheld	(40)

Total Investment Income	1,785

Expenses:
Investment Advisory Fees	441
Administration Fees	42
Trustees’ Fees	2
Audit Fees	36
Registration and Filing Fees	35
Transfer Agent Fees	32
Printing Fees	18
Custodian Fees	11
Pricing Fees	9
Legal Fees	6
Other Expenses	17

Total Expenses	649

Less:
Investment Advisory Fee Waiver	(91)

Net Expenses	558

Net Investment Income	1,227

Net Realized Gain (Loss) on:
Investments	(1,152)
Futures Contracts	281
Swap Contracts	(400)
Foreign Currency Transactions	(17)
Forward Currency Exchange Contracts	(4)

Net Realized Loss	(1,292)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	2,912
Futures Contracts	(11)
Swap Contracts	(17)
Foreign Currency Translation	30

Net Change in Unrealized Appreciation	2,914

Net Realized and Unrealized Gain on Investments	1,622

Net Increase in Net Assets Resulting from Operations	$2,849

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

	Year Ended December 31, 2023	Year Ended December 31, 2022

Operations:
Net Investment Income	$35,630	$7,173
Net Realized Gain	4,370	17,142
Net Change in Unrealized Appreciation (Depreciation)	14,418	(10,030)

Net Increase in Net Assets Resulting from Operations	54,418	14,285

Distributions:
Class A Shares	(1,444)	(1,091)
Class I Shares	(46,899)	(25,511)

Total Distributions	(48,343)	(26,602)

Capital Share Transactions:
Class A Shares
Issued	35,558	31,643
Reinvestment of Dividends	1,405	1,059
Redeemed	(17,160)	(10,870)

Net Increase in Net Assets from Class A Share Transactions	19,803	21,832

Class I Shares
Issued	1,116,133	642,675
Reinvestment of Dividends	43,541	23,493
Redeemed	(419,895)	(122,831)

Net Increase in Net Assets from Class I Share Transactions	739,779	543,337

Net Increase in Net Assets from Capital Share Transactions	759,582	565,169

Total Increase in Net Assets	765,657	552,852

Net Assets:
Beginning of Year	715,934	163,082

End of Year	$1,481,591	$715,934

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022

Share Transactions:
Class A Shares
Issued	3,250,898	2,897,515
Reinvestment of Distributions	129,381	99,115
Redeemed	(1,573,638)	(1,005,424)

Net Increase in Shares Outstanding from Class A Share Transactions	1,806,641	1,991,206

Share Transactions:
Class I Shares
Issued	101,424,112	58,773,879
Reinvestment of Distributions	3,987,284	2,191,463
Redeemed	(38,196,901)	(11,247,239)

Net Increase in Shares Outstanding from Class I Share Transactions	67,214,495	49,718,103

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MANAGED

FUTURES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

	Year Ended December 31, 2023	Year Ended December 31, 2022

Operations:
Net Investment Income	$69	$28
Net Realized Gain (Loss)	(32)	330
Net Change in Unrealized Depreciation	(75)	(37)

Net Increase (Decrease) in Net Assets Resulting from Operations	(38)	321

Distributions:
Class A Shares	–	(6)
Class I Shares	–	(452)

Total Distributions	–	(458)

Capital Share Transactions:
Class A Shares
Issued	–	–
Reinvestment of Dividends	–	–
Redeemed	–	–

Net Increase in Net Assets from Class A Share Transactions	–	–

Class I Shares
Issued	–	–
Reinvestment of Dividends	–	–
Redeemed	–	(14)

Net Decrease in Net Assets from Class I Share Transactions	–	(14)

Net Decrease in Net Assets from Capital Share Transactions	–	(14)

Total Decrease in Net Assets	(38)	(151)

Net Assets:
Beginning of Year	1,919	2,070

End of Year	$1,881	$1,919

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MANAGED

FUTURES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022

Share Transactions:
Class A Shares
Issued	–	–
Reinvestment of Distributions	–	–
Redeemed	–	–

Net Increase in Shares Outstanding from Class A Share Transactions	–	–

Share Transactions:
Class I Shares
Issued	–	–
Reinvestment of Distributions	–	–
Redeemed	–	(1,239)

Net Decrease in Shares Outstanding from Class I Share Transactions	–	(1,239)

Amounts designated as “—” are 0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON

REAL DEVELOPMENT FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

	Year Ended December 31, 2023	Year Ended December 31, 2022

Operations:
Net Investment Income	$1,227	$410
Net Realized Loss	(1,292)	(2,720)
Net Change in Unrealized Appreciation (Depreciation)	2,914	(720)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,849	(3,030)

Distributions:
Class A Shares	(1)	–
Class I Shares	(801)	(249)

Total Distributions	(802)	(249)

Capital Share Transactions:
Class A Shares
Issued	16	5
Reinvestment of Dividends	–	–
Redeemed	–	–

Net Increase in Net Assets from Class A Share Transactions	16	5

Class I Shares
Issued	23,065	14,017
Reinvestment of Dividends	260	86
Redeemed	(6,418)	(383)

Net Increase in Net Assets from Class I Share Transactions	16,907	13,720

Net Increase in Net Assets from Capital Share Transactions	16,923	13,725

Total Increase in Net Assets	18,970	10,446

Net Assets:
Beginning of Year	36,280	25,834

End of Year	$55,250	$36,280

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON

REAL DEVELOPMENT FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022

Share Transactions:
Class A Shares
Issued	1,493	439
Reinvestment of Distributions	23	2
Redeemed	(7)	–

Net Increase in Shares Outstanding from Class A Share Transactions	1,509	441

Share Transactions:
Class I Shares
Issued	2,120,716	1,256,980
Reinvestment of Distributions	22,996	7,802
Redeemed	(588,848)	(34,458)

Net Increase in Shares Outstanding from Class I Share Transactions	1,554,864	1,230,324

Amounts designated as “—” are 0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

				Class A Shares

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019

Net Asset Value, Beginning of Year	$10.68	$10.78	$9.77	$10.22	$9.68

Income from Investment Operations:
Net Investment Income (Loss)**	0.38	0.19	(0.07)	0.02	0.15
Net Realized and Unrealized Gain (Loss)	0.17	0.13	1.40	(0.43)	0.59

Total from Investment Operations	0.55	0.32	1.33	(0.41)	0.74

Dividends and Distributions:
Net Investment Income	(0.37)	(0.30)	(0.32)	(0.04)	(0.20)
Capital Gains	–	(0.12)	–	–	–

Total Dividends and Distributions	(0.37)	(0.42)	(0.32)	(0.04)	(0.20)

Net Asset Value, End of Year	$10.86	$10.68	$10.78	$9.77	$10.22

Total Return‡	5.16%	3.01%	13.62%	(3.99)%	7.68%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$49,176	$29,069	$7,891	$7,036	$10,973
Ratio of Expenses to Average Net Assets	1.94%(1)	2.14%(1)	2.17%	2.41%	1.81%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.96%	2.31%	3.49%	3.42%	3.55%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.46%	1.70%	(0.66)%	0.22%	1.46%
Portfolio Turnover Rate	768%	216%	183%	244%	178%

**	Per share calculations were performed using average shares for the period.

‡

Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares, assumes reinvestments of dividends, and does not reflect the applicable sales charges, if applicable.

(1)

The Fund incurred dividend and interest expense on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended December 31, 2023 and December 31, 2022 would have been 1.75% and 1.78%, respectively.

Amounts designated as “—” are 0.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY

ALTERNATIVES FUND

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

				Class I Shares

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019

Net Asset Value, Beginning of Year	$10.72	$10.82	$9.80	$10.25	$9.72

Income from Investment Operations:
Net Investment Income (Loss)**	0.39	0.18	(0.05)	0.04	0.17
Net Realized and Unrealized Gain (Loss)	0.19	0.16	1.42	(0.41)	0.59

Total from Investment Operations	0.58	0.34	1.37	(0.37)	0.76

Dividends and Distributions:
Net Investment Income	(0.39)	(0.32)	(0.35)	(0.08)	(0.23)
Capital Gains	–	(0.12)	–	–	–

Total Dividends and Distributions	(0.39)	(0.44)	(0.35)	(0.08)	(0.23)

Net Asset Value, End of Year	$10.91	$10.72	$10.82	$9.80	$10.25

Total Return‡	5.44%	3.16%	13.96%	(3.65)%	7.77%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,432,415	$686,865	$155,191	$121,667	$184,543
Ratio of Expenses to Average Net Assets	1.69%(1)	1.89%(1)	1.94%	2.16%	1.59%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.71%	2.07%	3.26%	3.17%	3.28%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.52%	1.69%	(0.43)%	0.46%	1.65%
Portfolio Turnover Rate	768%	216%	183%	244%	178%

**	Per share calculations were performed using average shares for the period.

‡

Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares, assumes reinvestments of dividends, and does not reflect the applicable sales charges, if applicable.

(1)

The Fund incurred dividend and interest expense on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended December 31, 2023 and December 31, 2022 would have been 1.50% and 1.53%, respectively.

Amounts designated as “—” are 0.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MANAGED

FUTURES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

				Class A Shares

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019

Net Asset Value, Beginning of Year	$9.59	$10.29	$10.33	$9.96	$10.00

Income from Investment Operations:
Net Investment Income (Loss)**	0.32	0.11	(0.06)	0.00 ^	0.18
Net Realized and Unrealized Gain (Loss)	(0.53)	1.45	0.39	1.02	(0.19)

Total from Investment Operations	(0.21)	1.56	0.33	1.02	(0.01)

Dividends and Distributions:
Net Investment Income	–	(0.78)	(0.37)	(0.65)	(0.03)
Capital Gains	–	(1.48)	–	–	–

Total Dividends and Distributions	–	(2.26)	(0.37)	(0.65)	(0.03)

Net Asset Value, End of Year	$9.38	$9.59	$10.29	$10.33	$9.96

Total Return‡	(2.19)%	15.91%	3.22%	10.55%	(0.15)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$24	$24	$26	$26	$25
Ratio of Expenses to Average Net Assets	0.50%	0.51%	0.62%	0.50%	0.50%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	5.16%	7.82%	12.40%	13.13%	10.14%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.35%	1.00%	(0.57)%	(0.03)%	1.77%
Portfolio Turnover Rate	–%	–%	–%	–%	–%

**	Per share calculations were performed using average shares for the period.

^	The amount shown is less than $0.005.

‡

Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares, assumes reinvestments of dividends, and does not reflect the applicable sales charges, if applicable.

Amounts designated as “—” are 0.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MANAGED

FUTURES FUND

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

				Class I Shares

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019

Net Asset Value, Beginning of Year	$9.59	$10.29	$10.33	$9.96	$10.00

Income from Investment Operations:
Net Investment Income (Loss)**	0.34	0.13	(0.03)	0.02	0.20
Net Realized and Unrealized Gain (Loss)	(0.53)	1.46	0.39	1.03	(0.18)

Total from Investment Operations	(0.19)	1.59	0.36	1.05	0.02

Dividends and Distributions:
Net Investment Income	–	(0.81)	(0.40)	(0.68)	(0.06)
Capital Gains	–	(1.48)	–	–	–

Total Dividends and Distributions	–	(2.29)	(0.40)	(0.68)	(0.06)

Net Asset Value, End of Year	$9.40	$9.59	$10.29	$10.33	$9.96

Total Return‡	(1.98)%	16.18%	3.48%	10.83%	0.10%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,857	$1,895	$2,044	$2,052	$1,977
Ratio of Expenses to Average Net Assets	0.25%	0.32%	0.37%	0.25%	0.25%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	4.91%	7.63%	12.15%	12.88%	9.89%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.60%	1.19%	(0.32)%	0.23%	2.02%
Portfolio Turnover Rate	–%	–%	–%	–%	–%

**	Per share calculations were performed using average shares for the period.

‡

Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares, assumes reinvestments of dividends, and does not reflect the applicable sales charges, if applicable.

Amounts designated as “—” are 0.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON

REAL DEVELOPMENT FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

				Class A Shares

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019

Net Asset Value, Beginning of Year	$10.83	$12.18	$10.72	$10.26	$10.00

Income from Investment Operations:
Net Investment Income (Loss)**	0.27	0.13	(0.01)	(0.01)	0.18
Net Realized and Unrealized Gain (Loss)	0.30	(1.42)	1.91	0.77	0.79

Total from Investment Operations	0.57	(1.29)	1.90	0.76	0.97

Dividends and Distributions:
Net Investment Income	(0.14)	(0.05)	(0.44)	(0.30)	(0.71)
Capital Gains	–	(0.01)	–	–	–

Total Dividends and Distributions	(0.14)	(0.06)	(0.44)	(0.30)	(0.71)

Net Asset Value, End of Year	$11.26	$10.83	$12.18	$10.72	$10.26

Total Return‡	5.24%	(10.64)%	17.93%	7.69%	9.87%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$50	$32	$30	$27	$26
Ratio of Expenses to Average Net Assets	1.45%	1.50%	0.76%	0.50%	0.50%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.67%	3.16%	8.14%	11.21%	8.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.50%	1.10%	(0.11)%	(0.06)%	1.72%
Portfolio Turnover Rate	188%	996%	651%	–%	–%

**	Per share calculations were performed using average shares for the period.

‡

Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares, assumes reinvestments of dividends, and does not reflect the applicable sales charges, if applicable.

Amounts designated as “—” are 0.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON

REAL DEVELOPMENT FUND

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

				Class I Shares

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019

Net Asset Value, Beginning of Year	$10.83	$12.18	$10.72	$10.26	$10.00

Income from Investment Operations:
Net Investment Income**	0.29	0.16	0.09	0.02	0.21
Net Realized and Unrealized Gain (Loss)	0.30	(1.43)	1.84	0.76	0.79

Total from Investment Operations	0.59	(1.27)	1.93	0.78	1.00

Dividends and Distributions:
Net Investment Income	(0.16)	(0.07)	(0.47)	(0.32)	(0.74)
Capital Gains	–	(0.01)	–	–	–

Total Dividends and Distributions	(0.16)	(0.08)	(0.47)	(0.32)	(0.74)

Net Asset Value, End of Year	$11.26	$10.83	$12.18	$10.72	$10.26

Total Return‡	5.48%	(10.47)%	18.12%	8.07%	10.14%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$55,200	$36,248	$25,804	$2,167	$3,076
Ratio of Expenses to Average Net Assets	1.20%	1.25%	0.97%	0.25%	0.25%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.40%	2.94%	7.95%	10.95%	8.71%
Ratio of Net Investment Income to Average Net Assets	2.65%	1.42%	0.75%	0.22%	1.97%
Portfolio Turnover Rate	188%	996%	651%	–%	–%

**	Per share calculations were performed using average shares for the period.

‡

Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares, assumes reinvestments of dividends, and does not reflect the applicable sales charges, if applicable.

Amounts designated as “—” are 0.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 65 funds. The financial statements herein are those of the FS Multi-Strategy Alternatives Fund (“Multi-Strategy Alternatives”), the FS Managed Futures Fund (“Managed Futures”) and the FS Chiron Real Development Fund (“Real Development”) (each a “Fund” and collectively the “Funds”). Each Fund represents two classes of shares of beneficial interest of the Trust in a separate portfolio of securities and other assets with their own investment objective and policies. Multi-Strategy Alternatives seeks to provide shareholders with positive absolute returns over a complete market cycle. Managed Futures seeks to provide positive absolute returns with low correlation to traditional investments. Real Development seeks to provide total returns consisting of capital appreciation and income. Each Fund is classified as a non-diversified, open-end management investment company registered under the 1940 Act. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. Multi-Strategy Alternatives commenced investment operations on May 16, 2017. Managed Futures and Real Development commenced investment operations on December 31, 2018 and had no activity other than investing their cash in a money market fund.

As of December 31, 2023, Multi-Strategy Alternatives had one wholly-owned subsidiary, FS Alternatives Fund (Cayman), Managed Futures had one wholly-owned subsidiary, FS Managed Futures Fund (Cayman), and Real Development had one wholly-owned subsidiary FS Chiron Real Development Fund (Cayman) (collectively, the “Subsidiaries”), through which each of the Funds may gain exposure to commodities. The audited consolidated financial statements include both the Funds’ accounts and the accounts of the Subsidiaries. All intercompany balances have been eliminated in consolidation.

Effective July 10, 2023, the FS Chiron Real Asset Fund changed its name to FS Chiron Real Development Fund. The Fund also changed its principal investment strategy by investing in (a) traditional and “next generation” (please refer to the prospectus for further detail) real assets, (b) securities of traditional and next generation real asset companies, and (c) instruments with economic characteristics to the foregoing. The investment objective of providing capital appreciation and income has not changed.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

Use of Estimates —The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, are recorded as an unrealized gain or loss in the Consolidated Statements of Operations.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset value. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate their net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If FS Fund Advisor, LLC (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices determined by the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●

Level 2 – Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedures, etc.); and

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended December 31, 2023, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2023, the Funds did not have any unrecognized tax benefits or liabilities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Consolidated Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the period is presented on the Consolidated Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. There were no forward foreign currency contracts held by the Funds as of December 31, 2023.

Futures Contracts — The Funds utilized futures contracts during the year ended December 31, 2023. To the extent consistent with its investment objective and strategies, the Funds may use futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. Futures are collateralized by cash deposits with Bank of America, Goldman Sachs and Deutsche Bank. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts may be marked-to-

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Consolidated Statements of Assets and Liabilities.

Swap Contracts — The Funds are authorized to enter into swap contracts, including total return swaps equity swaps contracts and credit default swaps. To the extent consistent with its investment objective and strategies, the Funds use swap contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument — which may be a single asset, a pool of assets or an index of assets — during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked-to-market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At year end, the Consolidated Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at year end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. As of December 31, 2023, the Funds have entered into total return swap contracts as shown on the Schedules of Investments.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds’ ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, it will not be able to implement its investment strategy.

Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Upfront premiums are recorded as realized gains or losses on the Consolidated Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Consolidated Statements of Operations. Daily changes in valuation of Centrally Cleared swaps are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statements of Assets and Liabilities.

Options Written/Purchased — The Funds may purchase and write put and call options on indices and enter into related closing transactions. To the extent

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

consistent with its investment objective and strategies, the Funds use options for tactical hedging purposes as well as to enhance the Funds’ returns. Additionally, the Funds use options to create long or short equity exposure without investing directly in equity securities. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period for American options and only at the expiration date for European options. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period for American options and only at the expiration date for European options. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Funds has realized a gain or a loss. Any realized or unrealized gains (loss) during the period are presented on the Consolidated Statements of Operations. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

The FS Multi-Strategy Alternatives Fund held written/purchased options contracts as of and during the year ended December 31, 2023.

The FS Managed Futures Fund and FS Chiron Real Development Fund did not hold any written/purchased options contracts as of and during the year ended December 31, 2023.

Mortgage-Backed To-Be-Announced Securities — The Fund may enter into mortgage-backed to-be-announced securities (“TBAs”). These financial instruments are subject to varying degrees of market and credit risk. TBAs provide for the delayed delivery of the underlying instrument. The contractual or notional amounts related to these financial instruments adjusted for unrealized market valuation gains or losses are recorded on a trade date basis. The credit risk

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

related to settlements is limited to the unrealized market valuation gains or losses recorded in the Consolidated Statement of Operations. Market risk is substantially dependent upon the value of the underlying financial instruments and is affected by market forces such as volatility and changes in interest rates.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Consolidated Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually. All distributions are recorded on ex-dividend date.

3. Credit Derivatives:

The Funds may use credit default swaps to reduce risk where the Funds have exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

4. Derivative Transactions:

The following tables include the Funds’ exposure by type of risk on derivatives held throughout the period.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

The fair value of derivative instruments as of December 31, 2023, is as follows ($ Thousands):

	Asset Derivatives		Liability Derivatives

	Consolidated Statements of Assets and Liabilities Location	Fair Value	Consolidated Statements of Assets and Liabilities Location	Fair Value
Multi-Strategy Alternatives
Interest rate contracts	Unrealized appreciation on futures contracts	$–	Unrealized depreciation on futures contracts	$14,304†
	Unrealized appreciation on swaps contracts	7†	Unrealized depreciation on swaps contracts	2,744†
Commodity Contracts	Unrealized appreciation on futures contracts	146†	Unrealized depreciation on futures contracts	146†
	Unrealized appreciation on swaps contracts	431†	Unrealized depreciation on swaps contracts	14†
Equity Contracts	Unrealized appreciation on futures contracts	5,079†	Unrealized depreciation on futures contracts	–
	Unrealized appreciation on swaps contracts	15,913†	Unrealized depreciation on swaps contracts	19,835†
	Options purchased, at value	1,884	Options written, at value	1,393
Credit Contracts	Unrealized appreciation on swaps contracts	165†	Unrealized depreciation on swaps contracts	–
Foreign exchange contracts	Unrealized appreciation on swaps contracts	133†	Unrealized depreciation on swaps contracts	406†

Total derivatives not accounted for as hedging instruments		$23,758		$38,842

Managed Futures
Interest rate contracts	Unrealized appreciation on swaps contracts	$13†	Unrealized depreciation on swaps contracts	$–
Equity Contracts	Unrealized appreciation on swaps contracts	18†	Unrealized depreciation on swaps contracts	62†

Total derivatives not accounted for as hedging instruments		$31		$62

Real Development
Commodity Contracts	Unrealized appreciation on futures contracts	$100†	Unrealized depreciation on futures contracts	$103†
	Unrealized appreciation on swaps contracts	–	Unrealized depreciation on swaps contracts	24†
Equity Contracts	Unrealized appreciation on futures contracts	5†	Unrealized depreciation on futures contracts	–
	Unrealized appreciation on swaps contracts	49†	Unrealized depreciation on swaps contracts	–

Total derivatives not accounted for as hedging instruments		$154		$127

† Includes cumulative appreciation (depreciation) of swap contracts and futures contracts as reported in the Schedules of Investments.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

The effect of derivative instruments on the Consolidated Statements of Operations for the year ended December 31, 2023, was as follows:

The amount of realized gain (loss) on derivatives recognized in income ($ Thousands):

Multi-Strategy Alternatives	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swap Contracts	Purchased Options	Written Options	Total
Interest rate contracts	$13,628	$—	$(808)	$—	$—	$12,820

Foreign exchange contracts	49	(794)	2,663	—	—	1,918

Equity contracts	(2,516)	—	4,610	(143)	(1,177)	774

Credit contracts	—	—	7	—	—	7

Commodity contracts	(659)	—	3,616	—	—	2,957
Total	$10,502	$(794)	$10,088	$(143)	$(1,177)	$18,476

Managed Futures	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swap Contracts	Purchased Options	Written Options	Total
Interest rate contracts	$—	$—	$(47)	$—	$—	$(47)

Foreign exchange contracts	—	—	12	—	—	12

Equity contracts	—	—	11	—	—	11
Total	$—	$—	$(24)	$—	$—	$(24)

Real Development	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swap Contracts	Purchased Options	Written Options	Total
Interest rate contracts	$59	$—	$—	$—	$—	$59

Foreign exchange contracts	122	(4)	—	—	—	118

Equity contracts	36	—	367	—	—	403

Commodity contracts	64	—	(767)	—	—	(703)
Total	$281	$(4)	$(400)	$—	$—	$(123)

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($ Thousands):

Multi-Strategy Alternatives	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swap Contracts	Purchased Options	Written Options	Total

Interest rate contracts	$(14,495)	$—	$(1,864)	$—	$—	$(16,359)

Foreign exchange contracts	(1)	209	(4,007)	—	—	(3,799)

Equity contracts	4,214	—	(9,838)	(987)	319	(6,292)
Credit contracts	—	—	165	—	—	165

Commodity contracts	155	—	431	—	—	586
Total	$(10,127)	$209	$(15,113)	$(987)	$319	$(25,699)

Managed Futures	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swap Contracts	Purchased Options	Written Options	Total
Interest rate contracts	$—	$—	$19	$—	$—	$19

Foreign exchange contracts	—	—	(55)	—	—	(55)

Equity contracts	—	—	(40)	—	—	(40)
Total	$—	$—	$(76)	$—	$—	$(76)

Real Development	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swap Contracts	Purchased Options	Written Options	Total
Equity contracts	$5	$—	$(31)	$—	$—	$(26)

Commodity contracts	(16)	—	14	—	—	(2)
Total	$(11)	$—	$(17)	$—	$—	$(28)

The following discloses the volume of the Fund’s forward foreign currency contracts, futures contracts, swap contracts and options contracts activity during the year ended December 31, 2023.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

For the year ended December 31, 2023, the average market value amount of forward foreign currency contracts was as follows ($ Thousands):

Multi-Strategy Alternatives

Average Quarterly Market Value Balance Long	$132,951

Average Quarterly Market Value Balance Short	87,103

For the year ended December 31, 2023, the average market value amount of futures contracts was as follows ($ Thousands):

Multi-Strategy Alternatives

Average Quarterly Market Value Balance Long	$122,907

Average Quarterly Market Value Balance Short	935,500

Real Development

Average Quarterly Market Value Balance Long	$3,259

Average Quarterly Market Value Balance Short	–

For the year ended December 31, 2023, the average market value amount of interest rate swap contracts was as follows ($ Thousands):

Multi-Strategy Alternatives

Average Quarterly Market Value Balance Long	$494

Average Quarterly Market Value Balance Short	–

For the year ended December 31, 2023, the average market value amount of credit default swap contracts was as follows ($ Thousands):

Multi-Strategy Alternatives

Average Quarterly Market Value Balance Long	$–

Average Quarterly Market Value Balance Short	58

For the year ended December 31, 2023, the average market value amount of total return swap contracts held by the Funds were as follows ($ Thousands):

Multi-Strategy Alternative

Average Quarterly Market Value Balance Long	$1,127,376

Average Quarterly Market Value Balance Short	177,988

Managed Futures

Average Quarterly Market Value Balance Long	$4,120

Average Quarterly Market Value Balance Short	–

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

Real Development

Average Quarterly Market Value Balance Long	$5,920

Average Quarterly Market Value Balance Short	–

For the year ended December 31, 2023, the average market value amount of options contracts was as follows ($ Thousands):

Multi-Strategy Alternatives

Average Quarterly Market Value Balance Long	$487

Average Quarterly Market Value Balance Short	375

5. Offsetting Assets and Liabilities:

Each Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.

Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statements of Assets and Liabilities as either a component of investments at value (securities) or cash pledged as collateral for futures contracts and swap contracts (cash). The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by counterparty of the value of over the counter (“OTC”) financial derivative instruments and collateral (received)/pledged by counterparty of the Funds as of December 31, 2023 ($ Thousands):

Multi-Strategy Alternatives	Gross Assets- Recognized in the Consolidated Statements of Assets and Liabilities	Gross Liabilities- Recognized in the Consolidated Statements of Assets and Liabilities	Net Amount Available to be Offset	Cash Collateral Pledged or Received†	Net Amount
Counterparty

Bank of America	$–	$(271)	$(271)	$271	$–

Barclays	–	–	–	–	–

BNP Paribas	14,993	(15,499)	(506)	506	–

Deutsche Bank	199	–	199	–	199

Goldman Sachs	2,132	(3,087)	(955)	955	–

JPMorgan Chase	444	(766)	(322)	322	–

Macquarie Bank	–	(35)	(35)	35	–

Nomura	133	–	133	–	133

Societe Generale	116	(4,450)	(4,334)	4,334	–

UBS	7	–	7	–	7
Total	$18,024	$(24,108)	$(6,084)	$6,423	$339

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

Managed Futures	Gross Assets- Recognized in the Consolidated Statements of Assets and Liabilities	Gross Liabilities- Recognized in the Consolidated Statements of Assets and Liabilities	Net Amount Available to be Offset	Cash Collateral Pledged or Received†	Net Amount
Counterparty

Bank of America	$–	$(19)	$(19)	$–	$(19)

BNP Paribas	–	(2)	(2)	–	(2)

Deutsche Bank	14	–	14	–	14

Goldman Sachs	1	(30)	(29)	29	–

JPMorgan Chase	9	(7)	2	–	2

Macquarie Bank Limited	–	(4)	(4)	–	(4)

Nomura	7	–	7	–	7

Total	$31	$(62)	$(31)	$29	$(2)

Real Development	Gross Assets- Recognized in the Consolidated Statements of Assets and Liabilities	Gross Liabilities- Recognized in the Consolidated Statements of Assets and Liabilities	Net Amount Available to be Offset	Cash Collateral Pledged or Received†	Net Amount
Counterparty

Deutsche Bank	$–	$(24)	$(24)	$–	$(24)

Goldman Sachs	49	–	49	–	49

Total	$49	$(24)	$25	$–	$25

† Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

6. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/ or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

7. Administration, Distribution, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended December 31, 2023, Multi-

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

Strategy Alternatives and Real Development paid the Administrator ($ Thousands) $802 and $100, respectively, for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

SS&C Global Investor & Distribution Solutions, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

Pursuant to the Amended and Restated Distribution and Service Plan, each Fund’s Class A Shares bear 12b-1 fees at an annual rate of 0.25% of the average daily net assets of such Fund attributable to Class A Shares. Payments of the 12b-1 fee may be made without regard to expenses actually incurred. The Funds Class I shares are not subject to 12b-1 fees.

8. Investment Advisory Agreement, Co-Investment Management Agreement, and Investment Sub-Advisory Agreements:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds. The Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on average daily net assets of each Fund:

Advisory Fee Rate

Multi-Strategy Alternatives	1.25%

Managed Futures	1.15%

Chiron Real Development	0.95%

The Adviser has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.25% of each Fund’s average daily net assets until April 11, 2024. Refer to waiver of investment advisory fees and reimbursement from Adviser on the Consolidated Statement of Operations for fees waived for the year ended December 31, 2023. The Adviser may recover all or a portion of its fee reductions or expense limitations within a three-year period from the year in which it reduced its fee or reimbursed expenses if each Fund’s total annual Fund operating expenses are below the expense limitation. This agreement may be terminated: (i) by the Board for any reason at any time, or (ii) by the Adviser, upon ninety (90) days prior written notice to the Trust, effective as of the close of business on April 11, 2024.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

If at any point total annual Fund operating expenses (not including excluded expenses) are below the levels as set forth above, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the levels set forth above to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period up to the expense cap in place at the time the expenses were waived, during which this agreement was in place.

For the year ended December 31, 2023, the Adviser recaptured previously waived fees of ($ Thousands) $272 for the Multi-Strategy Alternatives Fund.

The following table describes the amounts accrued pursuant to the Expense Limitation Agreement that FS Investments has agreed to pay for the year ended December 31, 2023. These amounts may be subject to conditional repayment by the Fund as described below ($ Thousands):

	Expiring Years Ended December 31
	2024	2025	2026

Multi-Strategy Alternatives	$1,735	$872	$354

Managed Futures	230	210	89

Chiron Real Development	607	489	91

Chiron Investment Management, LLC (“Chiron”) serves as investment co-adviser to Real Development. As compensation for its co-advisory services to the Fund, FS Fund Advisor, LLC pays Chiron a co-advisory fee that is accrued daily and payable quarterly. The co-advisory fee is calculated at an annual rate of 0.475% of the average daily net assets of the portion of the Fund allocated to Chiron.

Multi-Strategy Alternative seeks to achieve its investment objective through a multi-manager approach by which the Adviser allocates the assets of such Fund among a number of Underlying Managers and Alternative Beta Providers that employ a variety of alternative investment strategies. The Underlying Managers each serve as sub-advisers to Multi-Strategy Alternative. The Alternative Beta Providers provide Multi-Strategy Alternative with exposure to Alternative Investment Strategies but are not sub-advisers to Multi-Strategy Alternative.

The Adviser engages the following entities as Underlying Managers to provide investment management services to Multi-Strategy Alternatives: MidOcean Credit Fund Management, L.P., Mariner Investment Group LLC, Electron Capital Partners, LLC and Waterfall Asset Management, LLC.

9. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended December 31, 2023, were as follows ($Thousands):

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

	Multi-Strategy Alternatives	Managed Futures	Chiron Real Development

Purchases

U.S. Government	$6,527,133	$–	$3,309

Other	156,103	–	72,465

Sales

U.S. Government	$5,562,322	$–	$8,622

Other	54,129	–	46,758

10. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to Distributable Earnings/(Loss) and Paid-in Capital, as appropriate, in the period that the differences arise.

Accordingly, the following reclassifications primarily attributable to distribution in excess of net investment income, net operating losses, nondeductible excise tax, investments in wholly-owned controlled foreign corporations and prior year true-up adjustments have been made to/from the following accounts.

	Distributable Earnings/(Loss)	Paid-in Capital
Multi-Strategy Alternatives	$(4,432)	$4,432
Managed Futures	56	(56)
Chiron Real Development	316	(316)

The tax character of distributions declared during the years ended December 31, 2023 and 2022, were as follows ($ Thousands):

	Ordinary Income	Long-Term Capital Gain	Total
Multi-Strategy Alternatives
2023	$48,343	$—	$48,343
2022	26,234	368	26,602
Managed Futures
2023	—	—	—
2022	275	183	458
Chiron Real Development
2023	802	—	802
2022	247	2	249

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

As of December 31, 2023, the components of distributable earnings on a tax basis were as follows ($ Thousands):

	Multi-Strategy Alternatives	Managed Futures	Chiron Real Development

Undistributed Ordinary Income	$—	$—	$226
Capital Loss Carryforwards	(17,486)	(32)	(2,877)
Post October Capital and Specified Losses	(7,681)	—	—
Other Temporary Differences	(6,382)	2	(131)
Unrealized Appreciation (Depreciation)	26,151	(29)	2,978

Total Distributable Earnings (Accumulated Losses)	$(5,398)	$(59)	$196

Post-October capital and specified losses are losses realized on investment transactions from November 1, 2023 through December 31, 2023 that in accordance with Federal income tax regulations, the fund defers and treats as having arisen in the following fiscal year.

As of December 31, 2023, the following Fund has capital losses carried forward as follows ($ Thousands):

	Short-Term Loss	Long-Term Loss	Total

Multi-Strategy Alternatives	$17,486	$–	$17,486

Managed Futures	8	24	32

Chiron Real Development	2,877	–	2,877

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to losses from wash sales, premium amortization on callable bonds, constructive sales gain adjustments, investments in passive foreign investment companies and investments in partnerships which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at December 31, 2023, were as follows ($ Thousands):

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Multi-Strategy
Alternatives	$2,215,862	$34,575	$(8,424)	$26,151
Managed Futures	1,487	1	(30)	(29)
Chiron Real
Development	42,010	3,330	(352)	2,978

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

11. Concentration of Risks:

Unless otherwise specified, references below to investments by a Fund refer to direct investments made or held by a Fund and/or indirect investments to which a Fund may have exposure through an Alternative Beta Strategy (i.e., a strategy that offers a Fund exposure to the “beta” portion – or market-related portion – of the returns of particular investment strategies).

Allocation Risk (All Funds) — Fund performance is dependent upon the success of the Adviser in implementing the Funds’ investment strategies in pursuit of the Funds’ investment objectives. To a significant extent, the Funds’ performance will depend on the success of the Adviser’s decisions in allocating the Funds’ assets to Alternative Beta Providers and its selection and oversight of the Alternative Beta Providers. In addition, the Funds’ performance will depend on the Alternative Beta Provider’s respective skill in executing the relevant strategy. There can be no assurance that the Adviser or Alternative Beta Providers will be successful in this regard. See “Multi-Manager and Allocation Risk” below for additional considerations with respect to the FS Multi-Strategy Alternatives Fund.

Arbitrage Strategies Risk (Multi-Strategy Alternatives Fund) — The Fund may purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the merger, exchange offer or cash tender offer. If the proposed transaction appears likely not to be consummated or is delayed, the market price of the security to be tendered or exchanged may be expected to decline sharply, which would result in a loss to the Fund. In addition, if the manager determines that the offer is likely to be increased, either by the original bidder or by another party, the Fund may purchase securities above the offer price; such purchases are subject to a high degree of risk.

Bitcoin Risk (Multi-Strategy Alternatives Fund and Real Development Fund) — The value of the Fund’s investments in Bitcoin-related instruments, including Bitcoin futures and ETFs that provide exposure to Bitcoin, is subject to fluctuations in the value of Bitcoins. The value of Bitcoins is determined by the supply of and demand for Bitcoins in the global market for the trading of bitcoins, which consist of transactions on Bitcoin Exchanges. Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Fund’s investments. Currently, there is a relatively small use of Bitcoins in the retail and commercial marketplace in comparison to the relatively large use of Bitcoins by speculators, thus contributing to price volatility that could adversely affect the Fund’s Bitcoin-related investments. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred Bitcoins may be irretrievable. As a result, any incorrectly executed Bitcoin transactions could adversely affect the value of the Fund’s Bitcoin-related investments.

Bitcoin is generally not subject to the same degree of regulation as are registered U.S. securities. The reporting, accounting and auditing standards for Bitcoin may differ

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

from the standards for registered U.S. securities. Furthermore, countries, including the U.S., may in the future curtail or outlaw the acquisition, use or redemption of Bitcoins.

Bitcoin Futures Contract Risk (Multi-Strategy Alternatives Fund and Real Development Fund) — Bitcoin futures contracts involve the risk that changes in their value may not move as expected relative to changes in the value of Bitcoin as the underlying reference asset. Futures contracts exhibit “futures basis.” A negative futures basis exists when cash-settled Bitcoin futures contracts generally trade at a premium to the current market value of bitcoin. If a negative futures basis exists, the Fund’s investments in Bitcoin futures contracts will generally underperform a direct investment in Bitcoin, possibly substantially and for extended periods of time. There can also be no guarantee that there will be a correlation between price movements in bitcoin futures contracts and in the price of Bitcoin.

The underlying cash or spot markets for Bitcoin are generally not regulated by the SEC or the CFTC. Underlying bitcoin markets may not be subject to registration, licensing or fitness requirements, audit trail or trade reporting rules, market integrity rules, wash sale, spoofing or other anti-fraud rules, disaster recovery or cybersecurity requirements, surveillance requirements, or anti-money laundering rules that are as stringent as those to which national securities exchanges and futures exchanges are subject. Because of these factors, Bitcoin markets may be more susceptible to fraud and manipulation, which could adversely affect the price of Bitcoin and thereby the Fund’s investment in bitcoin futures.

The use of Bitcoin futures contracts also involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets, and may be considered a speculative investment. Bitcoin futures contracts involve inherent leverage, and a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The Fund incurs costs in connection with opening and closing futures contracts, and there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. For example, futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit (which may prevent the Fund from rebalancing its futures contracts on that day). The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. The Fund would remain obligated to meet collateral requirements until the position is closed.

When a Bitcoin futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Bitcoin futures contract with a later expiration date. This is commonly referred to as “rolling”. Historically, Bitcoin futures contracts with a longer term to expiration have been priced higher than futures contracts with a shorter term

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DECEMBER 31, 2023

to expiration, a relationship called “contango.” When rolling futures contracts are in contango, the Fund may sell the expiring Bitcoin futures at a lower price and buy a longer-dated Bitcoin futures at a higher price, resulting in a negative roll yield (i.e., a loss to the Fund). Bitcoin futures contracts roll on a monthly basis, unlike many futures contracts that roll on a quarterly basis, which combined with the relatively small size of the Bitcoin futures market, may cause the Fund may experience significantly higher trading costs in connection with rolling its futures contracts than similar funds that invest in some other types of futures contracts. In addition, Bitcoin futures contracts may experience high price volatility. Exchange-specified collateral requirements for Bitcoin futures contracts is substantially higher than for most other futures contracts, and may be set as a percentage of the value of the contract, which means that collateral requirements for long positions can increase if the price of the contract rises. In addition, futures commission merchants (“FCMs”) may require collateral beyond the exchange’s minimum requirement. If the Fund cannot obtain sufficient exposure through its FCMs, the Fund may not be able to achieve its investment objective.

The market for the Bitcoin futures contracts held by the Fund is still developing and may be subject to periods of illiquidity. During such times, it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. The Fund may experience losses, which could be significant, if it is not able to close out a futures position due to a lack of liquidity. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract.

The Fund’s use of Bitcoin futures contracts is subject to special tax rules, which could affect the amount, timing and character of distributions to shareholders.

When the Fund enters into Bitcoin futures transactions, it will be required to post collateral, or “initial margin,” to secure its payment obligations. As the Bitcoin futures contract is marked-to-market (that is, its value is adjusted to reflect changes in its market value), the Fund will be required to pay or will receive collateral, called “variation margin,” periodically during the term of the Bitcoin futures contract depending on changes in value of the contract. In connection with entering into Bitcoin futures transactions, the Fund (through its Subsidiary) will post collateral directly to an FCM, which will typically deposit all or a portion of that collateral to a clearinghouse. All Bitcoin futures contracts in which the Fund invests are effected by an FCM through a clearinghouse associated with the exchange on which the contracts are traded. The collateral maintained by these FCMs is not subject to the regulatory protections provided by bank custody arrangements commonly employed by investment companies. Collateral posted by the Fund to an FCM is exposed to the credit risk and fraud risk of that FCM. There is no limit on the amount of collateral that the Fund may be required to post directly to any particular FCM. As a result, at any time the Fund may have substantial credit exposure to one or more FCMs and clearinghouses.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

In the event of the insolvency or liquidation of an FCM to whom the Fund has posted collateral, the Fund is likely to experience substantial delays in recovering its collateral, or it may not be able to recover it at all. Any inability or unwillingness of an FCM to meet its obligation to return collateral to the Fund, including by reason of insolvency or liquidation, or any improper activity involving such FCM, would likely result in a substantial loss to the Fund. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, despite the clearinghouse fully discharging all of its obligations. The CEA requires an FCM to segregate all funds received from its customers with respect to cleared futures transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even though certain property specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund) may be held by the FCM. FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds owed and on deposit with such FCM. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital.

Credit risk of market participants with respect to futures contracts is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted or what impact an insolvency of a clearinghouse would have on the financial system. In the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as collateral with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who was a member of such clearinghouse.

Government regulation in the U.S. and various other jurisdictions of derivative instruments may restrict the Fund’s ability to engage in, or increase the cost to the Fund of futures transactions, for example, by making futures contracts no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. For example, the Fund’s investments in futures contracts will be treated as “derivatives” under Rule 18f-4. Pursuant to Rule 18f-4, the Trust has adopted and implemented a derivatives risk management program to govern a Fund’s use of derivatives, and a Fund’s derivatives exposure (including its use of futures contracts) will be limited through a VaR test. Rule 18f-4 may restrict a Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

derivatives transactions, which could adversely affect the value or performance of the Fund.

The NAV of the Fund includes, in part, any unrealized profits or losses on an open Bitcoin futures contract. The Fund’s investments may be fair valued. Due to the potential for trading halts with respect to Bitcoin futures contracts (including as a result of forks or the triggering of the futures exchange circuit breaker), as well as Bitcoin’s historically higher volatility relative to traditional asset classes, the likelihood of such a fair value determination may be higher in the case of the Fund than for similar funds that do not invest in Bitcoin futures contracts. The fair value of an investment determined by the Adviser may be different from other value determinations of the same investment.

Commodities Risk (All Funds) — To the extent that the Funds gain exposure to the commodities markets, such exposure may subject the Funds to greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand.

Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Funds’ share value to fluctuate. Although investments in commodities have historically moved in different directions than traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions, there is no guarantee that these investments will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

Investing in the commodities markets though futures may subject a Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Convertible Securities Risk (Multi-Strategy Alternatives Fund) — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. “Mandatory” convertible bonds, which must be converted into common stock by a certain date, may be more exposed to the risks of the underlying common stock.

Counterparty Risk (All Funds) — The stability and liquidity of repurchase agreements, swap transactions, forwards and over-the-counter derivative transactions depend in large part on the creditworthiness of the parties to the transactions. It is expected that the Adviser (and Wilshire and/or the applicable Underlying Managers with respect to FS Multi-Strategy Alternatives Fund) will monitor the creditworthiness of firms with which it will cause the Funds to enter into repurchase agreements, swap transactions, caps, floors, collars, over-the-counter derivatives or other similar arrangements. If there is a default by the counterparty to such a transaction, the Funds will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the value of the Funds being less than if the transaction had not been entered into. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Funds’ counterparties were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of such vehicle’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Funds may use counterparties located in jurisdictions outside the United States. Such local counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Funds’ assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

about the effect of their insolvency on the Funds and their assets. Shareholders should assume that the insolvency of any counterparty would result in a loss to the Funds, which could be material.

Credit/Default Risk (All Funds) — An issuer or guarantor of fixed income securities or instruments held by the Funds (which issuer guarantor may have a low credit rating or no credit rating) may default on its obligation to pay interest and repay principal or default on any other obligation. A fixed income instrument may deteriorate in quality after it has been purchased by a Fund, and such a deterioration can occur rapidly. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of the fixed income instrument. In certain instances, the downgrading or default of a single holding or guarantor of a Fund’s holding may impair the Fund’s liquidity and have the potential to cause a significant NAV decline. The Funds could also be delayed or hindered in their enforcement of rights against an issuer, guarantor, or counterparty.

Currency Risk (All Funds) — To the extent consistent with their investment objectives and strategies, the Funds may invest in securities denominated in foreign currencies and much of the income received by such securities will be in foreign currencies. Changes in currency exchange rates may negatively impact the Funds’ returns. The value of the foreign currencies may be subject to a high degree of fluctuation due to changes in interest rates, the effects of the monetary policies of the United States, the governments issuing such foreign currencies and other foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, a Fund’s exposure to foreign currencies may result in reduced returns to the Fund. The Funds do not expect to hedge their currency risk. Moreover, the Funds may incur costs in connection with conversions between U.S. dollars and foreign currencies.

Custody Risk (All Funds) — Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Derivatives Risk (All Funds) — A derivative is a financial contract whose value depends on, or is derived from, changes in the value of one or more underlying assets, reference rates, or indexes. A Fund’s use of financial instruments — such as futures contracts, options on securities, indexes and futures contracts, equity caps, collars and floors, and swap agreements and forward contracts, among other instruments — is a highly specialized activity that may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

Financial instruments can be highly complex and may perform in ways unanticipated by the Adviser. Financial instruments may be highly volatile, and the Funds could lose more than the amount it invests in such financial instruments. Financial instruments may be difficult to value and highly illiquid, and the Funds may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The Funds’ use of such financial instruments may increase the amount and affect the timing and character of taxable distributions payable to shareholders. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that the Funds will engage in derivative transactions to reduce exposure to other risks when that would be beneficial. Additionally, investments in such financial instruments may expose the Funds to currency risk or interest rate risk.

Financial instruments may be subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by the Funds as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty. The Funds may also have one or more prime brokerage relationships, which further magnifies counterparty credit risk, as certain derivative transactions are likely to be concentrated among one or two counterparties, and therefore increase the Funds’ credit risk exposure to such counterparties.

Certain financial instruments, including over-the-counter (“OTC”) options, swaps and forward contracts, and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the Commodity Futures Trading Commission (“CFTC”) or the SEC. Instead, such OTC derivatives are entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty.

Where no such counterparty is available for a desired transaction, the Funds will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Funds may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, the Funds would bear greater risk of default by the counterparties to such transactions.

The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar exchange or clearinghouse guarantee. In all such transactions, the Funds bear the

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

risk that the counterparty will default, and this could result in a loss of the expected benefit of the financial instruments and possibly other losses to the Funds. The Funds will enter into transactions in financial instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in, and may in the future result in, new regulation of derivative instruments and the Funds’ use of such instruments. Additionally, regulation relating to the Funds’ use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Financial instruments used to hedge against an opposite position may offset losses, but they may also offset gains. In hedging transactions, there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Due to leverage, losses from a financial instrument may be greater than the amount invested in the financial instrument.

A partial list of the risks associated with certain types of derivatives that the Funds may use is set forth below:

●

Swap Agreements Generally. To the extent consistent with their investment objectives and strategies, the Funds may use swap agreements for a variety of purposes, such as to seek economic exposure to one or more alternative strategies, enhance returns, increase investment flexibility, speculate on a targeted investment opportunity, or for hedging purposes. The Funds may use swap agreements, among other financial instruments, to obtain exposure to Alternative Beta Strategies. Under a swap agreement, a Fund pays another party (a “swap counterparty”) an initial margin amount and an amount equal to any negative total returns from the stipulated underlying security or group of securities, or other investments representing an Alternative Beta Strategy. In exchange, the counterparty pays reference contract (for example, an underlying security or group of securities) to a Fund in an amount equal to any positive total returns from the stipulated underlying security or group of securities. The returns to be “swapped” between the Fund and the swap counterparty will be calculated with reference to a “notional” amount, i.e., the dollar amount hypothetically invested in the stipulated reference asset. A Fund’s returns will generally depend on the net amount to be paid or received under the swap agreement, which will depend on the market movements of the stipulated reference asset. A Fund’s NAV will reflect any amounts owed to the Fund by the swap counterparty (when a swap agreement is, on a net

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DECEMBER 31, 2023

basis, “in the money”) or amounts owed by the Fund to the counterparty (when a swap agreement is, on a net basis, “out of the money”).

●

Swap Agreement Financing Charges and Transaction Costs. In connection with a swap agreement, the Funds may pay financing charges to the counterparty (based on the notional amount of long exposures), and transaction costs such as swap fees and entry and exit fees. Swap clearing parties generally require the Funds to deposit margin, which is associated with direct or implied financing costs. Swap transactions may also involve additional fees. These fees and other expenses will reduce investment returns and increase investment losses. The Funds may receive interest from the counterparty.

●

The Funds may re-set their swap agreements frequently, which will cause the Funds to realize ordinary income or short-term capital gains that, when distributed to their shareholders, will generally be taxable to them at ordinary income rates rather than at lower long-term capital gains rates.

●

Swap Agreement Risks. Swap Agreements are associated with the risks of financial instruments generally, including, without limitation, counterparty risk, leverage risk, liquidity risk and short position risk, among others. Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. To the extent a swap is not centrally cleared, it is subject to the creditworthiness of the counterparty.

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All or a portion of the short positions, as applicable, of the Funds may be obtained through swap agreements. When a Fund has short exposures, and the swap counterparty hedges its exposure by entering into a short sale, the Fund is subject to the risk that the beneficial owner of the securities sold short recalls the shares from the counterparty, which the beneficial owner may do at any time to vote the shares or for other reasons. If the beneficial owner recalls the shares before they are returned by the counterparty, and replacement shares cannot be found, the counterparty may force a Fund to close out the swap agreement at a time that may not be advantageous, which could adversely affect a Fund.

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Futures Contracts Risks. To the extent consistent with their investment objectives and strategies, the Funds may enter into futures contracts, including currency, bond, commodity, index and interest rate futures, for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures markets depends on participants entering into off setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery of underlying assets, liquidity in the futures

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market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Funds may be disadvantaged if they are prohibited from executing a trade outside the daily permissible price movement.

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Options Risks. To the extent consistent with their investment objectives and strategies, the Funds may purchase call or put options. In order for a long call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit that might have realized had a Fund bought the underlying security at the time of, and instead of, the call option. For a long put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. When a Fund purchases a put option on a security it holds, it risks reducing any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If a Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If a Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price. If a Fund sells a call option on an underlying asset that the Fund owns and the underlying asset has increased in value when the call option is exercised, the Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price.

Equity Risk (All Funds) — The prices of equity securities in which the Funds hold positions may rise and fall daily. A variety of factors can negatively impact the value of equity securities, including factors affecting individual companies, industries, securities markets or economies. Individual companies may report better or worse than expected results or be positively or negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may increase or decrease in response. In addition, the equity market tends to move in cycles, which may cause stock prices to rise or fall over short or extended periods of time.

Investments in American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”) and other similar global instruments are generally subject to risks associated with equity securities and investments in non-U.S. securities. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

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Dividends relating to equity securities in which the Funds may invest may not be fixed, but may be declared at the discretion of a portfolio company’s board of directors. There is no guarantee that a company in which the Funds invests will declare dividends in the future or that, if declared, the dividends will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. See “Interest Rate Risk.” A Fund’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance. The prices of dividend producing equity securities can be highly volatile. Investors should not assume that a Fund’s investments in these securities will necessarily reduce the volatility of a Fund’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.

Event-Driven Trading Risk (Multi-Strategy Alternatives Fund) — To the extent consistent with their investment objectives and strategies, the Funds may engage in event-driven investing. Event-driven investing requires the relevant manager to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies, a meaningful change in management or the sale of a division or other significant assets by a company may not be valued as highly by the market as the manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors.

Exchange-Traded Product Risk (All Funds) — To the extent consistent with their investment objectives and strategies, the Funds may invest in long (or short) positions in ETPs. Through its positions in ETPs, a Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETP could decrease (or increase). In addition, certain of the ETPs may hold common portfolio positions. By investing in an ETP, a Fund becomes a shareholder of that ETP. As a result, a Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the ETP, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Unlike mutual fund shares, ETPs trade on market exchanges, and a Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or delistings. Certain ETFs may entail risks generally associated with actively managed investment products, including investment style risk. ETFs that seek to track an index or other benchmark may involve tracking risk. Tracking risk is the risk that a fund may not precisely replicate the results of an index or benchmark that it is intended to track. Deviations of this type may result from

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purchases or redemptions of fund shares, transaction costs, fund expenses and other factors.

Foreign Investments Risk (All Funds) — Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity, political instability and less developed legal and accounting practices. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, with respect to such matters as insider trading rules, tender offer regulation, accounting standards or auditor oversight, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information.

For example, the Chinese government has taken positions that prevent the Public Company Accounting Oversight Board from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. In addition, investing in China involves certain heightened risks and considerations, including, among others: frequent trading suspensions and government interventions (including by nationalizing assets); currency exchange rate fluctuations or blockages; limits on using brokers and on foreign ownership; different financial reporting standards, as described above; higher dependence on exports and international trade; political and social instability; infectious disease outbreaks; regional and global conflicts; increased trade tariffs, embargoes and other trade limitations; custody and other risks associated with programs used to access Chinese securities; and uncertainties in tax rules that could result in unexpected tax liabilities for the Fund. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities. Moreover, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Funds.

In addition, there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, former President Trump signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies.” The list of such companies can change from time to time. Certain securities impacted by the Executive Order have been, or will be, removed from a Fund’s portfolio, as applicable.

Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent a Fund from repatriating its investments. In addition, a Fund may not receive shareholder

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communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Foreign securities risk may include the following:

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Political risk is the risk associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.

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Economic risk is the risk associated with the general economic environment of a country. Economic risks can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.

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Repayment risk is the risk that country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

Emerging Markets Risk (All Funds) — Investment in emerging markets subjects the Funds to a greater risk of loss than investments in a developed market. The Fund considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Funds’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Funds. For these and other reasons, investments in emerging markets are often considered speculative.

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The U.S. regulatory authorities may be limited in their ability to pursue bad actors, including instances of fraud in emerging markets. For example, in certain emerging markets, there are significant legal obstacles to obtaining information needed for investigations or litigation. Similar limitations apply to the pursuit of actions again individuals, including officers, who may have engaged in fraud or wrongdoing. In addition, local authorities often are constrained in their ability to assist U.S. authorities and overseas investors more generally. There are also legal or other obstacles to seeking access to funds in a foreign country.

Fixed Income Risk (Multi-Strategy Alternatives Fund and Real Development Fund) — The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Rising interest rates generally will cause the price of bonds and other fixed-income debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Very low interest rates, including rates that fall below zero (where banks charge for depositing money), may detract from a Fund’s performance and its ability to maintain positive returns to the extent the Fund is exposed to such interest rates. To the extent a Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/ or an issuer of a fixed-income security will fail to make timely payments of principal or interest and the security will go into default. Loans and other direct indebtedness involve the risk that the Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower.

Hedging Transactions Risk (All Funds) — To the extent consistent with their investment objectives and strategies, the Funds may invest in securities and utilize financial instruments for a variety of hedging purposes. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Funds will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Funds engage in will be successful. Moreover, it may not be possible for the Funds to enter into a hedging transaction at a price sufficient to protect their assets. The Funds may not anticipate a particular risk so as to hedge against it.

Highly Leveraged Transactions Risk (Multi-Strategy Alternatives Fund and Real Development Fund) — The loans or other debt instruments in which the Funds invest may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Funds’ investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations

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are determined by the Funds’ portfolio managers to be a suitable investment for the Funds. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or other debt instruments that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Infrastructure Companies Risk (Real Development Fund) — Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.

In particular, the operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, such as cyclones, earthquakes, landslides, floods, explosion, fire, terrorist attack, major plant breakdown, pipeline or electricity line rupture or other disaster. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets.

Further, national and local environmental laws and regulations affect the operations of infrastructure projects. Standards are set by these laws and regulations are imposed regarding certain aspects of health and environmental quality, and they provide for penalties and other liabilities for the violation of such standards, and establish, in certain circumstances, obligations to remediate and rehabilitate current and former facilities and locations where operations are, or were, conducted. These laws and regulations may have a detrimental impact on the financial performance of infrastructure projects.

Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.

Inflation-Indexed Securities Risk (Real Development Fund) — The values of inflation-indexed fixed income securities generally fluctuate in response to changes or expectations of changes in real interest rates (approximately nominal interest rates

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minus the inflation rate). Therefore, if inflation rates were to rise faster than nominal interest rates, the value of inflation-indexed securities would likely increase. In contrast, if nominal interest rates increased faster than the inflation rate, the value of inflation-indexed securities would likely decrease. Although the principal value of many inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security. However, if the Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation or lower level of inflation. If inflation is lower than expected during the period a Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond.

If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by a Fund will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, a Fund will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indices that are calculated based on rates of inflation for prior periods.

Any increase in principal value caused by an increase in the index to which the inflation indexed securities is tied is treated as taxable income to the owner in the year the increase occurs, even though a Fund will not receive the adjusted principal amount until the bond matures. Thus, a Fund could be required to sell other securities to pay taxes on this income, including when it is not advantageous to do so.

TIPS, or Treasury Inflation-Protection Securities, are guaranteed as to principal and interest by the U.S. government. The interest rate at which the Treasury sells TIPS is established by an auction. Throughout the life of the security, that interest rate remains fixed, with interest paid semi-annually.

However, the principal amount of the bond fluctuates periodically in accordance with the Consumer Price Index for All Urban Consumers (“CPI-U”), and interest is determined based on the adjusted principal. There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Interest Rate Risk (All Funds) — Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of loans and other fixed-income instruments tend to fall, and if interest rates fall, the values of loans and other fixed-income instruments tend to rise. Changes in the value of a fixed-income instrument held directly or indirectly by the Funds usually will not affect the amount of income the Funds receive from it but will generally affect the value of the Funds’ shares. In general, the longer the maturity or duration of a fixed-income instrument, the greater its sensitivity to changes in interest rates. Interest rate declines

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also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Funds’ performance. Actions by governments and central banking authorities can result in increases in interest rates. Such actions may negatively affect the value of fixed-income instruments held by a Fund, resulting in a negative impact on the Fund’s performance and NAV. Debt instruments with floating coupon rates are typically less sensitive to interest rate changes, but these debt instruments may decline in value if their coupon rates do not rise as much as, or keep pace with, yields on such types of debt instruments. Because rates on certain floating rate loans and other debt instruments reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in a Fund’s NAV. Any interest rate increases could cause the value of a Fund’s direct or indirect investments in fixed-income instruments to decrease. Rising interest rates may prompt redemptions from a Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Investment in Other Investment Companies Risk (All Funds) — As with other investments, investments in other investment companies, including ETFs, are subject to market and manager risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent consistent with their investment objectives and strategies, the Funds may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of a Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund.

Moreover, SEC rules require prime money market mutual funds to use floating NAVs that do not preserve the value of a fund’s investment at $1.00 per share. A prime money market mutual fund may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets fall below a designated threshold. If this were to occur, a Fund may lose money on its investment in the prime money market mutual fund, or a Fund may not be able to redeem its investment in the prime money market mutual fund.

Investment Style Risk (All Funds) — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. At any given time, the Adviser (and the Underlying Managers with respect to FS Multi-Strategy Alternatives Fund) may be pursuing one of these styles that is yielding weaker performance than another style(s). The Funds employ various non-traditional and alternative investment styles, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

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Risks also exist that the Adviser (and the Underlying Managers with respect to FS Multi-Strategy Alternatives Fund) may fail to fully adhere to stated or agreed-upon investment strategies and goals. The Adviser (and the Underlying Managers with respect to FS Multi-Strategy Alternatives Fund) may make certain changes to the strategies that were previously used, may not use such strategies at all, may use additional strategies or may lose a license permitting the use of a proprietary model. Such changes may not be fully disclosed to the Funds’ Board. As a result, the Funds’ portfolios could correlate with broader securities markets more closely than anticipated, or may otherwise fail to achieve desired performance.

Alternative Beta Strategies seek to generate returns through exposure to portfolios of risky assets that are selected based on non-traditional criteria. These strategies may involve elevated risk insofar as they may not involve detailed, issuer-specific fundamental analysis. Alternative Beta Strategies may give the Funds exposure to individual issuers that face significant operational, financial, regulatory or other challenges.

Certain Alternative Beta Strategies involve exposure to special risks, which may include, without limitation:

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Risks Associated with Strategies Based on Historical Trends. Certain Alternative Beta Strategies seek to benefit from the historical tendency of securities with certain characteristics to outperform others. For example, value premium strategies seek to benefit from the historical tendency of relatively cheap assets (as measured by price to earnings ratios, price to book ratios or other metrics) to outperform relatively expensive assets. However, this historical tendency has not persisted in all market environments, and there is no assurance that it will continue to exist in the future. A similar risk applies to any strategy that seeks to exploit a historical trend, including certain value strategies, curve strategies, trend- or momentum-based strategies, mean-reversion strategies, low beta strategies, and strategies seeking to capture size, value or quality premia.

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Derivatives and Fixed Income-Related Risks. Beta Strategies may make extensive use of derivatives investments. Certain carry and curve strategies may involve high direct or indirect exposure to interest rate risks and other risks related to fixed income investing. See “Counterparty Risk,” “Credit/ Default Risk,” “Derivatives Risk” and “Interest Rate Risk” above.

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Momentum Risk. In general, “momentum” is the tendency of an investment to exhibit persistence in its relative performance. A momentum style of investing may emphasize investing in securities that have had better recent performance compared to other securities. Securities exhibiting marked recent outperformance may be more volatile than securities across the broader market, and momentum may be an indicator that a security’s price is peaking. Momentum can turn quickly and cause significant variation

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from other types of investments. To the extent it has exposure to momentum strategies, a Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.

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Low Beta Risk. In general, beta is a measure of price volatility resulting from general market movements. There is a risk that the present and future beta of a security, relative to the relevant market index, will not be the same as it has historically been and thus that a Fund will not have exposure to low beta securities when it wishes to. In addition, low beta portfolios may be less volatile than the broader securities markets and, as a result, may trail the broader market during times of high market returns.

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Size and Value-Related Risks. Alternative beta strategies seeking high exposure to value stocks and similar securities or securities of issuers in a particular size range involve risks associated with issuers with such valuation and size characteristics. Value stocks and similar securities are subject to the risk that they may not achieve full valuation within an acceptable time horizon. Value stocks and similar securities may be also associated with issuers that have recently experienced operational or financial difficulties, which may persist. Also see “Market Capitalization Risk” below.

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Volatility Premium Risk. Strategies seeking to capture “volatility premium” may entail high levels of volatility risk, insofar as securities’ actual volatility may exceed the implied volatility associated with options sold to insure against losses arising from volatility in such securities. See “Volatility Risk” below.

Issuer Risk (All Funds) — An issuer in which a Fund invests or to which it has exposure may perform poorly, and the value of its loans or securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters the spread of infectious illness (including epidemics and pandemics) or other events, conditions or factors.

Leverage Risk (All Funds) — Leverage occurs when the Funds directly or indirectly increase their assets available for investment using borrowings, short sales, financial instruments, or similar instruments or techniques. The Funds may engage in direct borrowings from banks, and may enter into financial instruments, short sales, reverse repurchase agreements, and other transactions, all of which subject the Funds to leverage risk. The use of leverage may make any change in the Funds’ NAV greater than it otherwise would be and thus result in increased volatility of returns and the risk that the Funds will lose more than they have invested. The Funds’ assets that are used as collateral to secure short sales may decrease in value while the short positions are outstanding, which may force the Funds to use their other assets to increase the

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collateral. Leverage can also create interest or other transactional expenses that may lower the Funds’ overall returns. The use of leverage may cause the Funds to liquidate portfolio positions at disadvantageous times in order to satisfy their obligations or to meet any asset segregation or position coverage requirements. In addition, these transactions may expose a Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, each Fund is subject to the federal securities laws, including the 1940 Act and the rules thereunder. Rule 18f-4 under the 1940 Act requires, among other things, that a Fund either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. There is no guarantee that a leveraging strategy will be successful.

Reverse repurchase agreements, which may be viewed as a form of borrowing and thus subject the Funds to leverage risk, are agreements in which the Funds sell a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the additional risk that the market value of the security sold by a Fund may decline below the price at which the Fund must repurchase the security.

Liquidity Risk (All Funds) — An illiquid investment is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. Pursuant to Rule 22e-4 under the 1940 Act, the Fund may invest up to 15% of its net assets in illiquid investments. Certain restricted securities that may be resold to institutional investors under Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be deemed liquid under guidelines approved by the Board. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4.

Although the Funds will invest primarily in liquid, publicly traded securities, the Funds may make investments that trade in lower volumes or that otherwise may be illiquid. Also, the Funds may make investments that may become less liquid in response to market developments or adverse investor perceptions. Less liquid or illiquid investments may be difficult to value. An inability to sell one or more portfolio positions can adversely affect the Funds’ value or prevent the Funds from being able to take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the Funds will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. Although the Funds retain the ability to meet redemption requests through in-kind exchanges, subject to certain conditions, the Funds may need to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, the Fund

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may have to lower the selling price, sell other investments, or forgo another, more appealing investment opportunity. Such sales may adversely affect a Fund’s NAV.

Loans and Other Direct Indebtedness Risk (Multi-Strategy Alternatives Fund and FS Real Development Fund) — Loans and other direct indebtedness involve the risk that the Funds will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower. Certain of the loans and the other direct indebtedness acquired by the Funds may involve revolving credit facilities or other standby financing commitments which obligate the Funds to pay additional cash on a certain date or on demand. Substantial increases in interest rates may cause an increase in loan obligation defaults. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be illiquid, or lose all or substantially all of its value subsequent to investment.

Investments in loans may take the form of either loan participations or assignments of all or a portion of a loan from a third party. With respect to loan participations, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled from the lender selling the participations, but only upon receipt by the lender of the payments from the borrower. The Funds generally would have no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Funds would be exposed to the credit risk of both the borrower and the lender. Conversely, loan assignments result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

As the Funds may be required to rely upon another lending institution to collect and pass on to the Funds amounts payable with respect to the loan and to enforce the Funds’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Funds from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Funds. See “Senior Loan Risk” below.

Investments in loans may not be considered “securities,” and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Investments in loans generally are subject to restrictions on transfer, and a Fund may be unable to sell its investment in a loan at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, investments in loans may at times be illiquid. Investments in loans may be difficult to value and typically have extended settlement periods (generally greater than 7 days), which expose the Funds to the risk that the receipt of principal and interest payments

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may be delayed until the loan investment settles. Extended settlement periods during significant Fund redemption activity could potentially cause short-term liquidity demands within the Funds. In seeking to meet liquidity demands, the Funds could be forced to sell investments at unfavorable prices, or borrow money or effect short settlements when possible (at a cost to the Funds), in an effort to generate sufficient cash to pay redeeming shareholders. The Funds’ actions in this regard may not be successful.

Market Risk (All Funds) — Investments in securities, in general, are subject to market risks, including increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment, that may cause their prices to fluctuate over time. The Funds’ investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security held in a short position may increase due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived positive economic conditions or changes in interest or currency rates. Because the market value of ETF shares may differ from their NAV, the shares may trade at a premium or discount. An investment in the Funds may lose money.

Market Capitalization Risk (Small-, Mid- and Large-Cap Stocks Risk) (All Funds) — To the extent a Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more greatly affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.

Model and Technology Risk (All Funds) — The Adviser (and the Underlying Managers with respect to Multi-Strategy Alternatives Fund) and the Alternative Beta Providers may use investment programs that are fundamentally dependent on proprietary or licensed technology through such manager’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems. These strategies may not be

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successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. Any such errors, imperfections or limitations in a model could affect the ability of the manager to implement strategies. Despite testing, monitoring and independent safeguards, these errors may result in, among other things, execution and allocation failures and failures to properly gather and organize large amounts of data from third parties and other external sources. More specifically, as it is not possible or practicable for a manager to factor all relevant, available data into quantitative model forecasts and/or trading decisions, quantitative managers (and/ or affiliated licensors of such data) will use their discretion to determine what data to gather with respect to an investment strategy and what subset of that data the models will take into account to produce forecasts that may have an impact on ultimate trading decisions. All these factors may have a negative effect on a Fund. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. The Adviser (and an Underlying Manager with respect to FS Multi-Strategy Alternatives Fund) or an Alternative Beta Provider (and/or the licensor of the models or technology) may detect certain errors that it chooses, in its sole discretion, not to address or fix. By necessity, models make simplifying assumptions that limit their efficacy.

Models that appear to explain prior market data can fail to predict future market events. Moreover, an increasing number of market participants may rely on models that are similar to those used by a manager (or an affiliate of a manager), which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio investments, the Funds could suffer losses. Additionally, shareholders should be aware that there is no guarantee that a quantitative manager will use any specific data or type of data in generating forecasts or making trading decisions on behalf of the Funds, nor is there any guarantee that the data actually utilized in generating forecasts or making trading decisions on behalf of the Funds will be (i) the most accurate data available or (ii) free from errors.

Mortgage-Backed and Other Asset-Backed Securities Risk (Multi-Strategy Alternatives Fund) — Mortgage-related and other asset-backed securities are subject to certain risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, as borrowers tend to repay their mortgage obligations more slowly in such environments. As a result, mortgage-backed securities may become more sensitive to changes in interest rates. In a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility. Small movements in interest rates may dramatically affect the value of certain mortgage- and asset-backed securities. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can

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reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

Investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

To the extent consistent with their investment objectives and strategies, the Funds may invest in mortgage-backed securities issued by the U.S. government. (See “U.S. Government Securities Risk”.) To the extent that a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Multi-Manager and Allocation Risk (Multi-Strategy Alternatives Fund) — Fund performance is dependent upon the success of the Adviser, Wilshire and the Underlying Managers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s decisions in allocating each Fund’s assets to Underlying Managers and Alternative Beta Providers and its selection and oversight of the Underlying Managers and Alternative Beta Providers. For the Multi-Strategy Alternatives Fund, the Adviser will rely primarily on the recommendations of Wilshire, which, despite its experience, may make recommendations that, if followed by the Adviser, result in poor performance. In addition, each Fund’s performance will depend on the Underlying Manager’s and the Alternative Beta Provider’s respective skill in executing the relevant strategy. There can be no assurance that the Adviser, Wilshire or the Underlying Managers or Alternative Beta Providers will be successful in this regard.

For the Multi-Strategy Alternatives Fund, the investment strategies employed by the Underlying Managers may not be complementary, which could adversely affect

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the performance of the Fund. Underlying Managers make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that an Underlying Manager may purchase a security for the Fund at the same time that another Underlying Manager sells the same security, resulting in higher expenses without accomplishing any net investment result; or that several Underlying Managers purchase the same security at the same time, without aggregating their transactions, resulting in higher expenses. The risk of loss may be significant if an Underlying Manager employs valuation assumptions or credit judgments that are incorrect, incorrectly evaluates market conditions or the nature and extent of spread relationships, or otherwise makes investment decisions that prove to be unprofitable. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund.

In addition, some Underlying Managers may have little experience managing assets for mutual funds, which, unlike hedge funds (with which the Underlying Managers are experienced), are subject to daily inflows and outflows of securities and cash and are subject to certain legal and tax-related restrictions on their investments and operations, including, for example, restrictions on illiquid investments and leverage. Accordingly, an Underlying Manager may not be able to achieve the level of returns for the Fund that the Underlying Manager would be able to achieve if it were managing the same strategy in a hedge fund or similar investment vehicle. Subject to the overall supervision of each Fund’s investment program by the Adviser, each Underlying Manager is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

Municipal Securities Risk (Multi-Strategy Alternatives Fund) — Municipal securities, like other fixed-income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value.

Longer-term securities generally respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of a Fund’s holdings. As a result, a Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration in municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of

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municipal securities to repay principal and to make interest payments on securities owned by a Fund. Any changes in the financial condition of municipal issuers also may adversely affect the value of the Fund’s securities.

Natural Resources Risk (Multi-Strategy Alternatives Fund and Real Development Fund) — A Fund’s investments in natural resources issuers is susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The natural resources sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. Companies operating in the natural resources sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; domestic and global competition, extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, natural resource sector companies are subject to substantial government regulation, including environmental regulation and liability for environmental damage, and changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other natural resources reserves may also affect the profitability of natural resources companies.

Additional risks associated with investments in companies operating in the energy sector (“Energy Companies”) include, but are not limited to, the following:

●

Commodity Pricing Risk. Energy companies may be affected by fluctuations in the prices of energy commodities. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.

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Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. The financial performance of Energy Companies may be adversely affected if they, or the companies to which they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

●	Supply and Demand Risk. Energy Companies may be impacted by the levels of supply and demand for energy commodities.

●

Environmental and Regulatory Risk. Energy Companies are subject to significant regulation of their operations by federal, state and local governmental agencies. Additionally, voluntary initiatives and mandatory controls have been adopted or are being studied and evaluated, both in

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the United States and worldwide, to address current potentially hazardous environmental issues, including hydraulic fracturing and related waste disposal and geological concerns, as well as those that may develop in the future.

●

Acquisition Risk. An Energy Company’s ability to grow and, where applicable, increase distributions to its equity holders, may be highly dependent on its ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. In the event that Energy Companies are unable to make such acquisitions, their future growth and ability to raise distributions will be limited and their ability to repay their debt holders may be weakened.

●

Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of Energy Companies to carry out acquisitions or expansions in a cost-effective manner. Rising interest rates may also impact the price of the securities of Energy Companies as the yields on alternative investments increase.

●

Catastrophic Event Risk. Energy Companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. Any occurrence of a catastrophic event, such as a terrorist attack, could bring about a limitation, suspension or discontinuation of the operations of Energy Companies.

Non-Diversification Risk (All Funds) — The Funds are classified as a “non-diversified” investment companies, which means that the percentage of their assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Funds’ investment portfolios may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

Non-Hedging Foreign Currency Trading Risk (Managed Futures Fund) — To the extent consistent with their investment objectives and strategies, the Funds may engage in forward foreign currency transactions for speculative purposes. The Funds may purchase or sell foreign currencies through the use of forward contracts based on the Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Funds seek to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to the Funds. Some of these transactions may also be subject to interest rate risk.

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Non-Investment Grade Fixed Income Securities Risk (All Funds) — Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-U.S. Government Securities Risk (Multi-Strategy Alternatives Fund and Real Development Fund) — Foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Operational and Cybersecurity Risk (All Funds) — The Funds, their service providers, including the Adviser (and Wilshire and the Underlying Managers with respect to FS Multi-Strategy Alternatives Fund), and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Funds and their shareholders, despite the efforts of the Funds and their service providers to adopt technologies, processes and practices intended to mitigate these risks.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Funds, their service providers, counterparties or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Funds, their service providers or other market participants, impacting the ability to conduct the Funds’ operations. Cyber-attacks, disruptions or failures that affect the Funds’ service providers or counterparties may adversely affect the Funds and their shareholders, including by causing losses for the Funds or impairing Fund operations. For example, the Funds’ service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Funds’ NAVs and impede

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trading). In addition, cyber-attacks, disruptions or failures may cause reputational damage and subject the Funds’ service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs and/ or additional compliance costs. While the Funds and their service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Funds’ service providers may also incur substantial costs for cybersecurity risk management, including insurance, in order to prevent or mitigate future cyber security incidents, and the Funds and their shareholders could be negatively impacted as a result of such costs. The Funds and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Funds or the Adviser. Issuers of securities in which the Funds invest are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investments to lose value. In addition, cyber-attacks involving a Fund’s counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. A Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests or securities markets and exchanges.

Portfolio Turnover Risk (All Funds) — The Funds may engage in short-term trading. This means that a Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the Adviser (or an Underlying Manager with respect to FS Multi-Strategy Alternatives Fund and FS Alternative Opportunities Fund) believes that the sale is in the best interest of the Fund (for example, if the Adviser (or an Underlying Manager with respect to FS Multi-Strategy Alternatives Fund and FS Alternative Opportunities Fund) believes an alternative investment has greater growth potential). Short-term trading causes the Funds to have high portfolio turnover rates, which could, in turn, generate higher transaction costs (due to commissions or dealer mark-ups and other expenses), and reduce the Funds’ investment performance. In addition, a high level of short-term trading may increase the amount of taxable income recognized by shareholders of the Funds, may reduce the after-tax returns of

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the shareholders, and, in particular, may generate short-term capital gains, which are taxed as ordinary income when distributed to shareholders.

Preferred Stock Risk (Multi-Strategy Alternatives Fund) — Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (i.e., the risk of losses attributable to changes in interest rates).

Prepayment Risk (All Funds) — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and a Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Real Estate Risk (Real Development Fund) — To the extent a Fund’s investments create exposure to the real estate industry, the Fund is subject to certain risks associated with real estate in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing; variations in rental income, neighborhood values or the appeal of property to tenants; limits on rents; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. In addition, real estate industry companies that hold mortgages may be affected by the quality of any credit extended. Real estate industry companies are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Real estate industry companies whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

REIT Risk (Multi-Strategy Alternatives Fund and Real Development Fund) — Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than

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those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. REITs may also fail to qualify for the favorable tax treatment available to REITs or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Funds to effect sales at an advantageous time or without a substantial drop in price.

Regulatory Risk (All Funds) — Legal, tax, and regulatory developments may adversely affect the Funds. The regulatory environment for the Funds is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Funds’ interpretation of the application of certain regulations, may adversely affect the ability of the Funds to pursue their investment strategies, their ability to obtain leverage and financing, and the value of investments held by the Funds. There has been an increase in governmental, as well as self-regulatory, scrutiny of the investment industry in general and the alternative investment industry in particular. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of the Funds to trade in securities or commodities or the ability of the Funds to employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result).

The Funds and the Adviser (and Wilshire and the Underlying Managers with respect to Multi-Strategy Alternatives Fund) may also be subject to regulation in jurisdictions in which they engage in business, which, in turn, could have a material adverse impact on the value of the investments of the Funds. Shareholders should understand that the Funds’ business is dynamic and is expected to change over time. Therefore, the Funds may be subject to new or additional regulatory constraints in the future. This note cannot address or anticipate every possible current or future regulation that may affect the Board, the Adviser (and Wilshire and the Underlying Managers with respect to Multi-Strategy Alternatives Fund), or the businesses of each. Such regulations may have a significant impact on shareholders or the operations of the Funds, including, without limitation, restricting the types of investments the Funds may make, preventing the Funds from exercising their voting rights with regard to certain financial instruments, requiring the Funds to disclose the identity of their investors or otherwise. The Board may, in its sole discretion, cause the Funds to be subject to such regulations if it believes that an investment or business activity is in the Funds’ interest, even if such regulations may have a detrimental effect on one or more shareholders. Prospective investors are encouraged to consult their own advisors regarding an investment in the Funds.

Rule 144A and Other Exempted Securities Risk (Multi-Strategy Alternatives Fund and Real Development Fund) — To the extent consistent with their investment objectives and strategies, the Funds may invest in private placements, subject to liquidity and other regulatory restrictions. In the U.S. market, private placements are typically

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sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could affect adversely the marketability of such investments and the Funds might be unable to dispose of them promptly or at reasonable prices, subjecting the Funds to liquidity risk. The Funds may invest in or obtain exposure to private placements determined to be liquid as well as those determined to be illiquid. Even if determined to be liquid, the Funds’ direct or indirect holdings of private placements may become illiquid if eligible buyers are unable or unwilling to purchase them at a particular time. The Funds may also have to directly or indirectly bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of private placements typically reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the information (such as the Funds or an Alternative Beta Provider) to agree contractually to keep the information confidential, which could also adversely affect the Funds’ ability to dispose of the security.

Sector Risk (Real Development Fund) — Sector Risk is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances, cause the value of securities of all companies in a particular sector to decrease.

Technology Sector Risk (Multi-Strategy Alternatives Fund and Real Development Fund) — Investments in technology securities involve special risk considerations. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology industry, both domestically and internationally, may affect negatively the financial condition of technology companies, and a substantial investment in technology securities may subject the Fund to more volatile price movements than a more diversified portfolio of securities. In certain circumstances, technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent and new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition to the foregoing risks, technology companies operating in the health sciences and healthcare sector may be subject to product liability litigation. As a result of these and other reasons, investments in the technology industry can experience sudden and rapid appreciation and depreciation.

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Senior Loan Risk (Multi-Strategy Alternatives Fund and Real Development Fund) — “Senior Loans” hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and shareholders of the borrower. Senior Loans are usually rated below investment grade, and are subject to similar risks, such as credit risk, as below investment grade securities (or “junk bonds”). However, Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. The ability of the Funds to realize full value in the event of the need to sell a Senior Loan may be impaired by the lack of an active trading market for certain Senior Loans or adverse market conditions limiting liquidity. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Although Senior Loans in which the Funds will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Funds could experience delays or limitations with respect to their ability to realize the benefits of the collateral securing a Senior Loan. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Funds, such as invalidation of Senior Loans. See “Loans and Other Direct Indebtedness Risk” above.

Shareholder Concentration Risk (Managed Futures Fund and Real Development Fund) — A large percentage of the Fund’s shares are held by a small number of shareholders, including persons and entities related to the Adviser. A large redemption by one or more of these shareholders could materially increase the Fund’s transaction costs, which would negatively impact the Fund’s performance and could cause adverse tax consequences for the remaining shareholders of the Fund.

Short Sales Risk (All Funds) — To the extent consistent with their investment objectives and strategies, the Funds may engage in short sales. Selling securities short creates the risk of losing an amount greater than the amount invested. Short selling is subject to the theoretically unlimited risk of loss because there is no limit on how much the price of a stock may appreciate before the short position is closed out. A short sale may result in a sudden and substantial loss if, for example, an acquisition proposal is made for the subject company at a substantial premium over the market price. Irrespective of the risk control objectives of a Funds’ multi-asset approach, such a

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high degree of leverage necessarily entails a high degree of risk. In the event that a Fund utilizes leverage in its investment program, the Fund may be subject to claims by financial intermediaries that extended “margin” loans in respect of such managed account. The risks involved in the use of leverage are increased to the extent that a Fund itself leverages its capital. An increasing number of jurisdictions are limiting the ability of market participants to engage in short selling in respect of certain securities. In some cases, these rules may also limit the ability of market participants to enter into a short position through a credit default swap or other similar derivatives contract. These rules may limit or preclude a Fund from entering into short sales or otherwise taking short positions and could be advantageous to the Fund. A Fund may also incur expenses relating to short sales, such as dividend expense (paying the value of dividends to the person that loaned the security to the Fund so that the Fund could sell it short; this expense is typically, but not necessarily, substantially offset by market value gains after the dividends are announced) and interest expense (the Fund may owe interest on its use of short sale proceeds to purchase other investments; a portion of this expense may, but is not necessarily, offset by stock lending rebates).

Structured Products and Structured Notes Risk (All Funds) — Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. A Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

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DECEMBER 31, 2023

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Structured products include, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes. Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors”. These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or Secured Overnight Financing Rate (“SOFR”)), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where a Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. In the case of structured notes where the reference instrument is a debt instrument, such as credit-linked notes, a Fund will be subject to the credit risk of the issuer of the reference instrument and the issuer of the structured note.

Subsidiary Risk (All Funds) — The Funds may make investments through wholly-owned Subsidiaries organized under the laws of the Cayman Islands. By investing in a Subsidiary, each Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by a Subsidiary are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by a Fund. These risks are described elsewhere in this note. There can be no assurance that the investment objective of a Subsidiary will be achieved.

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DECEMBER 31, 2023

The Subsidiaries are not registered under the 1940 Act, and, unless otherwise noted in this note, are not subject to all the investor protections of the 1940 Act. However, the Adviser complies with the provisions of the 1940 Act relating to investment advisory contracts with respect to the Subsidiaries, and each Fund wholly owns and controls its Subsidiaries, making it unlikely that a Subsidiary will take action contrary to the interests of a Fund and its shareholders. The Funds also comply with Section 8 and 18 of the 1940 Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with their Subsidiaries. The Subsidiaries also comply with Section 17 of the 1940 Act relating to affiliated transactions and custody. The Board has oversight responsibility for the investment activities of the Funds, including their investments in the Subsidiaries, and the Funds’ role as sole shareholder of the Subsidiaries. The Subsidiaries will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Funds.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or its Subsidiaries to operate and could adversely affect the Funds. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on a Subsidiary. If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Tax Risk (All Funds) — To qualify as a RIC within the meaning of Subchapter M of the Code, the Funds must, among other things, derive at least 90% of their gross income for each taxable year from sources treated as “qualifying income” under Subchapter M of the Code. With respect to the Real Development Fund, although qualifying income does not include income derived directly from commodities, the Real Development Fund’s investments in Bitcoin-related instruments directly or indirectly through Subsidiaries is expected to provide the Real Development Fund with exposure to Bitcoin within the limitations of the federal income tax requirements of Subchapter M of the Code. Neither the Real Development Fund nor a Subsidiary will invest in Bitcoin directly.

There is a risk that the IRS could assert that the income derived from a Fund’s investment in a Subsidiary or in certain commodity-linked structured notes will not be considered qualifying income for purposes of the Fund remaining qualified as a RIC for U.S. federal income tax purposes. In 2006, the IRS published a ruling that income realized from swaps with respect to a commodities index would not be qualifying income. In a number of private letter rulings issued from 2006 through 2011, the IRS ruled that the income of such a foreign subsidiary would be qualified income each year even if it is not actually distributed to the RIC each year, but in 2011 the IRS suspended the issuance of such rulings. In addition, during 2006 through 2011, the IRS had also issued private letter rulings to RICs concluding that income derived from their investment in certain commodity-linked structured notes would constitute qualifying income to the fund. In 2011, the IRS indicated that the granting of these

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DECEMBER 31, 2023

types of private letter rulings was suspended, pending further internal review of the subject. In 2016, the IRS announced that it would not issue any such rulings in the future, and it revoked the previously issued rulings. The U.S. Department of Treasury and the IRS issued final regulations that provide that where distributions are received from a foreign corporate subsidiary, amounts included in gross income pursuant to the subpart F income rules (income earned from certain foreign corporate subsidiaries) are treated as dividends and therefore qualifying income. In addition, these regulations provide that subpart F income that is included in a Fund’s gross income by virtue of its investment in a Subsidiary is qualifying income to the extent derived with respect to the Fund’s business of investing stock, securities or currencies. If the Funds were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Funds would be subject to diminished returns.

In order to qualify as a RIC under the Code, the Funds must meet certain requirements regarding the source of their income, the diversification of their assets, and the distribution of their income. The Funds’ ability to pursue their investment strategies may therefore be limited by the Funds’ intention to qualify as RICs under the Code, and may bear adversely on their ability to so qualify. If a Fund were to fail to qualify as a RIC, the Fund would be subject to federal income tax on its net income at regular corporate rates (currently 21%) without reduction for distributions to shareholders. When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to a Fund’s current and accumulated earnings and profits (as calculated for federal income tax purposes). If the Fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Fund would be subject to the risk of diminished returns.

Income from certain derivatives, including certain commodity-linked instruments, is not or may be determined not to be “qualifying income” for purposes of Subchapter M of the Code. If a Fund were to earn non-qualifying income from any source including commodity-linked instruments in excess of 10% of its gross income for any taxable year, it would fail to qualify as a RIC for that year, unless the Fund were eligible to cure, and cured, such failure by paying a fund-level tax equal to the full amount of such excess. The tax treatment of investing in certain derivatives, including certain commodity-linked instruments, and in a Subsidiary is currently unclear in certain respects and may be adversely affected by future legislation, Treasury Regulations, and/or guidance issued by the IRS, which legislation, Treasury Regulations, and/or guidance may have retroactive effect.

U.S. Government Securities Risk (All Funds) — The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Department of the Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the

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issuers of some U.S. government securities held by the Funds may greatly exceed their current resources, including their legal right to support from the U.S. Department of the Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

Valuation Risk (All Funds) — Many factors may influence the price at which the Funds could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the Funds’ last valuation, and such differences could be significant, particularly for assets or other investments (such as ETFs that provide exposure to Bitcoin and Bitcoin futures contracts with respect to the Real Development Fund), that are illiquid or trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Funds may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before a Fund determines its NAV.

Volatility Risk (All Funds) — A Fund may have investments, including but not limited to ETFs that provide exposure to Bitcoin and Bitcoin futures contracts with respect to the Real Development Fund, that appreciate or decrease significantly in value over short periods of time. This may cause a Fund’s NAV per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Additional Risks

Additional risks of investing in the Funds include the following, without limitation:

Bitcoin Risk and Bitcoin Futures Contracts Risk — While the Multi-Strategy Alternatives Fund may only invest up to 5% of its net assets in Bitcoin-related investments, such investments subject the Multi-Strategy Alternatives Fund to Bitcoin Risk and Bitcoin Futures Contracts Risk. While not principal risks of the Multi-Strategy Alternatives Fund, these risks are applicable to the Multi-Strategy Alternatives Fund as additional risks associated with a non-principal investment strategy.

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DECEMBER 31, 2023

Confidential Information Access Risk — In many instances, issuers of privately placed securities offer to furnish material, non-public information (“Confidential Information”) to prospective purchasers or holders of the issuer’s privately placed securities to help potential investors assess the value of the securities. Portfolio managers may avoid the receipt of Confidential Information about the issuers of privately placed securities considered for acquisition by the Funds, or held in the Funds. A decision not to receive Confidential Information from these issuers may disadvantage the Funds as compared to other investors, and may adversely affect the price the Funds pay for the assets they purchase, or the price at which the Funds sell the assets. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the decision not to receive Confidential Information could adversely affect the Funds’ performance.

Conflicts of Interest Risk — The Adviser (and the Underlying Managers with respect to the Multi-Strategy Alternatives Fund) will have conflicts of interest which could interfere with its management of the Funds. For example, the Adviser (or its affiliates) (and the Underlying Managers (or their affiliates) with respect to the Multi-Strategy Alternatives Fund)) manage other investment funds and have other clients that are similar to, or overlap with, the investment objectives and strategies of the Funds, creating potential conflicts of interest in investment decisions regarding investments that may be appropriate for the Funds and the Adviser’s other clients (or the Underlying Managers’ other clients with respect to the Multi-Strategy Alternatives Fund). These conflicts of interest are exacerbated to the extent that the Adviser’s other clients (or the Underlying Managers’ other clients with respect to the Multi-Strategy Alternatives Fund)) pay them higher fees or performance-based fees. In addition, the activities in which the Adviser and its affiliates (or the Underlying Managers and their affiliates with respect to the Multi-Strategy Alternatives Fund)) are involved may limit or preclude the flexibility that the Funds may otherwise have to participate in certain investments. Similar conflicts of interest may exist for Alternative Beta Providers, to the extent they manage accounts or strategies that compete with Alternative Beta Strategies. Further information regarding conflicts of interest is available in the Statement of Additional Information under “Portfolio Management — Potential Conflicts of Interest.”

Extension Risk — An issuer could exercise its right to pay principal on an obligation held by the Funds (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will typically decrease, and the Funds may also suffer from the inability to reinvest in higher yielding securities.

LIBOR and SOFR Risk — The Fund’s investments, interest payment obligations and financing terms may be based on floating rates, such as London Inter-Bank Offered Rate (“LIBOR”) or SOFR. LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark

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DECEMBER 31, 2023

reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish new or alternative reference rates to be used in place of LIBOR. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, supports replacing U.S. dollar LIBOR with SOFR, a new index calculated by short-term repurchase agreements backed by Treasury securities. Prohibitions and requirements with respect to floating rate benchmarks may adversely affect the value of floating-rate debt securities in the Fund’s portfolio. While SOFR appears to be the preferred replacement rate for U.S. dollar LIBOR, it is not possible to predict whether SOFR will ultimately prevail in the market as the definitive replacement for LIBOR. The transition away from LIBOR and other current reference rates to alternative reference rates is complex and could have a material adverse effect on the Fund’s business, financial condition and results of operations, including as a result of any changes in the pricing of the Fund’s investments, changes to the documentation for certain of the Fund’s investments and the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation or modifications to processes and systems. All of the aforementioned may adversely affect the Fund’s performance or NAV.

OTC Transaction Risk — To the extent consistent with their investment objectives and strategies, the Funds may engage in OTC transactions. In general, there is less governmental regulation and supervision of transactions in the OTC markets (in which option contracts and certain options on swaps are generally traded) than of transactions entered into on organized exchanges.

Market Disruption and Geopolitical Risks — Certain local, regional or global events such as war (including Russia’s invasion of Ukraine and the Israel-Hamas war), acts of terrorism, the spread of infectious illnesses and/or other public health issues, or other events may have a significant impact on a security or instrument. These types of events and others like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include, but are not limited to, volatility in markets, embargos, political actions, supply chain disruptions, restrictions to investment and/ or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The duration of these events could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on an investment in the Funds. The ultimate impact of Market Disruptions and Geopolitical Risks on the financial performance of the Funds’

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investments is not reasonably estimable at this time. Management is monitoring these events.

Quantitative Model Risk — The Adviser (and Wilshire and the Underlying Managers with respect to the Multi-Strategy Alternatives Fund) may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in quantitative analyses or models, or in the data on which they are based, could adversely affect the effective use of such analyses or models, which in turn could adversely affect the Funds’ performance. There can be no assurance that these methodologies will enable the Funds to achieve their objectives.

Russia-Ukraine Market Risk — Increased tensions between Russia and Ukraine have escalated into an armed conflict given Russia’s invasion of Ukraine in February 2022. The conflict involving these two countries and the outbreak of hostilities between them may escalate or result in more widespread conflict. Such hostilities, and the threat of wider-spread hostilities, could lead to disruption, instability and volatility in global markets and commodity prices, economies and industries that could negatively impact a Fund’s business, results of operations and financial condition. The conflict has already resulted in significant volatility in certain equity, debt and currency markets, material increases in commodity prices, such as oil and natural gas, and economic uncertainty. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have significant impact on a Fund’s performance and the value of an investment in a Fund.

Securities Lending Risk — The Funds may lend their portfolio securities. Although the Funds will receive collateral in connection with all loans of their securities holdings, the Funds would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Funds). In addition, the Funds will bear the risk of loss of any cash collateral that they invest.

Warrants and Rights Risk — To the extent consistent with their investment objectives and strategies, the Funds may purchase warrants and rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the

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securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

12. Concentration of Shareholders:

At December 31, 2023, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of affiliated omnibus accounts, unless otherwise indicated, that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% Ownership
Multi-Strategy Alternatives
Class A	1	66%
Class I	3	55%

Managed Futures
Class A	1	100%
Class I	1	100%

Chiron Real Development
Class A	3	100%
Class I	1	43%

13. Indemnification:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

14. Subsequent Event:

The Funds have evaluated the need for additional disclosures (other than what is disclosed in the preceding paragraphs) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of December 31, 2023.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of FS Multi-Strategy Alternatives Fund, FS Managed Futures Fund and FS Chiron Real Development Fund and the Board of Trustees of The Advisors’ Inner Circle Fund III

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities of FS Multi-Strategy Alternatives Fund, FS Managed Futures Fund and FS Chiron Real Development Fund (collectively referred to as the “Funds”), (three of the funds constituting The Advisors’ Inner Circle Fund III (the “Trust”)) , including the consolidated schedules of investments, as of December 31, 2023, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of each of the Funds (three of the funds constituting The Advisors’ Inner Circle Fund III) at December 31, 2023, the consolidated results of their operations for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended and their consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis,

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evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodians, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor of one or more FS Investments investment companies since 2013.

Philadelphia, Pennsylvania

February 29, 2024

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(Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The expenses shown in the table below do not include any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if applicable. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2023 to December 31, 2023).

The table on the next page illustrates your Fund’s costs in two ways:

● Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

● Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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(Unaudited)

DISCLOSURE OF FUND EXPENSES -- concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Annualized Expense Ratios	Expenses Paid During Period*
FS Multi-Strategy Alternatives Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,028.50	1.75%	$8.95
Class I Shares	1,000.00	1,029.40	1.50	7.67
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,016.38	1.75%	$8.89
Class I Shares	1,000.00	1,017.64	1.50	7.63
FS Managed Futures Fund
Actual Fund Return
Class A Shares	$1,000.00	$966.00	0.50%	$2.48
Class I Shares	1,000.00	967.10	0.25	1.24
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.68	0.50%	$2.55
Class I Shares	1,000.00	1,023.95	0.25	1.28
FS Chiron Real Development Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,040.90	1.45%	$7.46
Class I Shares	1,000.00	1,041.40	1.20	6.18
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,017.90	1.45%	$7.38
Class I Shares	1,000.00	1,019.16	1.20	6.11

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

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(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be deemed to be “interested” persons of

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES[3,4]

William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]

Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

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DECEMBER 31, 2023

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TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-924-4766. The following chart lists Trustees and Officers as of December 31, 2023.

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

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DECEMBER 31, 2023

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TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES (continued)[3]

Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

OFFICERS

Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.

James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

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TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman), Legal & General Commodity Strategy Fund Offshore Ltd., Element Solutions Inc., Xerox Holdings Corporation and Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Director of Navigator Global Investments Limited to 2020. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

None.

None.

None.

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TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Donald Duncan (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Coordinator (since 2023)	Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

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TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

Other Directorships Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

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TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

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DECEMBER 31, 2023

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TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

Other Directorships Held in the Past Five Years

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

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APPROVAL OF THE INVESTMENT ADVISORY, CO-ADVISORY & SUB-ADVISORY AGREEMENTS

FS Multi-Strategy Alternatives Fund

FS Managed Futures Fund

FS Chiron Real Development Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory, co-advisory and sub-advisory agreements (the “Agreements”) must be renewed at least annually after their initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 13–14, 2023 to decide whether to renew the following Agreements for additional one-year terms:

•	the advisory agreement between FS Fund Advisor, LLC (the “Adviser”) and the Trust, on behalf of the Funds;

•	the co-advisory agreement between the Adviser and Chiron Investment Management, LLC (the “Co-Adviser”) on behalf of the FS Chiron Real Development Fund; and

•

the sub-advisory agreements between the Adviser and the following sub-advisers (each, a “Sub-Adviser” and together, the “Sub-Advisers”), pursuant to which the Sub-Advisers serve as investment sub-advisers to the FS Multi-Strategy Alternatives Fund:

○	MidOcean Credit Fund Management, L.P.

○	Wilshire Advisors LLC

○	Crabel Capital Management, LLC

In preparation for the meeting, the Trustees requested that the Adviser, the Co-Adviser and the Sub-Advisers furnish information necessary to evaluate the terms of the Agreements. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, the Co-Adviser and the Sub-Advisers, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser, the Co-Adviser and the Sub-Advisers and other service providers of the Funds presented or submitted to the Board at the meeting

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and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.

Specifically, the Board requested and received written materials from the Adviser, the Co-Adviser, the Sub-Advisers and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ services; (ii) the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ investment management personnel; (iii) the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ operations and financial condition; (iv) the Adviser’s, the Co-Adviser’s and the Sub- Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser, the Co-Adviser and the Sub-Advisers and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ profitability from their relationships with the Funds, including both direct and indirect benefits accruing to the Adviser, the Co-Adviser and the Sub-Adviser and their affiliates; (vii) the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ potential economies of scale; (viii) the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ compliance programs, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, the Co-Adviser and the Sub-Advisers, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management, the Adviser, the Co-Adviser and the Sub-Advisers.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Co-Adviser, the Sub-Advisers and other service providers of the Funds, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser, the Co-Adviser and the Sub-Advisers; (ii) the investment performance of the Funds and the Adviser, the Co-Adviser and the Sub- Advisers; (iii) the costs of the services provided and profits realized by the Adviser, the Co-Adviser and the Sub-Advisers from their relationships with the Funds, including both direct and indirect benefits accruing to the Adviser, the Co-Adviser and the Sub-Advisers and their affiliates; (iv) the extent to which economies of scale are being realized by the Adviser, the Co-Adviser and the Sub-Advisers; and (v) whether fee

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DECEMBER 31, 2023

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levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser, the Co-Adviser and the Sub-Advisers

In considering the nature, extent and quality of the services provided by the Adviser, the Co-Adviser and the Sub-Advisers, the Board reviewed the portfolio management services provided by the Adviser, the Co-Adviser and the Sub-Advisers to the Funds, including the quality and continuity of the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ portfolio management personnel, the resources of the Adviser, the Co-Adviser and the Sub-Advisers, and the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ compliance histories and compliance programs. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ investment and risk management approaches for the Funds. The Trustees considered that the Adviser supervises and monitors the performance of the Co-Adviser and the Sub-Advisers. The most recent investment adviser registration forms (“Form ADV”) for the Adviser, the Co-Adviser and the Sub-Advisers were available to the Board, as were the responses of the Adviser, the Co-Adviser and the Sub-Advisers to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser, the Co-Adviser and the Sub-Advisers to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser, the Co-Adviser and the Sub-Advisers such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser, the Co-Adviser and the Sub-Advisers were sufficient to support renewal of the Agreements.

Investment Performance of the Funds, the Adviser, the Co-Adviser and the Sub-Advisers

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser, the Co-Adviser and the Sub-Advisers provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

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Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser, the Co-Adviser and the Sub-Advisers in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser, the Co-Adviser and the Sub-Advisers had been able to achieve for the Funds were sufficient to support renewal of the Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Co-Adviser and the Sub-Advisers, as well as the fees payable by the Adviser to the Co-Adviser and the Sub-Advisers, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser, the Co-Adviser and the Sub-Advisers. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees also considered that the Adviser, not the Funds, paid the Co-Adviser and the Sub-Advisers pursuant to the co-advisory and sub-advisory agreements and that the fees payable to the Co-Adviser and the Sub-Advisers reflected arms-length negotiations between the Adviser, the Co-Adviser and the Sub-Advisers. The Trustees evaluated both the fee under the co-advisory and sub-advisory agreements and the portion of the fee under the advisory agreement retained by the Adviser. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser, the Co-Adviser and the Sub-Advisers.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser, the Co-Adviser and the Sub-Advisers from their relationships with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser, the Co-Adviser and the Sub-Advisers and their affiliates. The Trustees considered how the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ profitability was affected by factors such as their organizational structures and methods for allocating expenses. The Trustees concluded that the profit margins of the Adviser, the Co-Adviser and the Sub-Advisers with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ commitment to managing the Funds and the Adviser’s willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS

DECEMBER 31, 2023

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graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser, the Co-Adviser and the Sub-Advisers with respect to economies of scale.

Renewal of the Agreements

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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DECEMBER 31, 2023

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NOTICE TO SHAREHOLDERS

For shareholders that do not have a December 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the year ended December 31, 2023, the Funds are designating the following items with regard to distributions paid during the year:

Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short Term Capital Gain (5)	Qualifying Business Income (6)

FS Multi-Strategy Alternatives Fund

0.00%	0.00%	100.00%	100.00%	0.27%	0.32%	0.00%	35.59%	100.00%	0.00%

FS Managed Futures Fund

0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

FS Chiron Real Development Fund

0.00%	0.00%	100.00%	100.00%	26.98%	60.31%	14.23%	59.19%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

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FS Investments

P.O. Box 588

Portland, ME 04112

1-877-924-4766

Adviser:

FS Fund Advisor, LLC

206 Rouse Boulevard

Philadelphia, PA 19112

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Fund described.

CHI-AR-002-0200

(b) Not applicable.

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2023			FYE December 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$717,900	None	None	$682,615	None	None
(b)	Audit- Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$807,756(2)	$101,900(3)	None	$112,623(2)
(d)	All Other Fees	None	None	$7,535(4)	None	None	$5,301

Fees billed by Cohen & Co (“Cohen”) (Formerly, BBD LLP (“BBD”)) related to the Trust.

Cohen billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2023			FYE December 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$88,500	None	None	$88,500	None	None
(b)	Audit- Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2023			FYE December 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$303,108	None	None	$277,908	None	None
(b)	Audit- Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(3)	Fees in connection with international withholding tax analysis.

(4)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval;

(2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

	FYE December 31, 2023	FYE December 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (Cohen):

	FYE December 31, 2023	FYE December 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (E&Y):

	FYE December 31, 2023	FYE December 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)    Not applicable.

(g)   The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $815,291 and $117,924 for 2023 and 2022, respectively.

(g)   The aggregate non-audit fees and services billed by Cohen for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2023 and 2022, respectively.

(g)  The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2023 and 2022, respectively.

(h)  During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)   Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)   Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4e.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a)  The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b)  There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)  Not applicable.

(b)  Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date: March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date: March 8, 2024

By (Signature and Title)	/s/ Andrew Metzger,
Andrew Metzger,
Principal Financial Officer

Date: March 8, 2024